UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22884

The Gabelli Global Small and Mid Cap Value Trust

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

The Gabelli Global Small and Mid Cap Value Trust

Annual Report — December 31, 2023

(Y)our Portfolio Management Team

Mario J. Gabelli, CFA	Christopher J. Marangi	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
Chief Investment Officer	Co-Chief Investment Officer BA, Williams College MBA, Columbia Business School	Co-Chief Investment Officer BSE, University of Pennsylvania MBA, Columbia Business School	Portfolio Manager BS, Boston College

To Our Shareholders,

For the year ended December 31, 2023, the net asset value (NAV) total return of The Gabelli Global Small and Mid Cap Value Trust (the Fund) was 9.8%, compared with a total return of 15.6% for the Morgan Stanley Capital International (MSCI) World SMID Cap Index. The total return for the Fund’s publicly traded shares was 10.6%. The Fund’s NAV per share was $13.89, while the price of the publicly traded shares closed at $11.73 on the New York Stock Exchange (NYSE). See page 3 for additional performance information.

Enclosed are the financial statements, including the schedule of investments, as of December 31, 2023.

Investment Objective (Unaudited)

The Gabelli Global Small and Mid Cap Value Trust is a diversified, closed-end management investment company whose primary investment objective is long term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its total assets in equity securities of companies with small or medium sized market capitalizations (“small-cap” and “mid-cap” companies, respectively), and, under normal market conditions, will invest at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Performance Discussion (Unaudited)

The stock market continued to digest the impact of higher interest rates and slowing economic growth in the first quarter of 2023. While employment in the United States remained strong, we saw more layoffs and cost cutting announcements from companies, especially in the technology sector. The service sector of the economy remained strong, but manufacturing data turned negative as the first quarter progressed. In March, several banks failed unexpectedly due to poor risk management and the rapid loss of deposits.

Interest rates rose rapidly throughout the second half of the year, which weighed heavily on stock prices. The Federal Reserve made clear that interest rates would stay higher for longer until inflation dropped further towards its 2% target. Higher rates have already negatively impacted the real estate market and the federal deficit. They will increasingly influence companies with floating rate debt or refinancing needs. While job growth is finally slowing in the United States, wage pressures remain high across many segments of the economy. Energy prices also rose significantly on geopolitical concerns and as OPEC further cut supply, helping producers but hurting many more energy consumers. Increasing political turmoil in the United States is also not helping consumer and business confidence.

While economic growth has slowed in 2023, it has remained robust enough to keep recessionary fears at bay. Continued interest rate hikes around the world are controlling inflation, although more work remains to be done. Falling energy and commodity prices have been a big component of this and are a significant tailwind to consumers worldwide, especially in Europe. China appears to be planning a new round of economic stimulus for its economy. The U.S. Dollar has also weakened this year, which helps the revenue and earnings of U.S. multinational companies and also helps the value of our foreign holdings. However, corporate earnings growth has slowed down and most of the market’s return has come from multiple expansions and has been concentrated in a small number of large technology companies.

The top contributors to the Fund’s performance in 2023 included Mueller Industries, Inc. (2.1% of total investments as of December 31, 2023); Modine Manufacturing Co. (1.1%); and Enpro Inc. (2.0%).

The leading detractors during the year were: Entain plc (2.2%); CNH Industrial NV (3.5%); and Remy Cointreau SA (0.9%).

Thank you for your investment in The Gabelli Global Small and Mid Cap Value Trust.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through December 31, 2023 (a) (Unaudited)

	1 Year	3 Year	5 Year	Since Inception (6/23/14)
The Gabelli Global Small and Mid Cap Value Trust (GGZ)
NAV Total Return (b)	9.77%	2.15%	7.53%	5.10%
Investment Total Return (c)	10.61	2.41	9.94	3.40
MSCI World SMID Cap Index	15.62	3.05	9.95	6.50	(d)

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. The Fund’s use of leverage may magnify the volatility of net asset value changes versus funds that do not employ leverage. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. The MSCI World SMID Cap Index captures mid and small cap representation across 23 developed markets. Dividends are considered reinvested. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $12.00.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $12.00.
(d)	From June 30, 2014, the date closest to the Fund’s inception for which data are available.

Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST (INVESTMENT TOTAL RETURN) AND

MSCI WORLD SMID CAP INDEX (Unaudited)

Average Annual Total Returns*
	1 Year	5 Year	Since Inception
Investment	10.61%	9.94%	3.40%

* Past performance is not predictive of future results. The performance tables and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of December 31, 2023:

The Gabelli Global Small and Mid Cap Value Trust

Food and Beverage	13.3%
Diversified Industrial	7.7%
Entertainment	7.4%
Health Care	6.2%
Business Services	6.2%
Equipment and Supplies	5.5%
Machinery	5.0%
Financial Services	3.9%
Consumer Products	3.7%
Electronics	3.2%
Broadcasting	3.1%
Automotive: Parts and Accessories	3.0%
Hotels and Gaming	2.7%
Automotive	2.7%
Energy and Utilities: Water	2.5%
Retail	2.3%
Specialty Chemicals	1.8%
Cable and Satellite	1.5%
Building and Construction	1.5%
Aerospace	1.5%
Transportation	1.4%
Consumer Services	1.4%
Telecommunications	1.3%
Aviation: Parts and Services	1.3%
Metals and Mining	1.2%
Energy and Utilities: Integrated	1.0%
Wireless Communications	1.0%
Environmental Services	1.0%
U.S. Government Obligations	0.9%
Energy and Utilities: Natural Gas	0.9%
Energy and Utilities: Services	0.9%
Publishing	0.8%
Energy and Utilities: Electric	0.7%
Manufactured Housing and Recreational Vehicles	0.5%
Real Estate	0.3%
Computer Software and Services	0.3%
Agriculture	0.2%
Educational Services	0.1%
Energy and Utilities: Alternative Energy	0.1%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how each Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Gabelli Global Small and Mid Cap Value Trust
Schedule of Investments — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS — 98.9%
	Aerospace — 1.5%
14,000	Allient Inc.	$355,269	$422,940
10,000	Kaman Corp.	357,083	239,500
1,000	L3Harris Technologies Inc.	79,530	210,620
290,000	Rolls-Royce Holdings plc†	649,927	1,107,836
		1,441,809	1,980,896
	Agriculture — 0.2%
2,000	American Vanguard Corp.	40,420	21,940
12,000	Limoneira Co.	195,742	247,560
		236,162	269,500
	Automotive — 2.7%
6,300	Blue Bird Corp.†	132,445	169,848
4,000	Daimler Truck Holding AG	102,037	150,226
4,100	Ferrari NV	157,078	1,387,563
148,800	Iveco Group NV†	1,011,605	1,338,125
24,000	Traton SE	426,429	564,869
		1,829,594	3,610,631
	Automotive: Parts and Accessories — 3.0%
50,013	Brembo SpA	363,195	612,852
100,000	Dana Inc.	1,722,877	1,461,000
44,002	Garrett Motion Inc.†	217,851	425,499
1,800	Linamar Corp.	62,694	86,967
24,000	Modine Manufacturing Co.†	298,625	1,432,800
		2,665,242	4,019,118
	Aviation: Parts and Services — 1.3%
15,500	AAR Corp.†	501,595	967,200
1,000	Curtiss-Wright Corp.	69,929	222,790
9,000	Ducommun Inc.†	333,119	468,540
		904,643	1,658,530
	Broadcasting — 3.1%
63,000	Beasley Broadcast Group Inc., Cl. A†	178,470	55,314
6,000	Cogeco Inc.	297,962	258,873
90,000	Corus Entertainment Inc., Cl. B	250,781	48,224
410,000	Grupo Televisa SAB, ADR	2,948,490	1,369,400
235,000	ITV plc	432,281	189,551
500	Liberty Broadband Corp., Cl. A†	25,309	40,320
103	Liberty Broadband Corp., Cl. C†	4,934	8,301
188	Liberty Media Corp.-Liberty SiriusXM†	3,753	5,411
2,000	Liberty Media Corp.-Liberty SiriusXM, Cl. A†	55,998	57,480
85,500	Sinclair Inc.	2,214,274	1,114,065
25,000	Sirius XM Holdings Inc.	131,250	136,750
Shares		Cost	Market Value
50,000	TEGNA Inc.	$889,483	$765,000
		7,432,985	4,048,689
	Building and Construction — 1.5%
12,241	Arcosa Inc.	386,636	1,011,596
3,500	Bouygues SA	124,314	131,834
1,000	Carrier Global Corp.	19,630	57,450
1,500	IES Holdings Inc.†	26,263	118,830
6,000	Johnson Controls International plc	220,390	345,840
5,000	Knife River Corp.†	189,085	330,900
		966,318	1,996,450
	Business Services — 6.2%
15,000	Diebold Nixdorf Inc.†	13,170	0
40,500	Herc Holdings Inc.	1,424,363	6,030,045
68,000	JCDecaux SE†	1,565,522	1,366,249
13,500	Loomis AB	399,150	358,178
35,000	Rentokil Initial plc	264,421	196,653
4,000	Ströeer SE & Co. KGaA	86,799	237,349
		3,753,425	8,188,474
	Cable and Satellite — 1.5%
1,500	Cogeco Communications Inc.	77,745	67,186
42,000	Liberty Global Ltd., Cl. A†	935,806	746,340
48,000	Liberty Global Ltd., Cl. C†	1,173,927	894,720
51,000	Megacable Holdings SAB de CV	168,047	113,677
44,057	WideOpenWest Inc.†	524,394	178,431
		2,879,919	2,000,354
	Computer Software and Services — 0.3%
3,662	CareCloud Inc.†	28,829	5,566
3,000	Donnelley Financial Solutions Inc.†	131,310	187,110
5,000	PAR Technology Corp.†	172,612	217,700
		332,751	410,376
	Consumer Products — 3.7%
10,000	BellRing Brands Inc.†	220,300	554,300
22,000	Edgewell Personal Care Co.	717,440	805,860
29,400	Energizer Holdings Inc.	1,076,297	931,392
5,500	Essity AB, Cl. B	167,500	136,327
300	L’Oreal SA	48,140	149,248
11,500	Marine Products Corp.	81,517	131,100
15,000	Mattel Inc.†	178,197	283,200
45,000	Nintendo Co. Ltd., ADR	494,517	584,550
6,500	Salvatore Ferragamo SpA	114,701	87,615
32,000	Scandinavian Tobacco Group A/S	501,662	555,867
6,000	Shiseido Co. Ltd.	108,513	180,936
4,000	Spectrum Brands Holdings Inc.	198,011	319,080

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Consumer Products (Continued)
2,000	Unilever plc, ADR	$101,177	$96,960
2,000	Vista Outdoor Inc.†	50,084	59,140
		4,058,056	4,875,575
	Consumer Services — 1.4%
3,000	Allegion plc	268,079	380,070
11,500	Ashtead Group plc	214,712	800,646
500	Boyd Group Services Inc.	72,110	105,087
350	Cie de L’Odet SE	487,193	561,800
		1,042,094	1,847,603
	Diversified Industrial — 7.7%
105,000	Ampco-Pittsburgh Corp.†	481,774	286,650
34,700	Ardagh Group SA†	537,226	190,156
3,500	AZZ Inc.	120,481	203,315
16,500	Enpro Inc.	1,061,512	2,586,210
33,000	Greif Inc., Cl. A	1,637,158	2,164,470
11,500	Griffon Corp.	207,021	700,925
700	Haynes International Inc.	18,622	39,935
8,500	Jardine Matheson Holdings Ltd.	478,385	350,285
2,400	Moog Inc., Cl. A	143,518	347,472
25,500	Myers Industries Inc.	410,923	498,525
5,000	Smiths Group plc	95,104	112,392
22,000	Steel Partners Holdings LP†	304,830	880,000
8,500	Sulzer AG	524,084	868,141
40,000	Toray Industries Inc.	316,267	207,972
42,000	Tredegar Corp.	508,139	227,220
12,000	Trinity Industries Inc.	242,785	319,080
10,000	Velan Inc.	39,878	40,451
7,000	Wartsila OYJ Abp	87,437	101,426
		7,215,144	10,124,625
	Educational Services — 0.1%
15,000	Universal Technical Institute Inc.†	59,076	187,800

	Electronics — 3.2%
4,000	Flex Ltd.†	69,687	121,840
30,000	Mirion Technologies Inc.†	239,189	307,500
10,000	Resideo Technologies Inc.†	103,308	188,200
500	Rogers Corp.†	76,507	66,035
37,000	Sony Group Corp., ADR	1,659,815	3,503,530
		2,148,506	4,187,105
	Energy and Utilities: Alternative Energy — 0.1%
5,500	NextEra Energy Partners LP	217,614	167,255

	Energy and Utilities: Electric — 0.7%
31,200	Algonquin Power & Utilities Corp.	241,059	196,847
7,500	Fortis Inc.	222,079	308,535
Shares		Cost	Market Value
10,500	PNM Resources Inc.	$512,881	$436,800
		976,019	942,182
	Energy and Utilities: Integrated — 1.0%
18,500	Avista Corp.	797,774	661,190
3,700	Emera Inc.	154,204	140,455
15,000	Hawaiian Electric Industries Inc.	455,453	212,850
100,000	Hera SpA	300,327	328,094
		1,707,758	1,342,589
	Energy and Utilities: Natural Gas — 0.9%
24,000	National Fuel Gas Co.	1,226,542	1,204,080

	Energy and Utilities: Services — 0.9%
42,000	Dril-Quip Inc.†	1,060,298	977,340
3,000	Pineapple Energy Inc.†	55,157	1,776
1,500	Weatherford International plc†	82,270	146,745
		1,197,725	1,125,861
	Energy and Utilities: Water — 2.5%
70,000	Beijing Enterprises Water Group Ltd.	44,488	15,598
1,800	Consolidated Water Co. Ltd.	23,158	64,080
17,000	Mueller Water Products Inc., Cl. A	150,695	244,800
90,000	Primo Water Corp.	786,054	1,354,500
50,000	Severn Trent plc	1,396,702	1,643,661
		2,401,097	3,322,639
	Entertainment — 7.4%
30,000	Atlanta Braves Holdings Inc., Cl. A†	769,784	1,283,400
27,011	Atlanta Braves Holdings Inc., Cl. C†	629,413	1,069,095
234,500	Entain plc	2,371,214	2,971,718
3,500	GAN Ltd.†	13,018	5,530
14,000	Golden Entertainment Inc.	433,169	559,020
500	Liberty Media Corp.-Liberty Live, Cl. A†	18,604	18,275
47	Liberty Media Corp.-Liberty Live, Cl. C†	1,035	1,757
600	Madison Square Garden Entertainment Corp.†	19,081	19,074
4,600	Madison Square Garden Sports Corp.†	775,707	836,418
8,500	Manchester United plc, Cl. A†	145,161	173,230
39,000	Paramount Global, Cl. A	1,020,324	766,740
6,000	Sphere Entertainment Co.†	193,815	203,760
12,000	Ubisoft Entertainment SA†	468,177	306,148
15,000	Universal Music Group NV	343,898	427,394
75,000	Vivendi SE	864,830	801,137

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Entertainment (Continued)
28,000	Warner Bros Discovery Inc.†	$507,496	$318,640
		8,574,726	9,761,336
	Environmental Services — 1.0%
18,000	Renewi plc†	70,014	146,610
6,000	Stericycle Inc.†	376,340	297,360
20,000	TOMRA Systems ASA	117,808	243,014
4,000	Waste Connections Inc.	406,390	597,080
		970,552	1,284,064
	Equipment and Supplies — 5.5%
1,300	A.O. Smith Corp.	42,984	107,172
24,500	Commercial Vehicle Group Inc.†	228,014	171,745
31,500	Flowserve Corp.	1,181,272	1,298,430
11,000	Graco Inc.	552,353	954,360
17,000	Interpump Group SpA	235,221	879,616
58,000	Mueller Industries Inc.	828,228	2,734,700
800	Snap-on Inc.	174,257	231,072
4,500	Watts Water Technologies Inc., Cl. A	422,438	937,530
		3,664,767	7,314,625
	Financial Services — 3.9%
750	Credit Acceptance Corp.†	292,515	399,548
5,800	EXOR NV	445,054	579,463
51,000	FinecoBank Banca Fineco SpA	336,185	764,855
100	First Citizens BancShares Inc., Cl. A	61,371	141,897
38,000	Flushing Financial Corp.	730,798	626,240
10,000	FTAI Aviation Ltd.	99,793	464,000
250,000	GAM Holding AG†	408,128	116,373
1,000	Groupe Bruxelles Lambert NV	82,544	78,623
5,000	I3 Verticals Inc., Cl. A†	117,902	105,850
7,500	Janus Henderson Group plc	222,715	226,125
10,000	Kinnevik AB, Cl. A†	220,675	105,889
23,000	Kinnevik AB, Cl. B†	439,030	246,509
1,800	PROG Holdings Inc.†	52,138	55,638
70,000	Resona Holdings Inc.	336,109	355,709
22,500	Synovus Financial Corp.	807,483	847,125
		4,652,440	5,113,844
	Food and Beverage — 13.3%
7,000	Britvic plc	68,455	74,994
280	Chocoladefabriken Lindt & Spruengli AG	1,410,500	3,359,134
3,500	Chr. Hansen Holding A/S	265,468	293,468
70,000	ChromaDex Corp.†	109,302	100,100
Shares		Cost	Market Value
3,000	Corby Spirit and Wine Ltd., Cl. A	$32,090	$29,591
135,000	Davide Campari-Milano NV	839,140	1,522,375
12,000	Fevertree Drinks plc	171,334	160,453
9,000	Fomento Economico Mexicano SAB de CV, ADR	680,678	1,173,150
1,000	Heineken Holding NV	68,070	84,563
39,000	ITO EN Ltd.	1,199,322	1,184,383
12,600	Kameda Seika Co. Ltd.	551,829	366,830
10,500	Kerry Group plc, Cl. A	893,272	916,886
39,000	Kikkoman Corp.	1,074,135	2,388,128
6,500	Luckin Coffee Inc., ADR†	48,633	177,320
93,000	Maple Leaf Foods Inc.	1,685,147	1,771,495
105,000	Nissin Foods Co. Ltd.	80,373	84,043
20,000	Nomad Foods Ltd.†	369,356	339,000
4,000	Post Holdings Inc.†	176,856	352,240
190,000	Premier Foods plc	110,648	328,401
9,500	Remy Cointreau SA	1,032,389	1,206,065
900	Symrise AG	49,081	98,998
7,500	The Hain Celestial Group Inc.†	94,084	82,125
9,000	Treasury Wine Estates Ltd.	47,872	66,114
3,000	TreeHouse Foods Inc.†	146,563	124,350
40,000	Tsingtao Brewery Co. Ltd., Cl. H	264,487	268,425
215,000	Vitasoy International Holdings Ltd.	279,436	214,215
34,000	Yakult Honsha Co. Ltd.	873,869	763,674
		12,622,389	17,530,520
	Health Care — 6.0%
18,237	Avantor Inc.†	308,295	416,351
13,000	Bausch + Lomb Corp.†	209,505	221,780
37,000	Bausch Health Cos. Inc.†	415,298	296,740
600	Bio-Rad Laboratories Inc., Cl. A†	176,718	193,734
150	Bio-Rad Laboratories Inc., Cl. B†	35,257	48,473
5,000	Catalent Inc.†	364,536	224,650
500	Charles River Laboratories International Inc.†	52,615	118,200
400	Chemed Corp.	162,808	233,900
9,100	Cutera Inc.†	146,423	32,077
2,000	DaVita Inc.†	157,477	209,520
11,200	DENTSPLY SIRONA Inc.	523,366	398,608
4,000	Endo International plc†	1,340	2
13,000	Evolent Health Inc., Cl. A†	151,917	429,390
5,000	Halozyme Therapeutics Inc.†	182,224	184,800
4,200	Henry Schein Inc.†	296,272	317,982
1,750	ICU Medical Inc.†	321,152	174,545

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
5,000	Idorsia Ltd.†	$63,344	$12,568
20,000	InfuSystem Holdings Inc.†	195,470	210,800
5,500	Integer Holdings Corp.†	316,983	544,940
2,000	Lantheus Holdings Inc.†	133,799	124,000
10,000	Option Care Health Inc.†	83,006	336,900
10,000	Owens & Minor Inc.†	175,218	192,700
28,000	Patterson Cos. Inc.	631,785	796,600
35,000	Perrigo Co. plc	1,267,013	1,126,300
4,000	Silk Road Medical Inc.†	109,921	49,080
700	STERIS plc	86,397	153,895
5,700	SurModics Inc.†	124,473	207,195
400	Teladoc Health Inc.†	8,662	8,620
6,000	Tenet Healthcare Corp.†	374,344	453,420
400	The Cooper Companies Inc.	108,747	151,376
10,000	Treace Medical Concepts Inc.†	167,393	127,500
		7,351,758	7,996,646
	Hotels and Gaming — 2.7%
2,500	Caesars Entertainment Inc.†	85,978	117,200
901	Flutter Entertainment plc†.	80,235	160,095
26,000	Full House Resorts Inc.†	83,621	139,620
40,000	International Game Technology plc	557,674	1,096,400
656,250	Mandarin Oriental International Ltd.	1,132,805	1,023,750
9,000	MGM Resorts International	262,595	402,120
250,000	The Hongkong & Shanghai Hotels Ltd.†	337,742	186,976
5,500	Wynn Resorts Ltd.	582,328	501,105
		3,122,978	3,627,266
	Machinery — 5.0%
21,000	Astec Industries Inc.	837,999	781,200
160,000	CNH Industrial NV, Borsa Italiana	1,202,309	1,957,083
224,000	CNH Industrial NV, New York	1,638,281	2,728,320
2,400	Tennant Co.	145,956	222,456
13,000	Twin Disc Inc.	99,365	210,080
6,000	Xylem Inc.	361,582	686,160
		4,285,492	6,585,299
	Manufactured Housing and Recreational Vehicles — 0.5%
1,900	Cavco Industries Inc.†	223,512	658,578

	Metals and Mining — 1.2%
1,500	ATI Inc.†	23,134	68,205
26,250	Cameco Corp.	292,306	1,131,375
50,000	Sierra Metals Inc.†	105,371	27,680
4,000	TimkenSteel Corp.†	34,761	93,800
Shares		Cost	Market Value
4,000	Wheaton Precious Metals Corp.	$151,472	$197,360
		607,044	1,518,420
	Publishing — 0.8%
1,400	Graham Holdings Co., Cl. B	620,724	975,128
10,000	The E.W. Scripps Co., Cl. A†	141,538	79,900
		762,262	1,055,028
	Real Estate — 0.3%
20,000	Starwood Property Trust Inc., REIT	510,432	420,400
32,000	Trinity Place Holdings Inc.†	75,748	3,552
		586,180	423,952
	Retail — 2.3%
5,000	AutoNation Inc.†	400,962	750,900
600	Biglari Holdings Inc., Cl. A†	318,354	476,358
8,000	Camping World Holdings Inc., Cl. A	312,130	210,080
10,000	Hertz Global Holdings Inc., New York†	94,189	103,900
7,000	MarineMax Inc.†	100,402	272,300
6,000	Movado Group Inc.	101,296	180,900
1,500	Penske Automotive Group Inc.	55,315	240,765
10,000	PetIQ Inc.†	227,232	197,500
15,000	Pets at Home Group plc	98,712	60,839
10,000	Rush Enterprises Inc., Cl. B	193,892	529,800
120,000	Sun Art Retail Group Ltd.	108,725	21,515
		2,011,209	3,044,857
	Specialty Chemicals — 1.8%
4,500	Ashland Inc.	313,531	379,395
52,500	Element Solutions Inc.	578,464	1,214,850
2,000	H.B. Fuller Co.	95,917	162,820
13,547	Huntsman Corp.	368,167	340,436
14,000	SGL Carbon SE†	129,553	100,614
6,000	T. Hasegawa Co. Ltd.	114,881	132,128
2,000	Takasago International Corp.	51,764	49,503
700	Treatt plc	3,479	4,488
		1,655,756	2,384,234
	Telecommunications — 1.3%
8,250	Eurotelesites AG†	29,206	33,061
5,000	Gogo Inc.†	19,504	50,650
6,000	Hellenic Telecommunications Organization SA, ADR	41,840	40,920
100,000	Pharol SGPS SA†	34,665	4,151
33,000	Telekom Austria AG	181,370	278,692
17,500	Telephone and Data Systems Inc.	175,565	321,125

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Schedule of Investments (Continued) — December 31, 2023

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	Telecommunications (Continued)
17,000	Telesat Corp.†	$357,038	$177,310
96,000	Vodafone Group plc, ADR	1,303,482	835,200
		2,142,670	1,741,109
	Transportation — 1.4%
64,000	Bollore SE	316,096	399,542
17,000	FTAI Infrastructure Inc.	34,076	66,130
12,000	GATX Corp.	808,236	1,442,640
		1,158,408	1,908,312
	Wireless Communications — 1.0%
40,000	Millicom International Cellular SA, SDR†	733,350	714,849
15,000	United States Cellular Corp.†	447,865	623,100
		1,181,215	1,337,949
	TOTAL COMMON STOCKS	100,265,837	130,796,371

	PREFERRED STOCKS — 0.2%
	Health Care — 0.2%
10,000	XOMA Corp., Ser. A, 8.625%	225,998	255,000

	Retail — 0.0%
450	Qurate Retail Inc., 8.000%, 03/15/31	39,466	16,182

	TOTAL PREFERRED STOCKS	265,464	271,182

	RIGHTS — 0.0%
	Energy and Utilities: Services — 0.0%
13,750	Pineapple Energy Inc., CVR†	0	14,509

	Health Care — 0.0%
45,000	Achillion Pharmaceuticals Inc., CVR†	0	22,500
1,500	Tobira Therapeutics Inc., CVR†(a)	90	0
		90	22,500
	TOTAL RIGHTS	90	37,009

	WARRANTS — 0.0%
	Diversified Industrial — 0.0%
64,000	Ampco-Pittsburgh Corp., expire 08/01/25†	43,719	7,680
Principal Amount		Cost	Market Value
	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$1,225,000	U.S. Treasury Bills, 5.274% to 5.328%††, 02/01/24 to 03/21/24	$1,214,840	$1,215,057

TOTAL INVESTMENTS — 100.0%		$101,789,950	132,327,299

Other Assets and Liabilities (Net)			168,687

PREFERRED SHARES (1,600,000 preferred shares outstanding)			(16,000,000)

NET ASSETS — COMMON SHARES (8,388,440 common shares outstanding)			$116,495,986

NET ASSET VALUE PER COMMON SHARE ($116,495,986 ÷ 8,388,440 shares outstanding)			$13.89

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
United States	53.8%	$71,150,361
Europe	29.5	38,986,949
Japan	7.3	9,717,342
Canada	4.3	5,703,038
Latin America	3.3	4,361,367
Asia/Pacific	1.8	2,408,242
Total Investments	100.0%	$132,327,299

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Assets and Liabilities

December 31, 2023

Assets:
Investments, at value (cost $101,789,950)	$132,327,299
Foreign currency, at value (cost $12,589)	12,528
Receivable for investments sold	2,748
Dividends receivable	331,531
Deferred offering expense	124,669
Total Assets	132,798,775
Liabilities:
Payable to bank	19,500
Distributions payable	11,556
Payable for investment advisory fees	110,235
Payable for payroll expenses	57,233
Payable for accounting fees	3,750
Series B Cumulative Preferred Shares, callable and mandatory redemption 09/26/25 (See Notes 2 and 6)	16,000,000
Other accrued expenses	100,515
Total Liabilities	16,302,789
Net Assets Attributable to Common Shareholders	$116,495,986

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$89,952,828
Total distributable earnings	26,543,158
Net Assets	$116,495,986

Net Asset Value per Common Share:
($116,495,986 ÷ 8,388,440 shares outstanding at $0.001 par value; unlimited number of shares authorized)	$13.89

Statement of Operations

For the Year Ended December 31, 2023

Investment Income:
Dividends (net of foreign withholding taxes of $90,052)	$2,409,742
Interest	559,937
Total Investment Income	2,969,679
Expenses:
Investment advisory fees	1,456,579
Interest expense on preferred stock	1,299,378
Payroll expenses	173,448
Shareholder communications expenses	116,439
Legal and audit fees	78,356
Trustees’ fees	63,497
Custodian fees	53,867
Accounting fees	45,000
Shareholder services fees	28,981
Shelf offering expense	28,590
Interest expense	382
Miscellaneous expenses	82,513
Total Expenses	3,427,030
Less:
Expenses paid indirectly by broker (See Note 5)	(2,507)
Net Expenses	3,424,523
Net Investment Loss	(454,844)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	3,555,161
Net realized loss on foreign currency transactions	(3,652)
Net realized gain on investments and foreign currency transactions	3,551,509
Net change in unrealized appreciation/depreciation:
on investments	6,874,046
on foreign currency translations	10,338
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,884,384
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	10,435,893
Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$9,981,049

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Changes in Net Assets Attributable to Common Shareholders

	Year Ended	Year Ended
	December 31, 2023	December 31, 2022
Operations:
Net investment loss	$(454,844)	$(1,399,968)
Net realized gain on investments and foreign currency transactions	3,551,509	5,683,906
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	6,884,384	(38,558,055)
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,981,049	(34,274,117)

Distributions to Preferred Shareholders from Accumulated Earnings	—	(272,500)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	9,981,049	(34,546,617)

Distributions to Common Shareholders:
Accumulated earnings	(3,673,088)	(5,667,064)
Return of capital	(1,844,763)	—
Total Distributions to Common Shareholders	(5,517,851)	(5,667,064)

Fund Share Transactions:
Net decrease from repurchase of common shares	(4,078,983)	(2,085,542)
Net Decrease in Net Assets from Fund Share Transactions	(4,078,983)	(2,085,542)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders	384,215	(42,299,223)

Net Assets Attributable to Common Shareholders:
Beginning of year	116,111,771	158,410,994
End of year	$116,495,986	$116,111,771

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Statement of Cash Flows
December 31, 2023

Net increase in net assets attributable to common shareholders resulting from operations	$9,981,049

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash from Operating Activities:	25,636,000
Purchase of long term investment securities	(9,184,520)
Proceeds from sales of long term investment securities	22,638,732
Net sales of short term investment securities	13,448,251
Net realized gain on investments	(3,555,161)
Net change in unrealized appreciation on investments	(6,874,046)
Net amortization of discount	(559,927)
Decrease in receivable for investments sold	398,078
Decrease in dividends receivable	10,308
Decrease in deferred offering expense	28,590
Decrease in prepaid expenses	2,057
Decrease in payable for investments purchased	(634,737)
Decrease in payable for investment advisory fees	(16,967)
Decrease in payable for payroll expenses	(7,002)
Decrease in payable for accounting fees	(7,500)
Decrease in other accrued expenses	(31,204)
Net cash provided by operating activities	25,636,001

Net decrease in net assets resulting from financing activities:	(25,636,154)
Redemption of 4.000% Series B Cumulative Preferred Shares	(16,000,000)
Distributions to common shareholders	(5,524,073)
Repurchase of common shares	(4,078,983)
Decrease in payable to bank	(33,098)
Net cash used in financing activities	(25,636,154)
Net decrease in cash	(153)
Cash (including foreign currency):
Beginning of year	12,681
End of year	$12,528

Supplemental disclosure of cash flow information:
Interest paid on preferred shares	$1,299,378
Interest paid on bank overdrafts	382

The following amount is the value of foreign currency reported in the Statement of Assets and /Liabilities that equals the same amount above at December 31, 2023:

Foreign currency, at value	$12,528
$12,528

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights

Selected data for a common share of beneficial interest outstanding throughout each year:

	Year Ended December 31,
	2023	2022	2021	2020	2019
Operating Performance:
Net asset value, beginning of year	$13.26	$17.73	$15.17	$13.85	$12.41
Net investment income/(loss)	(0.06)	(0.16)	(0.04)	(0.02)	0.11	(a)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	1.24	(3.67)	3.79	2.09	2.01
Total from investment operations	1.18	(3.83)	3.75	2.07	2.12

Distributions to Preferred Shareholders: (b)
Net investment income	—	—	(0.02)	—	(0.05)
Net realized gain	—	(0.03)	(0.16)	(0.18)	(0.12)
Total distributions to preferred shareholders	—	(0.03)	(0.18)	(0.18)	(0.17)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.18	(3.86)	3.57	1.89	1.95

Distributions to Common Shareholders:
Net investment income	(0.03)	(0.02)	(0.14)	—	(0.12)
Net realized gain	(0.40)	(0.62)	(0.90)	(0.05)	(0.28)
Return of capital	(0.21)	—	—	(0.59)	(0.16)
Total distributions to common shareholders	(0.64)	(0.64)	(1.04)	(0.64)	(0.56)

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.09	0.03	0.03	0.07	0.05
Total Fund share transactions	0.09	0.03	0.03	0.07	0.05

Net Asset Value Attributable to Common Shareholders, End of Year	$13.89	$13.26	$17.73	$15.17	$13.85
NAV total return †	9.77%	(21.64)%	23.90%	16.01%	16.27%
Market value, end of year	$11.73	$11.22	$15.90	$13.05	$11.84
Investment total return ††	10.61%	(25.42)%	30.20%	17.99%	26.77%

Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of year (in 000’s)	$132,496	$148,112	$228,411	$167,684	$160,989
Net assets attributable to common shares, end of year (in 000’s)	$116,496	$116,112	$158,411	$137,684	$130,989
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.39)%	(1.11)%	(0.20)%	(0.18)%	0.83	%(a)
Ratio of operating expenses to average net assets attributable to common shares (c)(d)	2.91%	3.17%	1.78%	1.82%	1.73%
Portfolio turnover rate	7%	9%	23%	14%	35%

5.450% Series A Cumulative Preferred Shares(e)
Liquidation value, end of year (in 000’s)	—	—	$30,000	$30,000	$30,000
Total shares outstanding (in 000’s)	—	—	1,200	1,200	1,200
Liquidation preference per share	—	—	$25.00	$25.00	$25.00
Average market value (f)	—	—	$25.86	$25.62	$25.51
Asset coverage per share (g)	—	—	$81.58	$139.74	$134.16

5.200% Series B Cumulative Preferred Shares (h)
Liquidation value, end of year (in 000’s)	$16,000	$32,000	$40,000	—	—
Total shares outstanding (in 000’s)	1,600	3,200	4,000	—	—
Liquidation preference per share	$10.00	$10.00	$10.00	—	—
Liquidation value	$10.00	$10.00	$10.00	—	—
Asset coverage per share (g)	$82.81	$46.28	$32.63	—	—
Asset Coverage (i)	828%	463%	326%	559%	537%

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Financial Highlights (Continued)

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering.
(a)	Includes income resulting from special dividends for the year ended December 31, 2019. Without these dividends, the per share income amount would have been $0.06 and the net investment income ratio would have been 0.46%.
(b)	Calculated based on average common shares outstanding on the record dates throughout the years.
(c)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For all years presented, there was no impact on the expense ratios.
(d)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2023, 2022, 2021, 2020, and 2019 would have been 2.35%, 2.37%, 1.44%, 1.44%, and 1.40%, respectively.
(e)	The Fund redeemed and retired all its outstanding Series A Preferred Shares on February 28, 2022.
(f)	Based on weekly prices.
(g)	Asset coverage per share is calculated by combining all series of preferred shares.
(h)	The Series B Preferred was issued November 1, 2021.
(i)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements

1. Organization. The Gabelli Global Small and Mid Cap Value Trust (the Fund) was organized on August 19, 2013 as a Delaware statutory trust. The Fund is a diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund commenced investment operations on June 23, 2014.

The Fund’s investment objective is to seek long term growth of capital. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium sized market capitalizations (small cap and mid cap companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the U.S. and in at least three countries.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the securities are valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one or more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of December 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs (a)	Total Market Value at 12/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Business Services	$8,188,474	—	—	$8,188,474
Diversified Industrial	9,934,469	$190,156	—	10,124,625
Other Industries (b)	112,483,272	—	—	112,483,272
Total Common Stocks	130,606,215	190,156	—	130,796,371
Preferred Stocks (b)	271,182	—	—	271,182
Rights (b)	—	37,009	$0	37,009
Warrants (b)	7,680	—	—	7,680
U.S. Government Obligations	—	1,215,057	—	1,215,057
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$130,885,077	$1,442,222	$0	$132,327,299

(a)	The inputs for this security are not readily available and are derived based on the judgment of the Adviser according to procedures approved by the Board.
(b)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

During the year ended December 31, 2023 the Fund did not have transfers into or out of Level 3. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Series B Cumulative Preferred Stock. For financial reporting purposes only, the liquidation value of preferred stock that has a mandatory call date is classified as a liability within the Statement of Assets and Liabilities and the dividends paid on this preferred stock are included as a component of “Interest expense on preferred stock” within the Statement of Operations. Offering costs are amortized over the life of the preferred stock.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Restricted Securities. The Fund is not subject to an independent limitation on the amount it may invest in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and, accordingly, the Board will monitor their liquidity. At December 31, 2023, the Fund did not hold any restricted securities.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities, passive foreign investment companies, and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. Permanent differences were primarily due to the reclassifications of capital gains on investments in passive foreign investment companies, reversal of prior year capital gain adjustments on Real Estate Investment Trusts, and disallowed expenses. These reclassifications have no impact on the NAV of the Fund. For the year ended December 31, 2023, reclassifications were made to decrease paid-in capital by $37,176 with an offsetting adjustment to total distributable earnings.

Under the Fund’s current common share distribution policy announced February 25, 2019, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. Distributions sourced from paid-in capital should not be considered as dividend yield or the total return from an investment in the Fund. The Board will continue to monitor the Fund’s distribution level, taking into consideration the Fund’s NAV and the financial market environment. The Fund’s distribution policy is subject to modification by the Board at any time.

Distributions to shareholders of the Fund’s 5.200% Series B Cumulative Preferred Shares (Series B Preferred) are recorded on a daily basis and are determined as described in Note 6.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

The tax character of distributions paid during the years ended December 31, 2023 and 2022 was as follows:

	Year Ended December 31, 2023	Year Ended December 31, 2022
	Common	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$473,030	$54,910	$–
Net long term capital gains	3,200,058	5,612,154	272,500
Return of capital	1,844,763	–	–
Total distributions paid	$5,517,851	$5,667,064	$272,500

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required

At December 31, 2023, the components of accumulated earnings/losses on a tax basis were as follows:

Net unrealized appreciation on investments and foreign currency translations	$26,554,714
Other temporary differences*	(11,556)
Total	$26,543,158

*	Other temporary differences are due to preferred share class distributions payable.

At December 31, 2023, the temporary differences between book basis and tax basis net unrealized appreciation on investments were primarily due to a tax basis adjustment due to corporate action, the deferral of losses from wash sales for tax purposes, cumulative mark-to-market adjustments on investments in passive foreign investment companies, cumulative adjustments on investments no longer considered passive foreign investment companies, and adjustments on partnerships.

The following summarizes the tax cost of investments and the related net unrealized appreciation at December 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$105,776,667	$43,708,418	$(17,157,786)	$26,550,632

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. As of December 31, 2023, the Adviser has reviewed the open tax years and concluded that there was no tax impact to the Fund’s net assets or results of operations. The Fund’s current federal and state tax returns will remain open for three fiscal years, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.

4. Portfolio Securities. Purchases and sales of securities during the year ended December 31, 2023, other than short term securities and U.S. Government obligations, aggregated $9,226,140 and $22,631,125, respectively. Purchases and sales of U.S. Government obligations for the year ended December 31, 2023, aggregated $51,375,641 and $64,823,892, respectively.

5. Transactions with Affiliates and Other Arrangements. During the year ended December 31, 2023, the Fund paid $3,572 in brokerage commissions on security trades to G.research, LLC, an affiliate of the Adviser.

During the year ended December 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $2,507.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. Under the sub-administration agreement with Bank of New York Mellon, the fees paid include the cost of calculating the Fund’s NAV. The Fund reimburses the Adviser for this service. During the year ended December 31, 2023, the Fund accrued $45,000 in accounting fees in the Statement of Operations.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser). During the year ended December 31, 2023, the Fund accrued $173,448 in payroll expenses in the Statement of Operations.

The Fund pays retainer and per meeting fees to Trustees not affiliated with the Adviser, plus specified amounts to the Lead Trustee and Audit Committee Chairman. Trustees are also reimbursed for out of pocket expenses incurred in attending meetings. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

6. Capital. The Fund is authorized to issue an unlimited number of common shares of beneficial interest (par value $0.001). The Board has authorized the repurchase and retirement of its common shares on the open market when the shares are trading at a discount of 7.5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the years ended December 31, 2023 and December 31, 2022, the Fund repurchased and retired 369,039 and 177,119 common shares, at an investment of $4,078,983 and $2,085,542, respectively, and at average discounts of 17.64% and 13.78%, respectively, from its net asset value.

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

Transactions in shares of common stock were as follows:

	Year Ended		Year Ended
	December 31, 2023		December 31, 2022
	Shares	Amount	Shares	Amount
Net decrease from repurchase of common shares	(369,039)	$(4,078,983)	(177,119)	$(2,085,542)

The Fund has an effective shelf registration which authorizes the offering of $100 million of common shares or preferred shares, expiring August 13, 2024.

The Fund’s Declaration of Trust, as amended, authorizes the issuance of an unlimited number of shares of $0.001 par value Preferred Shares. The Preferred Shares are senior to the common shares and result in the financial leveraging of the common shares. Such leveraging tends to magnify both the risks and opportunities to common shareholders. The Fund is required by the 1940 Act and by the Fund’s Statement of Preferences to meet certain asset coverage tests with respect to the Preferred Shares. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Preferred Shares at the redemption price plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

On November 1, 2021, the Fund issued 4,000,000 shares of Series B 4.00% Cumulative Preferred Shares (the Series B Preferred) receiving $39,875,000 after the deduction of offering expenses of $125,000. The Series B Preferred has a liquidation value of $10 per share and per approval of the Board, effective May 17, 2023 the dividend rate on the Series B Preferred increased to 5.20% annually. The Series B Preferred is subject to mandatory redemption by the Fund on September 26, 2025.

On September 26, 2022, 800,000 Series B Preferred were put back to the Fund at their liquidation preference of $10 per share plus accrued and unpaid dividends. On September 26, 2023, 1,600,000 Series Preferred were put back to the Fund at the liquidation preference of $10 per share plus accrued and unpaid dividends. The Series B Preferred is callable at the Fund’s option at any time commencing on September 26, 2024. The Series B Preferred is subject to mandatory redemption by the Fund on September 26, 2025. At December 31, 2023, 1,600,000 shares of Series B Preferred were outstanding and accrued dividends amounted to $11,556.

On February 28, 2022, the Fund redeemed all of the Series A Preferred at the redemption price of $25.24600694 which consisted of the $25.00 per share liquidation preference and $0.24600694 per share representing accumulated but unpaid dividends and distributions to the redemption date.

The holders of Preferred Shares generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Shares voting together as a single class also have the right currently to elect two Trustees and, under certain circumstances, are entitled to elect a majority of the Board of Trustees. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred

The Gabelli Global Small and Mid Cap Value Trust

Notes to Financial Statements (Continued)

stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

The Gabelli Global Small and Mid Cap Value Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
The Gabelli Global Small and Mid Cap Value Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Gabelli Global Small and Mid Cap Value Trust (the “Fund”) as of December 31, 2023, the related statements of operations and cash flows for the year ended December 31, 2023, the statement of changes in net assets attributable to common shareholders for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets attributable to common shareholders for each of the two years in the period ended December 31, 2023, and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 29, 2024

We have served as the auditor of one or more investment companies in the Gabelli Fund Complex since 1986.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

Delaware Statutory Trust Act – Control Share Acquisitions

The Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the “DSTA Control Share Statute”). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Fund on August 1, 2022.

The DSTA Control Share Statute defines “control beneficial interests” (referred to as “control shares” herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (“DSTA”) or the Fund’s Governing Documents (as used herein, “Governing Documents” means the Fund’s Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares) with respect to the control shares acquired in the control share acquisition, except to the extent approved by the Fund’s shareholders by the affirmative vote of two–thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by aggregating the holdings of the acquiring person as well as those of his, her or its “associates.” These thresholds are:

●	10% or more, but less than 15% of all voting power;

●	15% or more, but less than 20% of all voting power;

●	20% or more, but less than 25% of all voting power;

●	25% or more, but less than 30% of all voting power;

●	30% or more, but less than a majority of all voting power; or

●	a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the “control shares”) until approved by a vote of shareholders, as described above, or otherwise exempted by the Fund’s Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level. The DSTA Control Share Statute effectively allows non-interested shareholders to evaluate the intentions and plans of an acquiring person above each threshold level.

Under the DSTA Control Share Statute, an acquiring person’s “associates” are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

or direct the exercise of the voting power of shares of the Fund in the election of the Fund’s Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, Fund preferred shares, including the Series B Preferred Shares, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022, are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022, are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to the Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund’s Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Fund’s Board of Trustees, through a provision in the Fund’s Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally “opt out” of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Fund’s Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply. The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The Board of Trustees has considered the DSTA Control Share Statute. As of the date hereof, the Board of Trustees has not received notice of the occurrence of a control share acquisition nor has been requested to exempt any acquisition. Therefore, the Board of Trustees has not determined whether the application of the DSTA Control Share Statute to an acquisition of Fund shares is in the best interest of the Fund and its shareholders and has not exempted, and has no present intention to exempt, any acquisition or class of acquisitions.

If the Board of Trustees receives a notice of a control share acquisition and/or a request to exempt any acquisition, it will consider whether the application of the DSTA Control Share Statute or the granting of such an exemption would be in the best interest of the Fund and its shareholders. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance. Some uncertainty around the general application under the 1940 Act of state control share statutes exists as a result of recent court decisions. Additionally, in some circumstances uncertainty may also exist in how to enforce the control share restrictions contained in state control share statutes against beneficial owners who hold their shares through financial intermediaries.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

The ownership restrictions set forth in the Fund’s Governing Documents and the limitations of the DSTA Control Share Statute described above could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Fund and may reduce market demand for the Fund’s common shares, which could have the effect of increasing the likelihood that the Fund’s common shares trade at a discount to net asset value and increasing the amount of any such discount.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited)

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses as a percentage of net assets attributable to common shares. All expenses of the Fund are borne, directly or indirectly, by the common shareholders. The table is based on the capital structure of the Fund as of December 31, 2023. The purpose of the table and example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

Shareholder Transaction Expenses

Sales Load (as a percentage of offering price)	-	(a)
Offering Expenses Borne by the Fund (as a percentage of offering price)	-	(a)
Dividend Reinvestment and Cash Purchase Plan Fees
Purchase Transactions	$0.75	(b)
Sales Transactions	$2.50	(b)

Annual Expenses (as a percentage of net assets attributable to common shares)	Percentages of Net Assets Attributable to Common Shares
Management Fees	1.14	% (c)
Interest Expense	0.71	% (d)
Other Expenses	0.58	% (e)
Total Annual Expenses	2.43%
Dividends on Preferred Shares	-%
Total Annual Expenses and Dividends on Preferred Shares	2.43	% (c)

(a)	If common shares are sold to or through underwriters or dealer managers, a prospectus or prospectus supplement will set forth any applicable sales load and the estimated offering expense borne by the Fund.
(b)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 per transaction plus their pro rata share of brokerage commissions per transaction to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans."
(c)	The Investment Adviser’s fee is 1.00% annually of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.
(d)	The Series B Cumulative Preferred Shares have a mandatory redemption date of September 26, 2025. Therefore, for financial reporting purposes only, the dividends paid on the Series B Cumulative Preferred Shares are included as a component of “Interest Expense."

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

(e)	"Other Expenses” are based on estimated amounts for the current year.

Example

The following example illustrates the expenses you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.*

	1 Year	3 Year	5 Year	10 Year
Total Expenses Incurred	$25	$76	$129	$276

*	The example should not be considered a representation of future expenses. The example assumes that the amounts set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends on Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expenses for the 1-, 3-, 5- and 10-year periods in the table above would be as follows (based on the same assumptions as above): $17, $54, $93, and $202.

Market Price and Net Asset Value Information

The Fund’s common shares are listed on the NYSE under the trading or “ticker” symbol “GGZ.” The Fund’s common shares have historically traded at a discount to the Fund’s net asset value. Over the past ten years, the Fund’s common shares have traded at a discount to net asset value as high as (7.90)% and a discount to net asset value as low as (26.53)%. Any additional series of fixed rate preferred shares or subscription rights issued in the future pursuant to a Prospectus Supplement by the Fund would also likely be listed on the NYSE.

The following table sets forth for the quarters indicated, the high and low sale prices on the NYSE per share of our common shares and the net asset value and the premium or discount from net asset value per share at which the common shares were trading, expressed as a percentage of net asset value, at each of the high and low sale prices provided.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

	Market Price		Corresponding Net Asset Value (“NAV”) Per Share		Corresponding Premium or Discount as a % of NAV
Quarter Ended	High	Low	High	Low	High	Low
March 31, 2022	$16.06	$13.20	$17.70	$15.34	(9.27)%	(13.95)%
June 30, 2022	$14.06	$10.85	$16.09	$12.68	(12.62)%	(14.43)%
September 30, 2022	$12.70	$9.53	$14.58	$11.37	(12.89)%	(16.18)%
December 31, 2022	$12.05	$9.70	$14.05	$11.41	(14.23)%	(14.99)%
March 31, 2023	$12.96	$10.98	$14.83	$12.95	(12.61)%	(15.21)%
June 30, 2023	$11.98	$11.02	$14.11	$13.27	(15.10)%	(16.96)%
September 30, 2023	$12.42	$10.32	$14.54	$12.64	(14.58)%	(18.35)%
December 31, 2023	$11.79	$9.51	$13.96	$11.76	(15.54)%	(19.13)%

The last reported price for our common shares on December 31, 2023 was $11.73 per share. As of December 31, 2023, the net asset value per share of the Fund’s common shares was $13.89. Accordingly, the Fund’s common shares traded at a discount to net asset value of (15.55)% on December 31, 2023.

Outstanding Securities

The following information regarding the Fund’s outstanding securities is as of December 31, 2023.

Title of Class	Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	–	8,388,440
Series B Cumulative Preferred Shares	4,000,000	–	1,600,000

Unresolved SEC Staff Comments

The Fund does not believe that there are any material unresolved written comments, received 180 days or more before December 31, 2023 from the Staff of the SEC regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act of 1940, or its registration statement.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Selected data for a common share of beneficial interest outstanding throughout the year:

	For the Year Ended December 31,								For the Period Ended December 31,
	2018		2017		2016		2015		2014(a)
Operating Performance:
Net asset value, beginning of period	$14.63		$12.57		$12.20		$11.86		$12.00
Net investment income/(loss)	0.07		(0.01	)(b)	0.10		(0.02	)(b)	(0.07)
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(2.25)		3.34		0.60		0.34		(0.07)
Total from investment operations	(2.18)		3.33		0.70		0.32		(0.14)

Distributions to Preferred Shareholders: (c)
Net investment income	(0.05)		(0.04)		(0.04)		—		—
Net realized gain	(0.11)		(0.14)		(0.10)		—		—
Return of capital	—		(0.03)		—		—		—
Total distributions to preferred shareholders	(0.16)		(0.21)		(0.14)		—		—

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	(2.34)		3.12		0.56		0.32		(0.14)

Distributions to Common Shareholders:
Net investment income	—		—		(0.04)		—		—
Net realized gain	—		—		(0.08)				—
Total distributions to common shareholders	—		—		(0.12)		—		—

Fund Share Transactions:
Increase in net asset value from repurchase of common shares	0.13		0.01		0.07		0.02		0.00 (d)
Decrease in net asset value from costs charged to repurchase of common shares	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	(0.00	)(d)	—
Offering costs and adjustment to offering costs for preferred shares charged to paid-in capital	(0.00	)(d)	0.00	(d)	(0.14)		—		—
Offering costs for common shares charged to paid-in capital	(0.01)		(0.05)		—		—		—
Decrease in net asset value from rights offering	—		(1.02)		—		—		—
Total fund share transactions	0.12		(1.06)		(0.07)		0.02		0.00 (d)

Net Asset Value Attributable to Common Shareholders, End of Period	$12.41		$14.63		$12.57		$12.20		$11.86
NAV total return †	(15.17)%		24.62%		4.02%		2.87%		(1.17)%
Market value, end of period	$9.80		$12.74		$10.60		$10.40		$10.44
Investment total return ††	(23.08)%		25.40%		2.40%		(0.38)%		(13.00)%

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Selected data for a common share of beneficial interest outstanding throughout the year:

	For the Year Ended December 31,								For the Period Ended December 31,
	2018		2017		2016		2015		2014(a)
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$150,353		$180,933		$127,960		—		—
Net assets attributable to common shares, end of period (in 000’s)	$120,353		$150,933		$97,960		$99,137		$97,857
Ratio of net investment income to average net assets attributable to common shares before preferred share distributions	0.49%		(0.16)%		0.80%		(0.14)%		(1.12	)%(e)
Ratio of operating expenses to average net assets attributable to common shares (f)	1.68	%(g)	1.76	%(g)	1.72	%(g)	1.53	%(g)	1.58	%(e)
Portfolio turnover rate	80.0%		70.4%		76.6%		114.0%		20.0%

5.450% Series A Cumulative Preferred Shares
Liquidation value, end of period (in 000’s)	$30,000		$30,000		$30,000		—		—
Total shares outstanding (in 000’s)	1,200		1,200		1,200		—		—
Liquidation preference per share	$25.00		$25.00		$25.00		—		—
Average market value (h)	$24.97		$25.30		$25.32		—		—
Asset coverage per share	$125.31		$150.78		$106.63		—		—
Asset Coverage	501%		603%		427%		—		—

†	Based on net asset value per share, adjusted for reinvestment of distributions at net asset value on the ex-dividend dates and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan and adjustments for the rights offering. Total return for a period of less than one year is not annualized.
(a)	The Fund commenced investment operations on June 23, 2014.
(b)	Per share amounts have been calculated using the average shares outstanding method.
(c)	Calculated based on average common shares outstanding on record dates throughout the period.
(d)	Amount represents less than $0.005 per share.
(e)	Annualized.
(f)	Ratio of operating expenses to average net assets including liquidation value of preferred shares for the years ended December 31, 2018, 2017, and 2016, would have been 1.39%, 1.39%, and 1.44%, respectively.
(g)	The Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. For the years ended December 31, 2018, 2017, 2016, and 2015, there was no impact on the expense ratios.
(h)	Based on weekly prices.

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Additional Fund Information (Continued) (Unaudited)

Investment Objective and Policies, Risk Factors

CHANGES OCCURRING DURING THE PRIOR FISCAL PERIOD

The following information is a summary of certain changes during the most recent fiscal year ended December 31, 2023. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

During the Fund’s most recent fiscal year, there were no material changes to the Fund’s investment objective or policies that have not been approved by shareholders or in the principal risk factors associated with an investment in the fund.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives and Policies

The investment objective of the Fund is long term growth of capital. Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities (such as common stock and preferred stock) of companies with small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively) and at least 40% of its total assets in the equity securities of companies located outside the United States and in at least three countries. A company’s market capitalization is generally calculated by multiplying the number of a company’s shares outstanding by its stock price. The Fund defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment. A company is deemed to be “located” outside the United States if its country of organization, its headquarters, its principal place of business and/or the principal trading market of its stock is located outside of the United States. From time to time, a substantial portion of the Fund’s assets may be invested in companies located in a single country.

The Fund may also invest up to 20% of its total assets in U.S. and non-U.S. non-convertible debt. There are no maturity limits or credit quality requirements for such investments. Although there are no geographic limits on the Fund’s investments, no more than 35% of the Fund’s total assets may be invested in the securities of companies headquartered or principally operating in developing, or emerging market, countries. An emerging market country is any country that is considered to be an emerging or developing country by the International Bank for Reconstruction and Development. Generally emerging market countries include every country in the world other than the United States, Canada, Japan, Australia, New Zealand, Hong Kong, Singapore, South Korea, Taiwan, Bermuda and Western European countries (which include Austria, Belgium, Denmark, France, Finland, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom).

The Fund may invest in the equity securities of companies of any market capitalization, subject to its policy of investing at least 80% of its assets in the equity securities of small-cap and/or mid-cap companies at the time of investment. The Fund may invest up to 25% of its total assets in securities of issuers in a single industry.

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The Fund may also invest up to 5% of its total assets in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities considered by the Investment Adviser to be of comparable quality) are referred to in the financial press as “junk bonds.”

The Fund may, from time to time, modify the foregoing definitions and limitations, which are measured at the time of investment, and will provide notice to shareholders of material changes. The principal circumstance under which the Fund would modify the definitions of “small-cap” and “mid-cap” would be in response to a change in market standards regarding the market capitalization of issuers considered to be “small-cap” or “mid-cap.” The Fund’s policy to invest at least 80% of its total assets in equity securities of small-cap and mid-cap companies may be changed by the Board; however, if this policy changes, the Fund will provide shareholders at least 60 days’ written notice before implementation of the change in compliance with SEC rules.

In selecting securities for the Fund, the Investment Adviser will use a bottom-up, value approach. The Investment Adviser will primarily focus on company-specific criteria rather than on political, economic or other country-specific factors. The Fund may invest without limitation in securities of foreign issuers, although the portion invested in foreign securities will vary over time based on market conditions. Foreign investments may involve certain risk and opportunity considerations not typically associated with investing in domestic issuers and could cause the Fund to be affected favorably or unfavorably by changes in currency exchange rates and revaluations of currencies.

No assurances can be given that the Fund’s objective will be achieved. Neither the Fund’s investment objective nor, except as expressly stated herein, any of its policies are fundamental, and each may be modified by the Board without shareholder approval. The percentage and ratings limitations stated herein apply only at the time of investment and are not considered violated as a result of subsequent changes to the value, or downgrades to the ratings, of the Fund’s portfolio investments.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally considers the following factors, among others:

the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the Investment Adviser’s own evaluations of the private market value (as defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

●	the potential for capital appreciation of the securities;

●	the interest or dividend income generated by the securities;

●	the prices of the securities relative to other comparable securities;

●	whether the securities are entitled to the benefits of call protection or other protective covenants;

●	the existence of any anti-dilution protections or guarantees of the security; and

●	the diversification of the portfolio of the Fund as to issuers.

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Additional Fund Information (Continued) (Unaudited)

The Investment Adviser’s investment philosophy with respect to equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country, that will surface additional value.

Certain Investment Practices

Equity Securities. The Fund invests in equity securities (such as common stock and preferred stock) of small- and mid-cap companies.

Common stocks represent the residual ownership interest in the issuer and holders of common stock are entitled to the income and increase in the value of the assets and business of the issuer after all of its debt obligations and obligations to preferred shareholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

Equity securities also include preferred stock (whether or not convertible into common stock) and debt securities convertible into or exchangeable for common or preferred stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similarly stated yield characteristics. The market value of preferred stock will also generally reflect whether (and if so when) the issuer may force holders to sell their preferred stock back to the issuer and whether (and if so when) the holders may force the issuer to buy back their preferred stock. Generally speaking, the right of the issuer to repurchase the preferred stock tends to reduce any premium at which the preferred stock might otherwise trade due to interest rate or credit factors, while the right of the holders to require the issuer to repurchase the preferred stock tends to reduce any discount at which the preferred stock might otherwise trade due to interest rate or credit factors. In addition, some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred stocks, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Securities that are convertible into or exchangeable for preferred or common stock are liabilities of the issuer but are generally subordinated to more senior elements of the issuer’s balance sheet. Although such securities also generally reflect an element of conversion value, their market value also varies with interest rates and perceived credit risk. Many convertible securities are not investment grade, that is, not rated “BBB” or better by S&P or “Baa” or better by Moody’s or considered by the Investment Adviser to be of similar quality. Preferred stocks and

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Additional Fund Information (Continued) (Unaudited)

convertible securities may have many of the same characteristics and risks as nonconvertible debt securities. See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

The Investment Adviser believes that preferred stock and convertible securities of certain companies offer the opportunity for capital appreciation and periodic income. This is particularly true in the case of companies that have performed below expectations. If a company’s performance has been poor enough, its preferred stock and convertible securities may trade more like common stock than like fixed-income securities, which may result in above average appreciation if the company’s performance improves. Even if the credit quality of such a company is not in question, the market price of its convertible securities may reflect little or no element of conversion value if the price of its common stock has fallen substantially below the conversion price. This can result in capital appreciation if the price of the company’s common stock recovers.

Convertible Securities. A convertible security is a bond, debenture, corporate note, preferred stock or other securities that may be exchanged or converted into a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have the same overall characteristics as non-convertible debt securities insofar as they generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. Convertible securities rank senior to common stock in an issuer’s capital structure. They are of a higher credit quality and entail less risk than an issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

The Fund is also permitted to invest in certain other securities with innovative structures in the convertible securities market. These include “mandatory conversion” securities, which consist of debt securities or preferred stocks that convert automatically into equity securities of the same or a different issuer at a specified date and conversion ratio.

The market value of a convertible security may be viewed as comprised of two components: its “investment value,” which is its value based on its yield without regard to its conversion feature; and its “conversion value,” which is its value attributable to the underlying common stock obtainable on conversion. The investment value of a convertible security is influenced by changes in interest rates and the yield of similar non-convertible securities, with investment value declining as interest rates increase and increasing as interest rates decrease. The conversion value of a convertible security is influenced by changes in the market price of the underlying common stock. If, because of a low price of the underlying common stock, the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the convertible security will be increasingly influenced by its conversion value, and the convertible security may sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding a fixed income security.

Accordingly, convertible securities have unique investment characteristics because (i) they have relatively high yields as compared to common stocks, (ii) they have defensive characteristics since they provide a fixed return even if the market price of the underlying common stock declines, and (iii) they provide the potential for capital appreciation if the market price of the underlying common stock increases.

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Additional Fund Information (Continued) (Unaudited)

A convertible security may be subject to redemption at the option of the issuer at a price established in the charter provision or indenture pursuant to which the convertible security is issued. If a convertible security held by the Fund is called for redemption, the Fund will be required to surrender the security for redemption, convert it into the underlying common stock or sell it to a third party. Additionally, there may be additional types of convertible securities with features not specifically referred to herein in which the Fund may invest consistent with its investment objectives and policies. For a discussion of risk factors of convertible securities, see “Risk Factors and Special Considerations—Convertible Securities Risk.”

Foreign Securities. The Fund invests in the equity securities of companies located outside the United States.

The Investment Adviser believes that investing in foreign securities offers both enhanced investment opportunities and additional risks beyond those present in U.S. securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments.

The following considerations comprise both risks and opportunities not typically associated with investing in U.S. securities: fluctuations in exchange rates of foreign currencies; possible imposition of exchange control regulations or currency restrictions that would prevent cash from being brought back to the United States; less public information with respect to issuers of securities; less government supervision of stock exchanges, securities brokers and issuers of securities; lack of uniform accounting, auditing and financial reporting standards; lack of uniform settlement periods and trading practices; less liquidity and frequently greater price volatility in foreign markets than in the United States; possible imposition of foreign taxes; the possibility of expropriation or confiscatory taxation, seizure or nationalization of foreign bank deposits or other assets; the adoption of foreign government restrictions and other adverse political, social or diplomatic developments that could affect investment; sometimes less advantageous legal, operational and financial protections applicable to foreign sub-custodial arrangements; and the historically lower level of responsiveness of foreign management to shareholder concerns (such as dividends and return on investment).

The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers, which will be considered foreign securities for purposes of the Fund’s investment policies. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. See “Risk Factors and Special Considerations—Foreign Securities.”

Non-Investment Grade Securities. The Fund may invest in below investment-grade debt securities, also known as high-yield fixed income securities. These securities, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities considered by the Investment Adviser to be of comparable quality) are referred to in the financial press as “junk bonds” or “high yield” securities.

Generally, such non-investment grade securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

major risk exposures to adverse conditions, and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality securities. In addition, such non-investment grade securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such non-investment grade securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of non-investment grade securities is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value in order to respond to changes in the economy or the financial markets.

Non-investment grade securities and unrated securities of comparable quality also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed-income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of nonconvertible bonds and preferred stocks moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Any interest rate increases in the future could cause the value of the Fund to decrease. Recently, inflation levels have been at their highest point in nearly 40 years and the Federal Reserve has been engaged in a campaign to raise certain benchmark interest rates in an effort to combat inflation. As inflation increases, the real value of the Fund’s common stock and distributions therefore may decline.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

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Additional Fund Information (Continued) (Unaudited)

As part of its investments in non-investment grade securities, the Fund may invest in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including lower grade securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has experienced periods of significantly adverse price and liquidity several times, particularly at or around times of economic recession. Past market recessions have adversely affected the value of such securities and the ability of certain issuers of such securities to repay principal and pay interest thereon or to refinance such securities. The market for those securities may react in a similar fashion in the future.

Emerging Market Countries. The risks described above for foreign securities, including the risks of nationalization and expropriation of assets, are typically increased to the extent that the Fund invests in companies headquartered in developing, or emerging market, countries. Investments in securities of companies headquartered in such countries may be considered speculative and subject to certain special risks. The political and economic structures in many of these countries may be in their infancy and developing rapidly, and such countries may lack the social, political and economic characteristics of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized and expropriated the assets of private companies. Some countries have inhibited the conversion of their currency to another. The currencies of certain emerging market countries have experienced devaluation relative to the U.S. dollar, and future devaluations may adversely affect the value of the Fund’s assets denominated in such currencies. Some emerging market countries have experienced substantial rates of inflation for many years. Continued inflation may adversely affect the economies and securities markets of such countries. In addition, unanticipated political

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Additional Fund Information (Continued) (Unaudited)

or social developments may affect the value of the Fund’s investments in these countries and the availability of the Fund of additional investments in these countries. The small size, limited trading volume and relative inexperience of the securities markets in these countries may make the Fund’s investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making investments in these countries. There may be little financial or accounting information available with respect to companies located in these countries, and it may be difficult as a result to assess the value or prospects of an investment in such companies.

Value Investing. The Fund’s portfolio managers will use various value methods in managing its assets. In selecting securities for the Fund, they evaluate the quality of a company’s balance sheet, the level of its cash flows and other measures of a company’s financial condition and profitability. The portfolio managers may also consider other factors, such as a company’s unrecognized asset values, its future growth prospects or its turnaround potential following an earnings disappointment or other business difficulties. The portfolio managers then use these factors to assess the company’s current worth, basing this assessment on either what they believe a knowledgeable buyer might pay to acquire the entire company or what they think the value of the company should be in the stock market.

The Fund’s portfolio managers generally invest in securities of companies that are trading significantly below their estimate of the company’s current worth in an attempt to reduce the risk of overpaying for such companies. Seeking long-term growth of capital, they also evaluate the prospects for the market price of the company’s securities to increase over a two- to five-year period toward this estimate.

The Investment Adviser’s value approach strives to reduce some of the other risks of investing in the securities of smaller companies (for the Fund’s portfolio taken as a whole) by evaluating other risk factors. For example, its portfolio managers generally attempt to lessen financial risk by buying companies with strong balance sheets and low leverage.

While there can be no assurance that this risk-averse value approach will be successful, the Investment Adviser believes that it can reduce some of the risks of investing in small-cap and mid-cap companies, which are inherently fragile in nature and whose securities have substantially greater market price volatility.

Although the Investment Adviser’s approach to security selection seeks to reduce downside risk to the Fund’s portfolio, especially during periods of broad smaller-company stock market declines, it may also potentially have the effect of limiting gains in strong smaller-company up markets.

Securities Subject to Reorganization. The Fund may invest without limit in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of high total return significantly greater than the brokerage and other transaction expenses involved.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may also trade at a discount to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated. Such investments may be advantageous when the discount significantly overstates the risk of the contingencies

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involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses and the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation of the offeror and the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. The Investment Adviser intends to select investments of this type which, in its view, have a reasonable prospect of capital appreciation which is significant in relation to both risk involved and the potential of available alternative investments.

Temporary Defensive Investments. When a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest all or a portion of its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated “A-1” or higher by S&P or “Prime-1” by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. The Fund may find it more difficult to achieve its investment objective during temporary defensive periods.

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder of the put option the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder upon exercise of the exercise price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

The Fund will write covered call options in order to receive additional income in the form of premiums which it is paid for writing options, and for hedging purposes in order to protect against possible declines in the market values of the stocks or convertible securities held in its portfolio.

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If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security, and any gain resulting from the repurchase of a call option may also be wholly or partially offset by unrealized depreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date of the option. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

The sale of covered call options may also be used by the Fund to reduce the risks associated with individual investments and to increase total investment return. A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call option on the same instrument as the call option written where the exercise price of the call option held is (i) equal to or less than the exercise price of the call option written or (ii) greater than the exercise price of the call option written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other liquid securities with a value equal to the exercise price in a segregated account with its custodian, or else holds a put option on the same instrument as the put option written where the exercise price of the put option held is equal to or greater than the exercise price of the put option written.

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To the extent that the Fund purchases options pursuant to a hedging strategy, the Fund will be subject to the following additional risks. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option.

Where a put or call option on a particular security is purchased to hedge against price movements in that or a related security, the price of the put or call option may move more or less than the price of the security. If restrictions on exercise are imposed, the Fund may be unable to exercise an option it has purchased. If the Fund is unable to close out an option that it has purchased on a security, it will have to exercise the option in order to realize any profit, or the option may expire worthless.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures. The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act.

Forward Foreign Currency Exchange Contracts. Subject to guidelines of the Board, the Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund invests in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund only enters into forward currency contracts with parties which it believes to be creditworthy.

When Issued, Delayed Delivery Securities and Forward Commitments. The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable by the Investment Adviser. Securities purchased under a forward

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commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date.

Short Sales. The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund expects to make short sales both to obtain capital gain from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities). Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements. Repurchase agreements may be seen as loans by the Fund collateralized by underlying securities. Under the terms of a typical repurchase agreement, the Fund acquires an underlying security for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the security at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund does not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Restricted and Illiquid Securities. The Fund may invest in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act and securities eligible for resale pursuant

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to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell such securities at a price representing the fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Leveraging. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt) so long as its total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. Any such preferred shares may be convertible in accordance with the SEC staff guidelines, which may permit the Fund to obtain leverage at attractive rates.

The use of leverage magnifies the impact of changes in net asset value, which means that, all else being equal, the use of leverage results in outperformance on the upside and underperformance on the downside. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with any mandatory redemption terms of any outstanding preferred shares. In addition, if the cost of leverage exceeds the return on the securities acquired with the proceeds of leverage, the use of leverage will diminish rather than enhance the return to the Fund. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

In the event the Fund had both outstanding preferred shares and senior securities representing debt at the same time, the Fund’s obligations to pay dividends or distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and/or interest payments due and owing with respect to its outstanding senior debt securities. Accordingly, the Fund’s issuance of senior securities representing debt would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Additionally, the Fund may enter into derivative transactions that have economic leverage embedded in them. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Annual Report. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

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Subject to the requirements of Rule 18f-4 under the 1940 Act (“Rule 18f-4”), the Fund may enter into derivative transactions, including transactions that have economic leverage embedded in them. Rule 18f-4 defines “derivatives transactions” as (1) any swap, security-based swap, futures contract, forward contract, option, any combination of the foregoing, or any similar instrument, under which a fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; and (2) any short sale borrowing. Derivatives transactions entered into by the Fund in compliance with Rule 18f-4 will not be considered senior securities for purposes of computing the asset coverage requirements described above. Economic leverage exists when the Fund achieves the right to a return on a capital base that exceeds the investment which the Fund has contributed to the instrument achieving a return. Derivative transactions that the Fund may enter into and the risks associated with them are described elsewhere in this Annual Report. The Fund cannot assure you that investments in derivative transactions that have economic leverage embedded in them will result in a higher return on its common shares.

If the Fund enters into any reverse repurchase agreements or similar financing transactions obligating the Fund to make future payments, the Fund must either treat all such transactions as derivatives transactions for all purposes under Rule 18f-4 or otherwise comply with the asset coverage requirements described above and combine the aggregate amount of indebtedness associated with all such transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio limit requirements. The asset coverage requirements under section 18 of the 1940 Act and the limits and conditions imposed by Rule 18f-4 may limit or restrict portfolio management.

Investment Restrictions. The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding voting securities of the Fund (voting together as a single class subject to class approval rights of any preferred shares). In addition, pursuant to the Fund’s Series B Preferred statement of preferences, a majority, as defined in the 1940 Act, of the outstanding preferred shares of the Fund (voting separately as a single class) is also required to change a fundamental policy.

Loans of Portfolio Securities. To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral

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and the Fund would suffer a loss. See “Risk Factors and Special Considerations—Loans of Portfolio Securities” and “Additional Investment Policies—Loans of Portfolio Securities.

Portfolio Turnover. The Fund will buy and sell securities to accomplish its investment objective. The investment policies of the Fund may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest or currency exchange rates.

Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders.

For the years ended December 31, 2022 and 2023, the portfolio turnover rate of the Fund was 9% and 7%, respectively.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

General Risks

Market Risk. The market price of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, adverse changes to credit markets or adverse investor sentiment generally. The value of a security may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Equity securities generally have greater price volatility than fixed income securities. Credit ratings downgrades may also negatively affect securities held by the Fund. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market.

In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a national or global level. For instance, war, terrorism, market manipulation, government defaults, government shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters can all negatively impact the securities markets, which could cause the Fund to lose value. These events could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and significantly adversely impact the economy. The current contentious domestic political environment, as well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-

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term budget and deficit reduction plan, has in the past resulted, and may in the future result, in a government shutdown, which could have an adverse impact on the Fund’s investments and operations. Additional and/or prolonged U.S. federal government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. Governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner. To the extent that the Fund focuses its investments in a region enduring geopolitical market disruption, it will face higher risks of loss, although the increasing interconnectivity between global economies and financial markets can lead to events or conditions in one country, region or financial market adversely impacting a different country, region or financial market. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

Current market conditions may pose heightened risks with respect to the Fund’s investment in fixed income securities. Central banks such as the Federal Reserve Bank have been increasing interest rates, though this trend has tempered recently as the rate of inflation slows. There is a risk that additional increases in interest rates or a prolonged period of rising interest rates may cause the economy to enter a recession. Additional interest rate increases in the future could cause the value of the Fund to decrease. Recently, inflation levels have been at their highest point in nearly 40 years, and the Federal Reserve has been engaged in a campaign to raise certain benchmark interest rates in an effort to combat inflation. As inflation increases, the real value of the Fund’s common shares and distributions therefore may decline.

Exchanges and securities markets may close early, close late or issue trading halts on specific securities or generally, which may result in, among other things, the Fund being unable to buy or sell certain securities or financial instruments at an advantageous time or accurately price its portfolio investments.

Interest Rate Risk Generally. The primary risk associated with dividend-and interest-paying securities is interest rate risk. A decrease in interest rates will generally result in an increase in the investment value of such securities, while increases in interest rates will generally result in a decline in the investment value of such securities. This effect is generally more pronounced for fixed rate securities than for securities whose income rate is periodically reset.

General interest rate fluctuations may have a substantial negative impact on the Fund’s investments, the value of the Fund and the Fund’s rate of return. A reduction in the interest or dividend rates on new investments relative to interest or dividend rates on current investments could also have an adverse impact on the Fund’s net investment income. An increase in interest rates could decrease the value of any investments held by the Fund that earn fixed interest or dividend rates, including debt securities, convertible securities, preferred stocks, loans and high-yield bonds, and also could increase interest or dividend expenses, thereby decreasing net income.

The magnitude of these fluctuations in the market price of bonds and other income- or dividend-paying securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s

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investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management. To the extent the Fund invests in securities that may be prepaid at the option of the obligor, the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate securities. These basic principles of bond prices also apply to U.S. government securities. A security backed by the “full faith and credit” of the U.S. government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other income- or dividend-paying securities, government-guaranteed securities will fluctuate in value when interest rates change.

The Fund’s use of leverage will tend to increase the Fund’s interest rate risk. The Fund may invest in variable and floating rate instruments, which generally are less sensitive to interest rate changes than longer duration fixed rate instruments but may decline in value in response to rising interest rates if, for example, the rates at which they pay interest do not rise as much, or as quickly, as market interest rates in general. Conversely, variable and floating rate instruments generally will not increase in value if interest rates decline. The Fund also may invest in inverse floating rate securities, which may decrease in value if interest rates increase, and which also may exhibit greater price volatility than fixed rate obligations with similar credit quality. To the extent the Fund holds variable or floating rate instruments, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities, which may adversely affect the net asset value of the Fund’s common shares.

Central banks such as the Federal Reserve Bank have been increasing interest rates, though this trend has tempered recently as the rate of inflation slows. There is a risk that heightened interest rates may cause the economy to enter a recession. Any such recession would negatively impact the Fund and the investments held by the Fund. These impacts may include:

●	severe declines in the Fund’s net asset values;

●	inability of the Fund to accurately or reliably value its portfolio;

●	inability of the Fund to pay any dividends or distributions;

●	inability of the Fund to maintain its status as a registered investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”);

●	declines in the value of the Fund’s investments;

●	increased risk of default or bankruptcy by the companies in which the Fund invests;

●	increased risk of companies in which the Fund invests being unable to weather an extended cessation of normal economic activity and thereby impairing their ability to continue functioning as a going concern; and

●	limited availability of new investment opportunities.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. This risk may be elevated compared to historical market conditions because of recent monetary policy measures and the current interest rate environment. Inflation

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rates may change frequently and significantly as a result of various factors, including unexpected shifts in the domestic or global economy and changes in economic policies, and the Fund’s investments may not keep pace with inflation, which may result in losses to Fund shareholders. As inflation increases, the real value of the Fund’s shares and dividends may decline. In addition, during any periods of rising inflation, interest rates of any debt securities held by the Fund would likely increase, which would tend to further reduce returns to shareholders. This risk is greater for fixed-income instruments with longer maturities.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

The value of a convertible security is influenced by the value of the underlying equity security. Convertible debt securities and preferred stocks may depreciate in value if the market value of the underlying equity security declines or if rates of interest increase. In addition, although debt securities are liabilities of a corporation which the corporation is generally obligated to repay at a specified time, debt securities, particularly convertible debt securities, are often subordinated to the claims of some or all of the other creditors of the corporation.

Mandatory conversion securities (securities that automatically convert into equity securities at a future date) may limit the potential for capital appreciation and, in some instances, are subject to complete loss of invested capital. Other innovative convertibles include “equity-linked” securities, which are securities or derivatives that may have fixed, variable, or no interest payments prior to maturity, may convert (at the option of the holder or on a mandatory basis) into cash or a combination of cash and common stock, and may be structured to limit the potential for capital appreciation. Equity-linked securities may be illiquid and difficult to value and may be subject to greater credit risk than that of other convertibles. Moreover, mandatory conversion securities and equity-linked securities have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.

Preferred stocks are equity securities in the sense that they do not represent a liability of the corporation. In the event of liquidation of the corporation, and after its creditors have been paid or provided for, holders of preferred stock are generally entitled to a preference as to the assets of the corporation before any distribution may be made to the holders of common stock. Debt securities normally do not have voting rights. Preferred stocks may have no voting rights or may have voting rights only under certain circumstances.

●	Credit Risk. Credit risk is the risk that an issuer will fail to pay interest or dividends and principal in a timely manner. Companies that issue convertible securities may be small to medium-size, and they often have low credit ratings. In addition, the credit rating of a company’s convertible securities is generally lower than that of its conventional debt securities. Convertible securities are normally considered “junior” securities—that is, the company usually must pay interest on its conventional debt before it can make payments on its convertible securities. Credit risk could be high for the Fund, because it could invest in

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securities with low credit quality. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the issuer.

●	Market Risk. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, the Fund’s mandatory convertible securities include features which render them more sensitive to price changes of their underlying securities. Thus they expose the Fund to greater downside risk than traditional convertible securities, but generally less than that of the underlying common stock.

●	Interest Rate Risk for Convertible Securities. The Fund may be subject to a greater risk of rising interest rates due to the recent period of rising interest rates and inflationary price movements. The Federal Reserve has been raising interest rates, which is likely to drive down the prices of convertible securities held by the Fund. Convertible securities are particularly sensitive to interest rate changes when their predetermined conversion price is much higher than the issuing company’s common stock. See “—Interest Rate Risk Generally.”

●	Sector Risk. Sector risk is the risk that returns from the economic sectors in which convertible securities are concentrated will trail returns from other economic sectors. As a group, sectors tend to go through cycles of doing better-or-worse-than the convertible securities market in general. These periods have, in the past, lasted for as long as several years. Moreover, the sectors that dominate this market change over time.

●	Dilution Risk. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Equity Risk. The principal risk of investing in equity securities is equity risk. Equity risk is the risk that the price of an equity security will fall due to general market and economic conditions, perceptions regarding the industry in which the issuer participates or the issuing company’s particular circumstances. Common stock in which the Fund will invest or receive upon conversion of convertible securities is subject to such equity risk. In the case of convertible securities, it is the conversion value of a convertible security that is subject to the equity risk; that is, if the appreciation potential of a convertible security is not realized, the premium paid for its conversion value may not be recovered. See “Investment Objective and Policies—Investment Practices—Convertible Securities.

Common Stock Risk. Common stock of an issuer in the Fund’s portfolio may decline in price for a variety of reasons, including if the issuer fails to make anticipated dividend payments because the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund invests is structurally subordinated as to income and residual value to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns.

Distribution Risk for Equity Income Securities. In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the

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issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Dividend-producing equity income securities, in particular those whose market price is closely related to their yield, may exhibit greater sensitivity to interest rate changes. See “—Fixed Income Securities Risks—Interest Rate Risk.” The Fund’s investments in dividend-producing equity income securities may also limit its potential for appreciation during a broad market advance.

The prices of dividend-producing equity income securities can be highly volatile. Investors should not assume that the Fund’s investments in these securities will necessarily reduce the volatility of the Fund’s net asset value or provide “protection,” compared to other types of equity income securities, when markets perform poorly.

Preferred Stock Risk. There are special risks associated with the Fund’s investing in preferred securities, including:

●	Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

●	Non-Cumulative Dividends. Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

●	Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

●	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

●	Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

●	Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a

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redemption may be triggered by a change in U.S. federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Significant Holdings Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Small Capitalization Company Risk. The Fund invests in the equity securities of small-cap and/or mid-cap companies.

The Investment Adviser views the large and diverse universe of smaller companies available for investment by the Fund as having two investment segments or tiers—small-cap and mid-cap. The Investment Adviser defines “small-cap” companies as those with a market capitalization generally less than $3 billion at the time of investment and “mid-cap” companies as those with a market capitalization between $3 billion and $12 billion at the time of investment. The Fund may, from time to time, modify the foregoing definitions, which are measured at the time of investment, and will provide notice to shareholders of material changes. The principal circumstance under which the Fund would modify the definitions of “small-cap” and “mid-cap” would be in response to a change in market standards regarding the market capitalization of issuers considered to be “small-cap” or “mid-cap.”

Smaller companies offer investment opportunities and additional risks. They may not be well known to the investing public, may not be significantly owned by institutional investors and may not have steady earnings growth. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies. In addition, the securities of such companies may be more vulnerable to adverse general market or economic developments, more volatile in price, have wider spreads between their bid and ask prices and have significantly lower trading volumes than the securities of larger capitalization companies. As such, securities of these smaller companies may be less liquid than those of larger companies, and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by investors, which may result in reduced demand.

As a result, the purchase or sale of more than a limited number of shares of the securities of a smaller company may affect its market price. The Investment Adviser may need a considerable amount of time to purchase or sell its positions in these securities, particularly when other Investment Adviser-managed accounts or other investors are also seeking to purchase or sell them. Accordingly, the Investment Adviser’s investment focus on the securities of smaller companies generally leads it to have a long term investment outlook of at least two years for a portfolio security.

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The securities of smaller capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization securities or the market as a whole. In addition, smaller capitalization securities may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Investing in smaller capitalization securities requires a longer-term view.

●	Small- and Mid-Cap Stock Risk. Small- and mid-cap company stocks can be more volatile than, and perform differently from, larger company stocks. There may be less trading in a small- or mid-cap company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Small- and mid-cap company stocks may be particularly sensitive to changes in interest rates, borrowing costs and earnings. Small- and mid-cap companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a small- and mid-cap company’s stock price than is the case for a larger company. As a result, the purchase or sale of more than a limited number of shares of a small- and mid-cap company may affect its market price. The Fund may need a considerable amount of time to purchase or sell its positions in these securities. In addition, small- and mid-cap company stocks may not be well known to the investing public.

●	Unseasoned Companies Investment Risk. The Fund may invest in the securities of smaller, less seasoned companies. These investments may present greater opportunities for growth but also involve greater risks than customarily are associated with investments in securities of more established companies. Some of the companies in which the Fund may invest will be start-up companies which may have insubstantial operational or earnings history or may have limited products, markets, financial resources or management depth. Some may also be emerging companies at the research and development stage with no products or technologies to market or approved for marketing. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. Securities of emerging companies may lack an active secondary market and may be subject to more abrupt or erratic price movements than securities of larger, more established companies or stock market averages in general. Competitors of certain companies, which may or may not be in the same industry, may have substantially greater financial resources than many of the companies in which the Fund may invest.

●	Small-Cap and Emerging Growth Companies Investment Risk. Investment in smaller or emerging growth companies involves greater risk than is customarily associated with investments in more established companies. The securities of smaller or emerging growth companies may be subject to more abrupt or erratic market movements than larger, more established companies or the market average in general. These companies may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

While small-cap or emerging growth company issuers may offer greater opportunities for capital appreciation than large-cap issuers, investments in smaller or emerging growth companies may involve greater risks and thus may be considered speculative. Fund management believes that properly selected companies of this type have the potential to increase their earnings or market valuation at a rate substantially in excess of the general growth of the economy. Full development of these companies and trends frequently takes time.

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Small-cap and emerging growth securities will often be traded only in the OTC market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a national securities exchange. As a result, the disposition by the Fund of portfolio securities may require the Fund to make many small sales over a lengthy period of time, or to sell these securities at a discount from market prices or during periods when, in Fund management’s judgment, such disposition is not desirable.

The process of selection and continuous supervision by Fund management does not, of course, guarantee successful investment results; however, it does provide access to an asset class not available to the average individual due to the time and cost involved. Careful initial selection is particularly important in this area as many new enterprises have promise but lack certain fundamental factors necessary to prosper. Investing in small-cap and emerging growth companies requires specialized research and analysis. In addition, many investors cannot invest sufficient assets in such companies to provide wide diversification.

Small-cap companies are generally little known to most individual investors although some may be dominant in their respective industries. The Fund may invest in securities of small issuers in the relatively early stages of business development that have a new technology, a unique or proprietary product or service, or a favorable market position. Such companies may not develop into major industrial companies or provide the level of returns anticipated.

Equity securities of specific small-cap issuers may present different opportunities for long term capital appreciation during varying portions of economic or securities market cycles, as well as during varying stages of their business development. The market valuation of small-cap issuers tends to fluctuate during economic or market cycles, presenting attractive investment opportunities at various points during these cycles.

Small-cap companies, due to the size and kinds of markets that they serve, may be less susceptible than large-cap companies to intervention from the U.S. federal government by means of price controls, regulations or litigation.

Value Investing Risk. The Fund focuses its investments on the securities of companies that the Investment Adviser believes to be undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Selection Risk. Different types of stocks tend to shift into and out of favor with stock market investors, depending on market and economic conditions. The performance of funds that invest in value-style stocks may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

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Merger Arbitrage Risk. The Fund may invest in securities of companies for which a tender or exchange offer has been made or announced, and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced. The principal risk of such investments is that certain of such proposed transactions may be renegotiated, terminated or involve a longer time frame than originally contemplated, in which case the Fund may realize losses. Such risk is sometimes referred to as “merger arbitrage risk.” Among the factors that affect the level of risk with respect to the completion of the transaction are the deal spread and number of bidders, the friendliness of the buyer and seller, the strategic rationale behind the transaction, the existence of regulatory hurdles, the level of due diligence completed on the target company and the ability of the buyer to finance the transaction. If the spread between the purchase price and the current price of the seller’s stock is small, the risk that the transaction will not be completed may outweigh the potential return. If there is very little interest by other potential buyers in the target company, the risk of loss may be higher than where there are back-up buyers that would allow the arbitrageur to realize a similar return if the current deal falls through. Unfriendly management of the target company or change in friendly management in the middle of a deal increases the risk that the deal will not be completed even if the target company’s board has approved the transaction and may involve the risk of litigation expense if the target company pursues litigation in an attempt to prevent the deal from occurring. The underlying strategy behind the deal is also a risk consideration because the less a target company will benefit from a merger or acquisition, the greater the risk. There is also a risk that an acquiring company may back out of an announced deal if, in the process of completing its due diligence of the target company, it discovers something undesirable about such company. In addition, merger transactions are also subject to regulatory risk because a merger transaction often must be approved by a regulatory body or pass governmental antitrust review. All of these factors affect the timing and likelihood that the transaction will close. Even if the Investment Adviser selects announced deals with the goal of mitigating the risks that the transaction will fail to close, such risks may still delay the closing of such transaction to a date later than the Fund originally anticipated, reducing the level of desired return to the Fund.

Merger arbitrage positions are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity values affects the stocks involved in a merger arbitrage position differently, the position may be exposed to loss.

Finally, merger arbitrage strategies depend for success on the overall volume of global merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide balance among potential merger transactions. To the extent that the number of announced deals and corporate reorganizations decreases or the number of investors in such transactions increases, it is possible that merger arbitrage spreads will tighten, causing the profitability of investing in such transactions to diminish, which will in turn decrease the returns to the Fund from such investment activity.

Recapitalization Risk. In recapitalizations, a corporation may restructure its balance sheet by selling specific assets, significantly leveraging other assets and creating new classes of equity securities to be distributed, together with a substantial payment in cash or in debt securities, to existing shareholders. In connection with such transactions, there is a risk that the value of the cash and new securities distributed will not be as high as the cost of the Fund’s original investment or that no such distribution will ultimately be made and the value of the Fund’s investment will decline. To the extent an investment in a company that has undertaken a recapitalization

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is retained by the Fund, the Fund’s risks will generally be comparable to those associated with investments in highly leveraged companies, generally including higher than average sensitivity to (i) short term interest rate fluctuations, (ii) downturns in the general economy or within a particular industry or (iii) adverse developments within the company itself.

Fixed Income Securities Risks. Fixed income securities in which the Fund may invest are generally subject to the following risks:

●	Interest Rate Risk. The market value of bonds and other fixed-income or dividend paying securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other income or dividend paying securities will increase as interest rates fall and decrease as interest rates rise. See “Risk Factors and Special Considerations—General Risks—Interest Rate Risks Generally.”

●	Credit Risk. Credit risk is the risk that one or more income or dividend paying securities in the Fund’s portfolio will decline in price or fail to pay interest/distributions or principal when due because the issuer of the security experiences a decline in its financial status. Credit risk is increased when a portfolio security is downgraded or the perceived creditworthiness of the issuer deteriorates. To the extent the Fund invests in below investment grade securities, it will be exposed to a greater amount of credit risk than a fund which only invests in investment grade securities. See “—Non-Investment Grade Securities.” In addition, to the extent the Fund uses credit derivatives, such use will expose it to additional risk in the event that the bonds underlying the derivatives default. The degree of credit risk depends on the issuer’s financial condition and on the terms of the securities.

●	Issuer Risk. Issuer risk is the risk that the value of an income or dividend paying security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer’s goods and services, historical and prospective earnings of the issuer and the value of the assets of the issuer.

●	Prepayment Risk. Prepayment risk is the risk that during periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled. For income or dividend paying securities, such payments often occur during periods of declining interest rates, forcing the Fund to reinvest in lower yielding securities, resulting in a possible decline in the Fund’s income and distributions to shareholders. This is known as prepayment or “call” risk. Below investment grade securities frequently have call features that allow the issuer to redeem the security at dates prior to its stated maturity at a specified price (typically greater than par) only if certain prescribed conditions are met (“call protection”). For premium bonds (bonds acquired at prices that exceed their par or principal value) purchased by the Fund, prepayment risk may be enhanced.

●	Reinvestment Risk. Reinvestment risk is the risk that income from the Fund’s portfolio will decline if the Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Fund portfolio’s current earnings rate.

●	Duration and Maturity Risk. The Fund has no set policy regarding portfolio maturity or duration of the fixed-income securities it may hold. The Investment Adviser may seek to adjust the duration or maturity of the Fund’s fixed-income holdings based on its assessment of current and projected market conditions and all other factors that the Investment Adviser deems relevant. In comparison to maturity (which is

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the date on which the issuer of a debt instrument is obligated to repay the principal amount), duration is a measure of the price volatility of a debt instrument as a result in changes in market rates of interest, based on the weighted average timing of the instrument’s expected principal and interest payments. Specifically, duration measures the anticipated percentage change in NAV that is expected for every percentage point change in interest rates. The two have an inverse relationship. Duration can be a useful tool to estimate anticipated price changes to a fixed pool of income securities associated with changes in interest rates. For example, a duration of five years means that a 1% decrease in interest rates will increase the NAV of the portfolio by approximately 5%; if interest rates increase by 1%, the NAV will decrease by 5%. However, in a managed portfolio of fixed income securities having differing interest or dividend rates or payment schedules, maturities, redemption provisions, call or prepayment provisions and credit qualities, actual price changes in response to changes in interest rates may differ significantly from a duration-based estimate at any given time. Actual price movements experienced by a portfolio of fixed income securities will be affected by how interest rates move (i.e., changes in the relationship of long term interest rates to short term interest rates), the magnitude of any move in interest rates, actual and anticipated prepayments of principal through call or redemption features, the extension of maturities through restructuring, the sale of securities for portfolio management purposes, the reinvestment of proceeds from prepayments on and from sales of securities, and credit quality-related considerations whether associated with financing costs to lower credit quality borrowers or otherwise, as well as other factors. Accordingly, while duration maybe a useful tool to estimate potential price movements in relation to changes in interest rates, investors are cautioned that duration alone will not predict actual changes in the net asset or market value of the Fund’s shares and that actual price movements in the Fund’s portfolio may differ significantly from duration-based estimates. Duration differs from maturity in that it takes into account a security’s yield, coupon payments and its principal payments in addition to the amount of time until the security matures. As the value of a security changes over time, so will its duration. Prices of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. In general, a portfolio of securities with a longer duration can be expected to be more sensitive to interest rate changes than a portfolio with a shorter duration. Any decisions as to the targeted duration or maturity of any particular category of investments will be made based on all pertinent market factors at any given time. The Fund may incur costs in seeking to adjust the portfolio average duration or maturity. There can be no assurance that the Investment Adviser’s assessment of current and projected market conditions will be correct or that any strategy to adjust duration or maturity will be successful at any given time.

Corporate Bonds Risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates. The market value of intermediate and longer term corporate bonds is generally more sensitive to changes in interest rates than is the market value of shorter term corporate bonds. The market value of a corporate bond also may be affected by factors directly related to the issuer, such as investors’ perceptions of the creditworthiness of the issuer, the issuer’s financial performance, perceptions of the issuer in the market place, performance of management of the issuer, the issuer’s capital structure and use of financial leverage and demand for the issuer’s goods and services. Certain risks associated with investments in corporate bonds are described elsewhere in this Annual Report in further detail, including under “Risk Factors and Special Considerations—General Risks—Fixed Income Securities Risks—Credit Risk,” “—Fixed Income Securities

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Risks—Interest Rate Risk” and “—Fixed Income Securities Risks—Prepayment Risk.” There is a risk that the issuers of corporate bonds may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. Corporate bonds of below investment grade quality are often high risk and have speculative characteristics and may be particularly susceptible to adverse issuer-specific developments. Corporate bonds of below investment grade quality are subject to the risks described herein under “—Non-Investment Grade Securities Risk.”

Non-Investment Grade Securities Risk. The Fund may invest in below investment-grade securities, also known as “high-yield” securities or “junk” bonds. Securities rated below investment grade, which may be preferred stock or debt, are predominantly speculative and involve major risk exposure to adverse conditions. Securities that are rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated debt securities considered by the Investment Adviser to be of comparable quality) are referred to in the financial press as “junk bonds” or “high-yield” securities and generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

●	greater volatility;

●	greater credit risk and risk of default;

●	potentially greater sensitivity to general economic or industry conditions;

●	potential lack of attractive resale opportunities (illiquidity); and

●	additional expenses to seek recovery from issuers who default.

In addition, the prices of these non-investment grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Non-investment grade securities tend to be less liquid than investment grade securities. The market value of non-investment grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

The Fund may purchase securities of companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although such investments may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful investments in issuers experiencing significant business and financial difficulties is unusually high. There can be no assurance that the Fund will correctly evaluate the value of the assets collateralizing its investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio investment, the Fund may lose all or part of its investment or may be required to accept collateral with a value less than the amount of the Fund’s initial investment.

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As a part of its investments in non-investment grade securities, the Fund may invest in the securities of issuers in default. The Fund invests in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations and emerge from bankruptcy protection and that the value of such issuers’ securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

In addition to using statistical rating agencies and other sources, the Investment Adviser will also perform its own analysis of issuers in seeking investments that it believes to be underrated (and thus higher yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed income securities, including non-investment grade securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for non-investment grade and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

U.S. Government Securities and Credit Rating Downgrade Risk. The Fund may invest in direct obligations of the government of the United States or its agencies. Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the U.S. guarantee only that principal and interest will be timely paid to holders of the securities. These entities do not guarantee that the value of such obligations will increase, and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

In 2011, S&P lowered its long term sovereign credit rating on the U.S. to “AA+” from “AAA.” The downgrade by S&P increased volatility in both stock and bond markets, resulting in higher interest rates and higher Treasury yields, and increased the costs of all kinds of debt. On August 1, 2023, Fitch Ratings lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA.” This and any further downgrades of U.S. credit ratings

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could have significant adverse effects on the U.S. economy generally and could result in significant adverse impacts on issuers of securities held by the Fund itself. The Investment Adviser cannot predict the effects of similar events in the future on the U.S. economy and securities markets or on the Fund’s portfolio. The Investment Adviser monitors developments and seeks to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that it will be successful in doing so and the Investment Adviser may not timely anticipate or manage existing, new or additional risks, contingencies or developments.

Prepayment Risks on Government Sponsored Mortgage-Backed Securities. The yield and maturity characteristics of government sponsored mortgage-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may generally be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. Prepayment risks include the following:

●	the relationship between prepayments and interest rates may give some lower grade government sponsored mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities;

●	in addition, when interest rates fall, the rate of prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid;

●	because of these and other reasons, a government sponsored mortgage-backed security’s total return and maturity may be difficult to predict; and

●	to the extent that the Fund purchases government sponsored mortgage-backed securities at a premium, prepayments may result in loss of the Fund’s principal investment to the extent of premium paid.

Foreign Securities Risk. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers and such securities may be more volatile than those of issuers located in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income. Moreover, certain equity investments in foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.

There may be less available information about a foreign company than a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid and their prices more volatile than

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securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations, and there is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Fund might have greater difficulty taking appropriate legal action in non-U.S. courts and there may be less developed bankruptcy laws. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

The Fund also may purchase ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

The following provides more detail on certain pronounced risks with foreign investing:

●	Foreign Currency Risk. The Fund may invest in companies whose securities are denominated or quoted in currencies other than U.S. dollars or have significant operations or markets outside of the United States. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage. As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by

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significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency-denominated investments.

●	Tax Consequences of Foreign Investing. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat gain or loss attributable to certain investments as capital gain or loss.

●	EMU and Redenomination Risk. As the European debt crisis progressed, the possibility of one or more Eurozone countries exiting the European Monetary Union (“EMU”), or even the collapse of the Euro as a common currency, arose, creating significant volatility at times in currency and financial markets generally. The effects of the collapse of the Euro, or of the exit of one or more countries from the EMU, on the U.S. and global economies and securities markets are impossible to predict, and any such events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of the Fund’s portfolio investments. If one or more EMU countries were to stop using the Euro as its primary currency, the Fund’s investments in such countries may be redenominated into a different or newly adopted currency. As a result, the value of those investments could decline significantly and unpredictably. In addition, securities or other investments that are redenominated may be subject to foreign currency risk, liquidity risk and valuation risk to a greater extent than similar investments currently denominated in Euros. To the extent a currency used for redenomination purposes is not specified in respect of certain EMU-related investments, or should the Euro cease to be used entirely, the currency in which such investments are denominated may be unclear, making such investments particularly difficult to value or dispose of. The Fund may incur additional expenses to the extent it is required to seek judicial or other clarification of the denomination or value of such securities.

●	Emerging Markets Risk. The considerations noted above in “Foreign Securities Risk” are generally intensified for investments in emerging market countries. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading volume compared to the volume of trading in U.S. securities could

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cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Other risks include high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; overdependence on exports, including gold and natural resources exports, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less developed legal systems; and less reliable securities custodial services and settlement practices. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

●	Eurozone Risk. A number of countries in the EU have experienced, and may continue to experience, severe economic and financial difficulties, increasing the risk of investing in the European markets. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. As a result, financial markets in the EU have been subject to increased volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more “bailouts” from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.

●	Brexit Risk. On January 31, 2020, the United Kingdom officially withdrew from the EU, commonly referred to as “Brexit.” Following a transition period, the United Kingdom and the EU signed a Trade and Cooperation Agreement (“UK/EU Trade Agreement”), which came into full force on May 1, 2021 and set out the foundation of the economic and legal framework for trade between the United Kingdom and the EU. As the UK/EU Trade Agreement is a new legal framework, the implementation of the UK/EU Trade Agreement may result in uncertainty in its application and periods of volatility in both the United Kingdom and wider European markets. The United Kingdom’s exit from the EU is expected to result in additional trade costs and disruptions in this trading relationship. Furthermore, there is the possibility that either party may impose tariffs on trade in the future in the event that regulatory standards between the EU and the UK diverge. The terms of the future relationship may cause continued uncertainty in the global financial markets, and adversely affect our ability, and the ability of our portfolio companies, to execute our respective strategies and to receive attractive returns.

In particular, currency volatility may mean that our returns and the returns of our portfolio companies will be adversely affected by market movements and may make it more difficult, or more expensive, for us to

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implement appropriate currency hedging. Potential declines in the value of the British Pound and/or the euro against other currencies, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of any of our portfolio companies located in the United Kingdom or Europe.

In addition, certain European countries have experienced negative interest rates on certain fixed-income instruments. A negative interest rate policy is an unconventional central bank monetary policy tool where nominal target interest rates are set with a negative value (i.e., below zero percent) intended to help create self-sustaining growth in the local economy. Negative interest rates may result in heightened market volatility and may detract from the Fund’s performance to the extent the Fund is exposed to such interest rates. Among other things, these developments adversely affected the value and exchange rate of the euro and pound sterling, and any similar developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

To the extent the Fund has exposure to European markets or to transactions tied to the value of the euro, these events could negatively affect the value and liquidity of the Fund’s investments. All of these developments may continue to significantly affect the economies of all EU countries, which in turn may have a material adverse effect on the Fund’s investments in such countries, other countries that depend on EU countries for significant amounts of trade or investment, or issuers with exposure to debt issued by certain EU countries.

●	Russia Risk. As a result of Russia’s military invasion of Ukraine in February 2022, the United States and other countries imposed broad-reaching political and economic sanctions on Russia, certain Russian allies believed to be providing them military or financial support, on private and public companies domiciled in Russia, including public issuers and banking and financial institutions, and on a variety of individuals. These sanctions, combined with equivalent measures taken by foreign businesses ceasing operations in Russia, continue to adversely impact global financial markets, disrupt global supply chains, and impair the value and liquidity of issuers and funds that continue to maintain exposure to Russia and its allies, Russian investments, and sectors that can be impacted by restrictions on Russian imports and exports, such as the oil and gas industry.

It is not possible to predict the duration or extent of longer-term consequences of this conflict, which could include further sanctions, retaliatory measures taken by Russia, embargoes, regional instability, geopolitical shifts and adverse effects on macroeconomic conditions, security conditions, currency exchange rates, and financial markets around the globe. Any of the foregoing consequences, including those we cannot yet predict, may negatively impact the Fund’s performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to Russian issuers or issuers in other countries impacted by the invasion. In general terms, the overall negative impact to the Fund will depend on the extent to which the Fund is prohibited from selling or otherwise transacting in their investments at any given time and whether a fair market valuation can be readily obtained, particularly for any Russian currency-denominated investments and investments in US dollar-denominated American Depositary Receipts representing securities of Russian issuers.

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Restricted and Illiquid Securities. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. An illiquid investment is a security or other investment that cannot be disposed of within seven days in the ordinary course of business at approximately the value at which the Fund has valued the investment. Unregistered securities often can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. The Fund may be unable to sell illiquid investments when it desires to do so, resulting in the Fund obtaining a lower price or being required to retain the investment. Illiquid investments generally must be valued at fair value, which is inherently less precise than utilizing market values for liquid investments, and may lead to differences between the price a security is valued for determining the Fund’s net asset value and the price the Fund actually receives upon sale.

Special Risks Related to Investment in Derivatives. The Fund may participate in certain derivative transactions, as described herein. Such transactions entail certain execution, market, liquidity, counterparty, correlation, volatility, hedging and tax risks. Participation in derivatives transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Investment Adviser’s prediction of movements in the direction of the securities or other referenced instruments or markets is inaccurate, the consequences to the Fund may leave the Fund in a worse position than if it had not used such strategies. Risks inherent in the use of derivative transactions include:

●	dependence on the Investment Adviser’s ability to predict correctly movements in the direction of the relevant measure;

●	imperfect correlation between the price of the derivative instrument and movements in the prices of the referenced assets;

●	the fact that skills needed to use these strategies are different from those needed to select portfolio securities;

●	the possible absence of a liquid secondary market for any particular instrument at any time;

●	the possible need to defer closing out certain hedged positions to avoid adverse tax consequences;

●	the possible inability of the Fund to purchase or sell a security or instrument at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a security or instrument at a disadvantageous time due to a need for the Fund to remain in compliance with the 1940 Act restrictions regarding derivatives transactions; and

●	the creditworthiness of counterparties.

Certain derivatives may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in

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the ability of the Fund to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) less trading volume. Exchanges on which derivatives are traded may impose limits on the positions that the Fund may take in certain circumstances.

Many over-the-counter (“OTC”) derivatives are valued on the basis of dealers’ pricing of these instruments. However, the price at which dealers value a particular derivative and the price which the same dealers would actually be willing to pay for such derivative should the Fund wish or be forced to sell such position may be materially different. Such differences can result in an overstatement of the Fund’s net asset value and may materially adversely affect the Fund in situations in which the Fund is required to sell derivative instruments.

Derivatives may give rise to a form of leverage and may expose the Fund to greater risk and increase its costs. Future CFTC or SEC rulemakings could potentially further limit or completely restrict the Fund’s ability to use these instruments as a part of the Fund’s investment strategy, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments or affect the pricing or other factors relating to these instruments, or may change the availability of certain investments. New regulation may make derivatives more costly, may limit the availability of derivatives, or may otherwise adversely affect the value or performance of derivatives.

Derivatives Regulation Risk. The Dodd-Frank Act has made broad changes to the derivatives market, granted significant new authority to the CFTC and the SEC to regulate derivatives (swaps and security-based swaps) and participants in these markets. The Dodd-Frank Act is intended to regulate the derivatives market by requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. The CFTC has implemented mandatory clearing and exchange-trading of certain derivatives contracts including many standardized interest rate swaps and credit default index swaps. The CFTC continues to approve contracts for central clearing. Exchange-trading and central clearing are expected to reduce counterparty credit risk by substituting the clearinghouse as the counterparty to a swap and increase liquidity, but exchange-trading and central clearing do not make swap transactions risk-free. Uncleared swaps, such as non-deliverable foreign currency forwards, are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts. This requirement may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. Certain rules require centralized reporting of detailed information about many types of cleared and uncleared swaps. Reporting of swap data may result in greater market transparency, but may subject the Fund to additional administrative burdens, and the safeguards established to protect trader anonymity may not function as expected.

Short Sales Risk. Short-selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid

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securities). Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Short selling necessarily involves certain additional risks. However, if the short seller does not own the securities sold short (an uncovered short sale), the borrowed securities must be replaced by securities purchased at market prices in order to close out the short position, and any appreciation in the price of the borrowed securities would result in a loss. Uncovered short sales expose the Fund to the risk of uncapped losses until a position can be closed out due to the lack of an upper limit on the price to which a security may rise. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. There is the risk that the securities borrowed by the Fund in connection with a short-sale must be returned to the securities lender on short notice. If a request for return of borrowed securities occurs at a time when other short-sellers of the security are receiving similar requests, a “short squeeze” can occur, and the Fund may be compelled to replace borrowed securities previously sold short with purchases on the open market at the most disadvantageous time, possibly at prices significantly in excess of the proceeds received at the time the securities were originally sold short.

In September 2008, in response to spreading turmoil in the financial markets, the SEC temporarily banned short selling in the stocks of numerous financial services companies, and also promulgated new disclosure requirements with respect to short positions held by investment managers. The SEC’s temporary ban on short selling of such stocks has since expired, but should similar restrictions and/or additional disclosure requirements be promulgated, especially if market turmoil occurs, the Fund may be forced to cover short positions more quickly than otherwise intended and may suffer losses as a result. Such restrictions may also adversely affect the ability of the Fund to execute its investment strategies generally. Similar emergency orders were also instituted in non-U.S. markets in response to increased volatility. The Fund’s ability to engage in short sales is also restricted by various regulatory requirements relating to short sales.

Industry Risk. The Fund may invest up to 25% of its total assets in securities of a single industry. Should the Fund choose to do so, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, which, depending on the particular industry, may include, among others: governmental regulation; inflation; cost increases in raw materials, fuel and other operating expenses; technological innovations that may render existing products and equipment obsolete; and increasing interest rates resulting in high interest costs on borrowings needed for capital investment, including costs associated with compliance with environmental and other regulations. In such circumstances, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of industries.

Food and Beverage Sector Risk. The Fund has in the past focused, and may in the future focus, its investments in securities issued by companies in the food and beverage sector. The food and beverage sector is highly competitive and can be significantly affected by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, adverse changes in general economic conditions, evolving consumer preferences, nutritional and health-related concerns, federal, state and local food inspection and processing controls, consumer product liability claims, consumer boycotts, risks of product tampering, and the availability and expense of liability insurance. Product recalls require companies in the food and beverage sector to withdraw contaminated or mislabeled products from the market. In addition, there are risks pertaining to raw materials and the suppliers of such raw materials that include changing market prices.

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The prices for raw materials fluctuate in response to a number of factors, including, but not limited to, changes in the U.S. Government farm support programs, changes in international agricultural and trading policies, weather and other conditions during the growing and harvesting seasons.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares. As of December 31, 2023, the amount of leverage represented approximately 12% of the Fund’s net assets. The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for any preferred shares or debt outstanding. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of notes or preferred shares will result in a higher yield or return to the holders of the common shares. Also, to the extent the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

For more information regarding the risks of a leverage capital structure to holders of the Fund’s common shares, see “Risk Factors and Special Considerations—Special Risks to Holder of Common Shares—Leverage Risk.”

Market Discount Risk. The Fund is a diversified, closed-end management investment company. Whether investors will realize gains or losses upon the sale of additional securities of the Fund will depend upon the market price of the securities at the time of sale, which may be less or more than the Fund’s net asset value per share or the liquidation value of any Fund preferred shares issued. Since the market price of any additional securities the Fund may issue will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of such securities in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether any such securities will trade at, below or above net asset value or at, below or above their public offering price or at, below or above their liquidation value, as applicable. For example, common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their securities of the Fund soon after the completion of a public offering for such securities. The risk of a market price discount from net asset value is separate and in addition to the risk that net asset value itself may decline. The Fund’s securities are designed primarily for long term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Long Term Objective; Not a Complete Investment Program. The Fund is intended for investors seeking long term growth of capital. The Fund is not meant to provide a vehicle for those who wish to play short term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program.

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Each shareholder should take into account the Fund’s investment objectives as well as the shareholder’s other investments when considering an investment in the Fund.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Decision Making Authority Risk. Investors have no authority to make decisions or to exercise business discretion on behalf of the Fund, except as set forth in the Fund’s governing documents. The authority for all such decisions is generally delegated to the Board, who in turn, has delegated the day-to-day management of the Fund’s investment activities to the Investment Adviser, subject to oversight by the Board.

Dependence on Key Personnel. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Disruption and Geopolitical Risk. General economic and market conditions, such as interest rates, availability of credit, inflation rates, economic uncertainty, supply chain disruptions, labor shortages, energy and other resource shortages, changes in laws, trade barriers, currency exchange controls and national and international political circumstances (including governmental responses to public health crises or the spread of infectious diseases), may have long-term negative effects on the U.S. and worldwide financial markets and economy. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Company, including by making valuation of some of the Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economy, the financial condition of financial institutions and the Fund’s business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, the Fund could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, and catastrophic events such as fires, floods, earthquakes, tornadoes, hurricanes and global health epidemics, terrorist attacks in the U.S. and around the world, social and political discord, debt crises sovereign debt downgrades, increasingly

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strained relations between the U.S. and a number of foreign countries, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, government shutdowns, among others, may result in market volatility, may have long-term effects on the U.S. and worldwide financial markets, and may cause further economic uncertainties in the U.S. and worldwide.

In particular, the consequences of the Russian military invasion of Ukraine, the impact on inflation and increased disruption to supply chains and energy resources may impact the Fund’s portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset values. In response to the conflict between Russia and Ukraine, the U.S. and other countries have imposed sanctions or other restrictive actions against Russia, Russian-backed separatist regions in Ukraine, and certain banks, companies, government officials and other individuals in Russia and Belarus. Any of the above factors, including sanctions, export controls, tariffs, trade wars and other governmental actions, could have a material adverse effect on the Fund. The Fund has no way to predict the duration or outcome of the situation, as the conflict and government reactions are rapidly developing and beyond the Fund’s control. Prolonged unrest, military activities, or broad-based sanctions could have a material adverse effect on companies in which the Fund invests. Such consequences also may increase such companies’ funding costs or limit their access to the capital markets.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the Fund.

Periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

Economic Events and Market Risk. Periods of market volatility remain, and may continue to occur in the future, in response to various political, social and economic events both within and outside of the United States. These conditions have resulted in, and in many cases continue to result in, greater price volatility, less liquidity, widening credit spreads and a lack of price transparency, with many securities remaining illiquid and of uncertain value. Such market conditions may adversely affect the Fund, including by making valuation of some of the

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Fund’s securities uncertain and/or result in sudden and significant valuation increases or declines in the Fund’s holdings. If there is a significant decline in the value of the Fund’s portfolio, this may impact the asset coverage levels for the Fund’s outstanding leverage.

Risks resulting from any future debt or other economic crisis could also have a detrimental impact on the global economic recovery, the financial condition of financial institutions and our business, financial condition and results of operation. Market and economic disruptions have affected, and may in the future affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. To the extent uncertainty regarding the U.S. or global economy negatively impacts consumer confidence and consumer credit factors, our business, financial condition and results of operations could be significantly and adversely affected. Downgrades to the credit ratings of major banks could result in increased borrowing costs for such banks and negatively affect the broader economy. Moreover, Federal Reserve policy, including with respect to certain interest rates, may also adversely affect the value, volatility and liquidity of dividend- and interest-paying securities. Market volatility, rising interest rates and/or a return to unfavorable economic conditions could impair the Fund’s ability to achieve its investment objectives.

Regulation and Government Intervention Risk. Changes enacted by the current presidential administration could significantly impact the regulation of financial markets in the U.S. Areas subject to potential change, amendment or repeal include trade and foreign policy, corporate tax rates, energy and infrastructure policies, the environment and sustainability, criminal and social justice initiatives, immigration, healthcare and the oversight of certain federal financial regulatory agencies and the Federal Reserve. Certain of these changes can, and have, been effectuated through executive order. For example, the current administration has taken steps to rejoin the Paris climate accord of 2015 and incentivize certain clean energy technologies, cancel the Keystone XL pipeline, provide military support to Ukraine and change immigration enforcement priorities. Other potential changes that could be pursued by the current presidential administration could include an increase in the corporate income tax rate; changes to regulatory enforcement priorities; and spending on clean energy and infrastructure. It is not possible to predict which, if any, of these actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the U.S. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and the Fund’s ability to achieve its investment objectives.

Additional risks arising from the differences in expressed policy preferences among the various constituencies in the branches of the U.S. government has led in the past, and may lead in the future, to short-term or prolonged policy impasses, which could, and has, resulted in shutdowns of the U.S. federal government. U.S. federal government shutdowns, especially prolonged shutdowns, could have a significant adverse impact on the economy in general and could impair the ability of issuers to raise capital in the securities markets. Any of these effects could have a material adverse effect on the Fund’s net asset value.

In addition, the rules dealing with the U.S. federal income taxation are constantly under review by persons involved in the legislative process and by the IRS and the U.S. Treasury Department. The Tax Cuts and Jobs Act made substantial changes to the Code. Among those changes were a significant permanent reduction in the generally applicable corporate tax rate, changes in the taxation of individuals and other non-corporate taxpayers that generally but not universally reduce their taxes on a temporary basis subject to “sunset” provisions, the

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elimination or modification of various previously allowed deductions (including substantial limitations on the deductibility of interest and, in the case of individuals, the deduction for personal state and local taxes), certain additional limitations on the deduction of net operating losses, certain preferential rates of taxation on certain dividends and certain business income derived by non-corporate taxpayers in comparison to other ordinary income recognized by such taxpayers, and significant changes to the international tax rules. In addition, the Biden administration signed into law the Inflation Reduction Act, which modifies key aspects of the Code, including by creating an alternative minimum tax on certain corporations and an excise tax on stock repurchases by certain corporations. The effect of these and other changes is uncertain, both in terms of the direct effect on the taxation of an investment in the Fund’s shares and their indirect effect on the value of the Fund’s assets, Fund shares or market conditions generally.

In addition, the U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the closed-end fund industry in general. The SEC’s final rules and amendments that modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund.

The Fund may be affected by governmental action in ways that are not foreseeable, and there is a possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

The Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The Fund’s investments may pay interest at floating rates based on LIBOR or may be subject to interest caps or floors based on LIBOR. The Fund may also obtain financing at floating rates based on LIBOR. Derivative instruments utilized by the Fund may also reference LIBOR.

In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. LIBOR can no longer be used to calculate new deals as of December 31, 2021. Since December 31, 2021, all sterling, euro, Swiss franc and Japanese yen LIBOR settings and the 1-week and 2-month U.S. dollar LIBOR settings have ceased to be published or are no longer representative. Overnight and 12-month US dollar LIBOR settings permanently ceased as of June 30, 2023. 1-, 3-, and 6-month U.S. dollar LIBOR settings will continue to be published using a synthetic methodology until September 2024. Various financial industry groups have begun planning for the transition away from LIBOR, but there are challenges to converting certain securities and transactions to a new reference rate. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

As an alternative to LIBOR, the Financial Reporting Council, in conjunction with the Alternative Reference Rates Committee, a steering committee comprised of large U.S. financial institutions recommended replacing U.S. dollar LIBOR with the Secured Overnight Financing Rate (“SOFR”), a new index calculated by reference to short-term repurchase agreements, backed by Treasury securities. Abandonment of, or modifications to, LIBOR could have adverse impacts on newly issued financial instruments and any of our existing financial instruments which reference LIBOR. Given the inherent differences between LIBOR and SOFR, or any other alternative benchmark rate that may be established, there are many uncertainties regarding a transition from LIBOR, including, but not limited to, the need to amend all contracts with LIBOR as the referenced rate and how this

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will impact the cost of variable rate debt and certain derivative financial instruments. In addition, SOFR or other replacement rates may fail to gain market acceptance. Any failure of SOFR or alternative reference rates to gain market acceptance could adversely affect the return on, value of and market for securities linked to such rates.

Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. The transition process might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of, new hedges placed against, instruments whose terms currently include LIBOR. While some existing LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, there may be significant uncertainty regarding the effectiveness of any such alternative methodologies to replicate LIBOR. Not all existing LIBOR-based instruments may have alternative rate-setting provisions and there remains uncertainty regarding the willingness and ability of issuers to add alternative rate-setting provisions in certain existing instruments. Moreover, these alternative rate-setting provisions may not be designed for regular use in an environment where LIBOR ceases to be published, and may be an ineffective fallback following the discontinuation of LIBOR.

On March 15, 2022, President Biden signed into law the Consolidated Appropriations Act of 2022, which among other things, provides for the use of interest rates based on SOFR in certain contracts currently based on LIBOR and a safe harbor from liability for utilizing SOFR-based interest rates as a replacement for LIBOR. The elimination of LIBOR could have an adverse impact on the market value of and/or transferability of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations.

Deflation Risk. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and their revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Legislation Risk. At any time after the date of this Annual Report, legislation may be enacted that could negatively affect the assets of the Fund. Legislation or regulation may change the way in which the Fund itself is regulated. The Investment Adviser cannot predict the effects of any new governmental regulation that may be implemented and there can be no assurance that any new governmental regulation will not adversely affect the Fund’s ability to achieve its investment objective.

Reliance on Service Providers Risk. The Fund must rely upon the performance of service providers to perform certain functions, which may include functions that are integral to the Fund’s operations and financial performance. Failure by any service provider to carry out its obligations to the Fund in accordance with the terms of its appointment, to exercise due care and skill or to perform its obligations to the Fund at all as a result of insolvency, bankruptcy or other causes could have a material adverse effect on the Fund’s performance and returns to shareholders. The termination of the Fund’s relationship with any service provider, or any delay in appointing a replacement for such service provider, could materially disrupt the business of the Fund and could have a material adverse effect on the Fund’s performance and returns to shareholders.

Cyber Security Risk. The Fund and its service providers are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to

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networks or devices that the Fund and its service providers use to service the Fund’s operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Fund and its service providers. Cyber attacks are becoming increasingly common and more sophisticated, and may be perpetrated by computer hackers, cyber-terrorists or others engaged in corporate espionage. Cyber attacks against or security breakdowns of the Fund or its service providers may adversely impact the Fund and its stockholders, potentially resulting in, among other things, financial losses; the inability of Fund stockholders to transact business and the Fund to process transactions; inability to calculate the Fund’s NAV; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Fund may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investment in such issuers to lose value. There have been a number of recent highly publicized cases of companies reporting the unauthorized disclosure of client or customer information, as well as cyberattacks involving the dissemination, theft and destruction of corporate information or other assets, as a result of failure to follow procedures by employees or contractors or as a result of actions by third parties, including actions by terrorist organizations and hostile foreign governments. Although service providers typically have policies and procedures, business continuity plans and/or risk management systems intended to identify and mitigate cyber incidents, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security policies, plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. There can be no assurance that the Fund or its service providers will not suffer losses relating to cyber attacks or other information security breaches in the future.

Because technology is consistently changing, new ways to carry out cyber attacks are always developing. Therefore, there is a chance that some risks have not been identified or prepared for, or that an attack may not be detected, which puts limitations on the Fund’s ability to plan for or respond to a cyber attack. In addition to deliberate cyber attacks, unintentional cyber incidents can occur, such as the inadvertent release of confidential information by the Fund or its service providers. Like other funds and business enterprises, the Fund and its service providers are subject to the risk of cyber incidents occurring from time to time.

Misconduct of Employees and of Service Providers Risk. Misconduct or misrepresentations by employees of the Investment Adviser or the Fund’s service providers could cause significant losses to the Fund. Employee misconduct may include binding the Fund to transactions that exceed authorized limits or present unacceptable risks and unauthorized trading activities, concealing unsuccessful trading activities (which, in any case, may result in unknown and unmanaged risks or losses) or making misrepresentations regarding any of the foregoing. Losses could also result from actions by the Fund’s service providers, including, without limitation, failing to recognize trades and misappropriating assets. In addition, employees and service providers may improperly use or disclose confidential information, which could result in litigation or serious financial harm, including limiting he Fund’s business prospects or future marketing activities. Despite the Investment Adviser’s due diligence efforts, misconduct and intentional misrepresentations may be undetected or not fully comprehended, thereby potentially undermining the Investment Adviser’s due diligence efforts. As a result, no assurances can be given that the due diligence performed by the Investment Adviser will identify or prevent any such misconduct.

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Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions), and are at all times collateralized in accordance with applicable regulatory requirements. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale.

Legal, Tax and Regulatory Risk. Legal, tax and regulatory changes could occur that may have material adverse effects on the Fund or its shareholders. For example, the regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and such changes in the regulation or taxation of derivative instruments may have material adverse effects on the value of derivative instruments held by the Fund and the ability of the Fund to pursue its investment strategies. Similarly, the Biden administration has indicated that it intends to modify key aspects of the Code, including by increasing corporate and individual tax rates. Changes to the U.S. federal tax laws and interpretations thereof could adversely affect an investment in the Fund.

We cannot assure you what percentage of the distributions paid on the Fund’s shares, if any, will consist of tax-advantaged qualified dividend income or long term capital gains or what the tax rates on various types of income will be in future years.

To qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things, meet certain asset diversification tests, derive in each taxable year at least 90% of its gross income from certain prescribed sources and distribute for each taxable year at least 90% of its “investment company taxable income.” Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. While the Fund presently intends to purchase or redeem notes or preferred shares, if any, to the extent necessary in order to maintain compliance with such asset coverage requirements, there can be no assurance that such actions can be effected in time to meet the Code requirements. If for any taxable year the Fund does not qualify as a RIC, all of its taxable income for that year (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions would be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. The resulting corporate taxes would materially reduce the Fund’s net assets and the amount of cash available for distribution to shareholders. For a more complete discussion of these and other U.S. federal income tax considerations.

Investment Dilution Risk. The Fund’s investors do not have preemptive rights to any shares the Fund may issue in the future. The Fund’s Declaration of Trust authorizes it to issue an unlimited number of shares. The Board may make certain amendments to the Declaration of Trust. After an investor purchases shares, the Fund may sell additional shares or other classes of shares in the future or issue equity interests in private offerings. To the extent the Fund issues additional equity interests after an investor purchases its shares, such investor’s percentage ownership interest in the Fund will be diluted.

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1940 Act Regulation. The Fund is a registered closed-end investment company and as such is subject to regulations under the 1940 Act. Generally speaking, any contract or provision thereof that is made in violation, or where performance involves a violation, of the 1940 Act or any rule or regulation thereunder is unenforceable by either party unless a court finds otherwise.

Anti-Takeover Provisions. The Agreement and Declaration of Trust and By-Laws of the Fund include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risks to Holders of Fixed Rate Preferred Shares

Illiquidity Prior to Exchange Listing. Prior to an offering, there will be no public market for any series of fixed rate preferred shares. In the event any additional series of fixed rate preferred shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE. However, during an initial period, which is not expected to exceed 30 days after the date of initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation. Fixed rate preferred shares may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates, perceived credit quality and other factors.

Special Risks to Holders of Notes and Preferred Shares

Common Share Repurchases. Repurchases of common shares by the Fund may reduce the net asset coverage of the notes and preferred shares, which could adversely affect their liquidity or market prices.

Common Share Distribution Policy. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount at least equal to its distributions for a given year, the Fund expects that it would return capital as part of its distribution. This would decrease the asset coverage per share with respect to the Fund’s notes or preferred shares, which could adversely affect their liquidity or market prices.

During the fiscal year ended December 31, 2023, the Fund made distributions of $0.64 per common share, $0.22 of which was comprised of return of capital. The composition of each distribution is estimated based on earnings as of the record date for the distribution. The actual composition of each distribution may change based on the Fund’s investment activity through the end of the calendar year.

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Credit Quality Ratings. The Fund may obtain credit quality ratings for its preferred shares or notes, if desired; however, it is not required to do so and may issue preferred shares or notes without any rating. If rated, the Fund does not impose any minimum rating necessary to issue such preferred shares or notes. The Fund’s portfolio must satisfy over-collateralization tests established by the relevant rating agencies in order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, if desired. These tests are more difficult to satisfy to the extent the Fund’s portfolio securities are of lower credit quality, longer maturity or not diversified by issuer and industry.

These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. With respect to ratings (if any) of the notes or preferred shares, a rating by a ratings agency does not eliminate or necessarily mitigate the risks of investing in our preferred shares or notes, and a rating may not fully or accurately reflect all of the securities’ credit risks. A rating does not address the liquidity or any other market risks of the securities being rated. A rating agency could downgrade the rating of our notes or preferred shares, which may make such securities less liquid in the secondary market. If a rating agency downgrades the rating assigned to our preferred shares or notes, we may alter our portfolio or redeem all or a portion of the preferred shares or notes that are then redeemable under certain circumstances.

Special Risks of Notes to Holders of Preferred Shares

As provided in the 1940 Act, and subject to compliance with the Fund’s investment limitations, the Fund may issue notes. In the event the Fund were to issue such securities, the Fund’s obligations to pay dividends or make distributions and, upon liquidation of the Fund, liquidation payments in respect of its preferred shares would be subordinate to the Fund’s obligations to make any principal and interest payments due and owing with respect to its outstanding notes. Accordingly, the Fund’s issuance of notes would have the effect of creating special risks for the Fund’s preferred shareholders that would not be present in a capital structure that did not include such securities.

Special Risks to Holders of Common Shares

Dilution Risk. If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription

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rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the subscription rights will be exercised.

Leverage Risk. The Fund currently uses financial leverage for investment purposes by issuing preferred shares and is also permitted to use other types of financial leverage, such as through the issuance of debt securities or additional preferred shares and borrowing from financial institutions. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue additional senior securities (which may be stock, such as preferred shares, and/or securities representing debt) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares and debt outstanding. As of December, 2023 the amount of leverage represented approximately 12% of the Fund’s net assets.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The Fund’s use of leverage may require it to sell portfolio investments at inopportune times in order to raise cash to redeem preferred shares or otherwise de-leverage so as to maintain required asset coverage amounts or comply with the mandatory redemption terms of any outstanding preferred shares. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund employs leverage in its investment operations, the Fund is subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares or notes will result in a higher yield or return to the holders of the common shares. Also, since the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a RIC under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the borrowings, notes or preferred shares, or of losing its ratings on its notes or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution or interest requirements on the preferred shares, or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares or notes.

Preferred Share and Note Risk. The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee rate exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had

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not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders and do not reduce the principal due to noteholders on maturity or the liquidation preference to which preferred shareholders are entitled. The Prospectus Supplement relating to any sale of preferred shares will set forth dividend rate on such preferred shares.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares and notes may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after the issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) and exceeds 200% of the amount of preferred shares and debt outstanding (i.e., for every dollar in liquidation preference of preferred stock outstanding, the Fund is required to have two dollars of assets), which is referred to as the “asset coverage” required by the 1940 Act. In the event the Fund fails to maintain an asset coverage of 100% for any notes outstanding for certain periods of time, the 1940 Act requires that either an event of default be declared or that the holders of such notes have the right to elect a majority of the Fund’s Trustees until asset coverage recovers to 110%. In addition, holders of preferred shares, voting separately as a single class, have the right (subject to the rights of noteholders) to elect two members of the Board at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. Further, interest on notes will be payable when due as described in a Prospectus Supplement and if the Fund does not pay interest when due, it will trigger an event of default and the Fund expects to be restricted from declaring dividends and making other distributions with respect to common shares and preferred shares. Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to the Fund. The 1940 Act also generally restricts the Fund from declaring distributions on, or repurchasing, common or preferred shares unless notes have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares). The Fund’s common shares are structurally subordinated as to income and residual value to any preferred shares or notes in the Fund’s capital structure, in terms of priority to income and payment in liquidation.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a RIC for U.S. federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the

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Fund to distribute its income as required to maintain its qualification as a RIC under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility. In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

Impact on Common Shares. Assuming that leverage will (1) be equal in amount to approximately 12% of the Fund’s total net assets (the Fund’s outstanding financial leverage as of December 31, 2023), and (2) charge interest or involve dividend payments at a projected blended annual average leverage dividend or interest rate of 5.20%, then the total return generated by the Fund’s portfolio (net of estimated expenses) must exceed approximately 0.64% of the Fund’s total net assets in order to cover such interest or dividend payments and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual dividend rates, interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above. The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects leverage representing 12% of the Fund’s net assets (the Fund’s outstanding financial leverage as of December 31, 2023), the Fund’s current projected blended annual average leverage dividend or interest rate of 5.20% (the average dividend rate on the Fund’s outstanding financial leverage as of December 31, 2023), a base management fee at an annual rate of 1.00% and estimated annual incremental expenses attributable to any outstanding preferred shares of approximately 0.01% of the Fund’s net assets attributable to common shares. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund.

Assumed Return on Portfolio (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Common Shareholder	(12.23)%	(6.54)%	(0.82)%	4.83%	10.52%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the

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Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Market Discount Risk. As described above in “—General Risks—Market Discount Risk,” common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of a public offering. The common shares of the Fund are designed primarily for long-term investors and investors in the shares should not view the Fund as a vehicle for trading purposes.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchasable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Additional Investment Policies

Options. The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the OTC market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 10% of the fair market value of the Fund’s total assets.

A call option is a contract that gives the holder of the option the right to buy from the writer of the call option, in return for a premium, the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period.

A put option is a contract that gives the holder of the option the right, in return for a premium, to sell to the seller the underlying security at a specified price. The seller of the put option has the obligation to buy the underlying security upon exercise at the exercise price.

A call option is “covered” if the Fund owns the underlying instrument covered by the call or has an absolute and immediate right to acquire that instrument without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other instruments held in its portfolio. A call option is also covered if the Fund holds a call on the same instrument as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. government securities or other high-grade short-term obligations in a segregated account with its custodian. A put option is “covered” if the Fund maintains cash or other high-grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same instrument as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

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If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund realizes a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund realizes a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund generally purchases or writes only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options. If the Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or otherwise covers the position.

Options on Securities Indices. The Fund may purchase and sell securities index options. One effect of such transactions may be to hedge all or part of the Fund’s securities holdings against a general decline in the securities market or a segment of the securities market. Options on securities indices are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

The Fund’s successful use of options on indices depends upon its ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the index and the price of the securities being hedged against is imperfect and the risk from imperfect correlation increases as the composition of the Fund diverges from the composition of the relevant index. Accordingly, a decrease in the value of the securities being hedged against may not be wholly offset by a gain on the exercise or sale of a securities index put option held by the Fund.

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Options on Foreign Currencies. Instead of purchasing or selling currency futures (as described below), the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies or by writing put options or call options on currencies either on exchanges or in OTC markets. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both types of options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. The Fund’s use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

As in the case of interest rate futures contracts and options thereon, described below, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-à-vis the U.S. dollar) historically have a high degree of positive correlation.

Futures Contracts and Options on Futures. The Fund may, without limit, enter into futures contracts or options on futures contracts. It is anticipated that these investments, if any, will be made by the Fund primarily for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Such investments will only be made if they are economically appropriate to the reduction of risks involved in the management of the Fund. In this regard, the Fund may enter into futures contracts or options on futures for the purchase or sale of securities indices or other financial instruments including but not limited to U.S. government securities.

A “sale” of a futures contract (or a “short” futures position) means the assumption of a contractual obligation to deliver the securities underlying the contract at a specified price at a specified future time. A “purchase” of a futures contract (or a “long” futures position) means the assumption of a contractual obligation to acquire the securities underlying the contract at a specified price at a specified future time. Certain futures contracts, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures contracts.

No consideration will be paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the exchange or board of trade on which the contract is traded and brokers or members of such board of trade may charge a higher amount). This amount is known as the “initial margin” and is in the nature of a performance bond or good faith deposit on the contract. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index or security underlying the futures contract fluctuates. At any time prior to the expiration of the futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate its existing position in the contract.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration of the option. Upon

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exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account attributable to that contract, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option purchased is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net assets of the Fund.

Futures and options on futures entail certain risks, including but not limited to the following: no assurance that futures contracts or options on futures can be offset at favorable prices; possible reduction of the yield of the Fund due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contracts and the securities being hedged; and losses from investing in futures transactions that are potentially unlimited.

Interest Rate Futures Contracts and Options Thereon. The Fund may purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund’s portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund’s portfolio securities. If interest rates increase, the value of the Fund’s portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make its intended purchase of the debt securities in the cash market and liquidate its futures position.

The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

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The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund’s portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities that are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of debt securities that the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund’s losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

Currency Futures and Options Thereon. Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to “lock in” the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus, if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to “lock in” the price in U.S. dollars of the securities it intends to acquire.

The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the Investment Adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the Fund did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund’s profits on its underlying securities transactions.

Securities Index Futures Contracts and Options Thereon. Purchases or sales of securities index futures contracts are used for hedging purposes to attempt to protect the Fund’s current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell securities index futures contracts

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in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund’s securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase securities index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in securities index futures contracts will be closed out. The Fund may write put and call options on securities index futures contracts for hedging purposes.

Traditional Preferred Securities. Traditional preferred securities generally pay fixed or adjustable rate dividends to investors and generally have a “preference” over common stock in the payment of dividends and the liquidation of a company’s assets. This means that a company must pay dividends on preferred stock before paying any dividends on its common stock. In order to be payable, distributions on such preferred securities must be declared by the issuer’s board of directors. Income payments on typical preferred securities currently outstanding are cumulative, causing dividends and distributions to accumulate even if not declared by the board of directors or otherwise made payable. In such a case all accumulated dividends must be paid before any dividend on the common stock can be paid. However, some traditional preferred stocks are non-cumulative, in which case dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on the preferred securities in which the Fund invests will be declared or otherwise made payable.

Preferred shareholders usually have no right to vote for corporate directors or on other matters. Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market value of preferred securities may be affected by favorable and unfavorable changes impacting companies in which the Fund invests and by actual and anticipated changes in tax laws, such as changes in corporate income tax rates or the “Dividends Received Deduction.” Because the claim on an issuer’s earnings represented by preferred securities may become onerous when interest rates fall below the rate payable on such securities, the issuer may redeem the securities. Thus, in declining interest rate environments in particular, the Fund’s holdings, if any, of higher rate-paying fixed rate preferred securities may be reduced and the Fund may be unable to acquire securities of comparable credit quality paying comparable rates with the redemption proceeds.

Trust Preferred Securities. The Fund may invest in trust preferred securities. Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates.

Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an

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event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors. Trust preferred securities have many of the key characteristics of equity due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Trust preferred securities include but are not limited to trust originated preferred securities (“TOPRS®”); monthly income preferred securities (“MIPS®”); quarterly income bond securities (“QUIBS®”); quarterly income debt securities (“QUIDS®”); quarterly income preferred securities (“QUIPSSM”); corporate trust securities (“CORTS®”); public income notes (“PINES®”); and other trust preferred securities.

Trust preferred securities are typically issued with a final maturity date, although some are perpetual in nature. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default. No redemption can typically take place unless all cumulative payment obligations have been met, although issuers may be able to engage in open-market repurchases without regard to whether all payments have been paid.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities), which enables the operating company to deduct for tax purposes the interest paid on the debt held by the trust or special purpose entity. The trust or special purpose entity is generally required to be treated as transparent for Federal income tax purposes such that the holders of the trust preferred securities are treated as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for Federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would have priority with respect to the operating company’s earnings and profits over the operating company’s common shareholders, but would typically be subordinated to other classes of the operating company’s debt. Typically a preferred share has a rating that is slightly below that of its corresponding operating company’s senior debt securities.

Convertible Securities. A convertible security entitles the holder to exchange such security for a fixed number of shares of common stock or other equity security, usually of the same company, at fixed prices within a specified period of time and to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. The fixed income or dividend component of a convertible security is referred to as the security’s “investment value.”

A convertible security’s position in a company’s capital structure depends upon its particular provisions. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of others and are senior to the claims of common stockholders.

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To the degree that the price of a convertible security rises above its investment value because of a rise in price of the underlying common stock, the value of such security is influenced more by price fluctuations of the underlying common stock and less by its investment value. The price of a convertible security that is supported principally by its conversion value will rise along with any increase in the price of the common stock, and such price generally will decline along with any decline in the price of the common stock except that the security will receive additional support as its price approaches investment value. A convertible security purchased or held at a time when its price is influenced by its conversion value will produce a lower yield than nonconvertible senior securities with comparable investment values. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s investment objective.

Many convertible securities in which the Fund will invest have call provisions entitling the issuer to redeem the security at a specified time and at a specified price. This is one of the features of a convertible security which affects valuation. Calls may vary from absolute calls to provisional calls. Convertible securities with superior call protection usually trade at a higher premium. If long term interest rates decline, the interest rates of new convertible securities will also decline. Therefore, in a falling interest rate environment, companies may be expected to call convertible securities with high coupons and the Fund would have to invest the proceeds from such called issues in securities with lower coupons. Thus, convertible securities with superior call protection will permit the Fund to maintain a higher yield than with issues without call protection.

Dilution Risk for Convertible Securities. In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect.

Forward Foreign Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which its securities are or may be denominated. The Fund may enter into such contracts on a spot (i.e., cash) basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. Forward currency contracts (i) are traded in a market conducted directly between currency traders (typically, commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements and (iii) are typically consummated without payment of any commissions. The Fund, however, may enter into forward currency contracts requiring deposits or involving the payment of commissions.

The dealings of the Fund in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of one forward foreign currency for another currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities or its payment of distributions. Position hedging is the purchase or sale of one forward foreign currency for another currency with respect to portfolio security positions denominated or quoted in the foreign currency to offset the effect of an anticipated substantial appreciation or depreciation, respectively,

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in the value of the currency relative to the U.S. dollar. In this situation, the Fund also may, for example, enter into a forward contract to sell or purchase a different foreign currency for a fixed U.S. dollar amount where it is believed that the U.S. dollar value of the currency to be sold or bought pursuant to the forward contract will fall or rise, as the case may be, whenever there is a decline or increase, respectively, in the U.S. dollar value of the currency in which its portfolio securities are denominated (this practice being referred to as a “cross-hedge”).

In hedging a specific transaction, the Fund may enter into a forward contract with respect to either the currency in which the transaction is denominated or another currency deemed appropriate by the Investment Adviser. The amount the Fund may invest in forward currency contracts is limited to the amount of its aggregate investments in foreign currencies.

The use of forward currency contracts may involve certain risks, including the failure of the counterparty to perform its obligations under the contract, and such use may not serve as a complete hedge because of an imperfect correlation between movements in the prices of the contracts and the prices of the currencies hedged or used for cover. The Fund will only enter into forward currency contracts with parties which the Investment Adviser believes to be creditworthy institutions.

Securities of Investment Companies. To the extent permitted by law, the Fund may invest in investment company securities, including preferred shares and the common equity of such companies. Investments in the common equity of investment companies will cause the Fund to bear a ratable share of any such investment company’s expenses, including management fees. The Fund will also remain obligated to pay management fees to the Investment Adviser with respect to the assets invested in any securities of another investment company. In these circumstances, holders of the Fund’s common shares will be subject to duplicative investment expenses.

Warrants and Rights. The Fund may invest in warrants and rights (including those acquired in units or attached to other securities) which entitle the holder to buy equity securities at a specific price for or at the end of a specific period of time. The Fund will do so only if the underlying equity securities are deemed appropriate by the Investment Adviser for inclusion in the Fund’s portfolio.

Investing in rights and warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and thus can be a riskier investment. The value of a right or warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the Fund whose equity underlies the warrant, a change in the perception as to the future price of the underlying security, or any combination thereof. Rights and warrants generally pay no dividends and confer no voting or other rights other than the right to purchase the underlying security.

Investing in Japan. There are special risks associated with investments in Japan. If the Fund invests in Japan, the value of the Fund’s shares may vary widely in response to political and economic factors affecting companies in Japan. Political, social or economic disruptions in Japan or in other countries in the region may adversely affect the values of Japanese securities and thus the Fund’s holdings. Additionally, since securities in Japan are denominated and quoted in yen, the value of the Fund’s Japanese securities as measured in U.S. dollars may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Japanese securities are also subject to the more general risks associated with foreign securities.

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Investing in Latin America. The economies of Latin American countries have in the past experienced considerable difficulties, including high inflation rates and high interest rates. The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the development of the Latin American economies.

Some Latin American currencies have experienced steady devaluations relative to the U.S. dollar and certain Latin American countries have had to make major adjustments in their currencies from time to time. In addition, governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of the Fund’s shares. As noted, in the past, many Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. For companies that keep accounting records in the local currency, inflation accounting rules in some Latin American countries require, for both tax and accounting purposes, that certain assets and liabilities be restated on the company’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain Latin American companies. Inflation and rapid fluctuations in inflation rates have had, and could, in the future, have very negative effects on the economies and securities markets of certain Latin American countries.

Substantial limitations may exist in certain countries with respect to the Fund’s ability to repatriate investment income, capital or the proceeds of sales of securities. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Certain Latin American countries have entered into regional trade agreements that are designed to, among other things, reduce barriers between countries, increase competition among companies and reduce government subsidies in certain industries. No assurances can be given that these changes will be successful in the long-term, or that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be fully implemented, or will be partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence. Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including sharp appreciation or depreciation of participants’ national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Latin American markets, an undermining of Latin American economic stability, the collapse or slowdown of the drive towards Latin American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements. Such developments could have an adverse impact on the Fund’s investments in Latin America generally or in specific countries participating in such trade agreements.

Other Latin American market risks include foreign exchange controls, difficulties in pricing securities, defaults on sovereign debt, difficulties in enforcing favorable legal judgments in local courts and political and social

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instability. Legal remedies available to investors in certain Latin American countries may be less extensive than those available to investors in the United States or other foreign countries.

Investing in Asia-Pacific Countries. In addition to the risks of investing in foreign securities and the risks of investing in emerging markets, the developing market Asia-Pacific countries are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region such as in Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well capitalized than brokers in the United States.

Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a substantial role in regulating and supervising the economy.

Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors.

The rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.

Some developing Asia-Pacific countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities. For example, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company.

Asset-Backed and Mortgage-Backed Securities. The Fund may invest in asset-backed and mortgage-backed securities, although investments in asset- or mortgage-backed securities do not constitute a substantial part of the Fund’s investment portfolio.

Mortgage-backed securities are securities that indirectly represent a participation in, or are secured by and payable from, a pool of mortgage loans secured by real property. Aggregate principal and interest payments received from the pool are used to pay principal and interest on a mortgage-backed security. Mortgage-backed securities may be more volatile than other fixed income securities and are subject to prepayment risk which can result in the Fund failing to recoup all of its investment or achieving lower than expected returns.

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Asset-backed securities are securities, which through the use of trusts and special purpose vehicles, are securitized with various types of assets such as automobile receivables, credit card receivables, home equity loans, leases or royalties in pass-through structures similar to mortgage-backed securities. In general, the collateral supporting asset-backed securities is of shorter maturity than the collateral supporting mortgage loans and is less likely to experience substantial prepayments. However, asset-backed securities are not backed by any governmental agency.

Prepayments of principal generally may be made at any time without penalty on residential mortgages and these prepayments are passed through to holders of one or more of the classes of mortgage-backed securities. Prepayment rates may change rapidly and greatly, thereby affecting yield to maturity, reinvestment risk, and market value of the mortgage backed securities. As a result, the high credit quality of many of these securities may provide little or no protection against loss in market value, and there have been periods during which many mortgage backed securities have experienced substantial losses in market value. The Investment Adviser believes that, under certain circumstances, many of these securities may trade at prices below their inherent value on a risk-adjusted basis and believes that selective purchases by the Fund may provide high yield and total return in relation to risk levels.

Prepayments of principal may be made at any time on the obligations underlying asset- and mortgage-backed securities and are passed on to the holders of the asset- and mortgage-backed securities. As a result, if the Fund purchases such a security at a premium, faster than expected prepayments will reduce and slower than expected prepayments will increase yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase and slower than expected prepayments will reduce yield to maturity.

Sovereign Government and Supranational Debt. The Fund may invest in all types of debt securities of governmental issuers in all countries, including emerging market countries. These sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; or debt securities issued by supranational entities such as the World Bank. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supranational debt involve all the risks described in this Annual Report regarding foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation. In addition, investments in sovereign debt involve special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the

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extent of its foreign reserves. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements. In addition, there is no bankruptcy proceeding with respect to sovereign debt on which a sovereign has defaulted and the Fund may be unable to collect all or any part of its investment in a particular issue. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. These restrictions or controls may at times limit or preclude foreign investment in certain sovereign debt and increase the costs and expenses of the Fund.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times collateralized by cash or cash equivalents, which are maintained at all times in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short term highly liquid obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements, which means that “cash equivalents” accepted as collateral will be limited to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or irrevocable letters of credit issued by a bank (other than a borrower of the Fund’s portfolio securities or any affiliate of such borrower) which qualifies as a custodian bank for an investment company under the 1940 Act. The Fund’s ability to lend portfolio securities may be limited by rating agency guidelines (if any).

A loan may generally be terminated by the borrower on one business day’s notice, or by the Fund at any time thereby requiring the borrower to redeliver the borrowed securities within the normal and customary settlement time for securities transactions. If the borrower fails to deliver the loaned securities within the normal and customary settlement time for securities transactions, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral pledged by the borrower. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities violate the terms of the loan or fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Investment Adviser to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. The Board will oversee the creditworthiness of the contracting parties on an ongoing basis. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counter party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would

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suffer a loss. Moreover, because the Fund will reinvest any cash collateral it receives, as described above, the Fund is subject to the risk that the value of the investments it makes will decline and result in losses to the Fund. These losses, in extreme circumstances such as the 2007-2009 financial crisis, could be substantial and have a significant adverse impact on the Fund and its shareholders.

When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. The Fund will pay reasonable finder’s, administrative and custodial fees in connection with a loan of its securities, and may also pay fees to one or more securities lending agents and/or pay other fees or rebates to borrowers.

Additional Risks Relating to Derivative Investments

Derivatives Transactions Subject to Rule 18f-4. Rule 18f-4 under the 1940 Act governs the Fund’s use of derivative instruments and certain other transactions that create future payment and/or delivery obligations by the Fund. Rule 18f-4 permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits closed-end funds, including the Fund, from (i) issuing or selling any “senior security” representing indebtedness unless, immediately after such issuance or sale, the fund will have asset coverage of at least 300%, and (ii) issuing or selling any “senior security” which is stock unless, immediately after such issuance or sale, the fund will have asset coverage of at least 200%. In connection with the adoption of Rule 18f-4, the SEC eliminated the asset segregation framework arising from prior SEC guidance for covering Derivatives Transactions and certain financial instruments.

Under Rule 18f-4, “Derivatives Transactions” include the following: (i) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (ii) any short sale borrowing; (iii) reverse repurchase agreements and similar financing transactions, if a Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (iv) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), the fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to (i) appoint a Derivatives Risk Manager, (ii) maintain a Derivatives Risk Management Program designed to identify, assess, and reasonably manage the risks associated with Derivatives Transactions; (iii) comply with certain value-at-risk (VaR)-based leverage limits (VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon and at a specified confidence level); and (iv) comply with certain reporting and recordkeeping requirements of the fund’s board of directors.

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Rule 18f-4 provides an exception from the requirements to appoint a Derivatives Risk Manager, adopt a Derivatives Risk Management Program, comply with certain VaR-based leverage limits, and comply with certain Board oversight and reporting requirements if a fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).

Pursuant to Rule 18f-4, if the Fund enters into reverse repurchase agreements or similar financing transactions, the Fund will (i) aggregate the amount of indebtedness associated with all of its reverse repurchase agreements or similar financing transactions with the amount of any other “senior securities” representing indebtedness (e.g., bank borrowings, if applicable) when calculating the Fund’s asset coverage ratio or (ii) treat all such transactions as Derivatives Transactions.

The requirements of Rule 18f-4 may limit the Fund’s ability to engage in Derivatives Transactions as part of its investment strategies. These requirements may also increase the cost of the Fund’s investments and cost of doing business, which could adversely affect the value of the Fund’s investments and/or the performance of the Fund.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund, or that the Fund would be able to recover the full amount of assets deposited on its behalf with the clearing organization in the event of the default by the clearing organization or the Fund’s clearing broker. In addition, cleared derivative transactions benefit from daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Uncleared OTC derivative transactions generally do not benefit from such protections. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where the Fund has concentrated its transactions with a single or small group of counterparties.

Failure of Futures Commission Merchants and Clearing Organizations Risk. The Fund may deposit funds required to margin open positions in the derivative instruments subject to the Commodity Exchange Act (“CEA”) with a clearing broker registered as a “futures commission merchant” (“FCM”). The CEA requires an FCM to segregate all funds received from customers with respect to any orders for the purchase or sale of U.S. domestic futures contracts and cleared swaps from the FCM’s proprietary assets. Similarly, the CEA requires

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each FCM to hold in a separate secure account all funds received from customers with respect to any orders for the purchase or sale of foreign futures contracts and segregate any such funds from the funds received with respect to domestic futures contracts. However, all funds and other property received by a clearing broker from its customers are held by the clearing broker on a commingled basis in an omnibus account and may be invested by the clearing broker in certain instruments permitted under the applicable regulation. There is a risk that assets deposited by the Fund with any swaps or futures clearing broker as margin for futures contracts may, in certain circumstances, be used to satisfy losses of other clients of the Fund’s clearing broker. In addition, the assets of the Fund may not be fully protected in the event of the clearing broker’s bankruptcy, as the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of the clearing broker’s combined domestic customer accounts.

Similarly, the CEA requires a clearing organization approved by the CFTC as a derivatives clearing organization to segregate all funds and other property received from a clearing member’s clients in connection with domestic futures, swaps and options contracts from any funds held at the clearing organization to support the clearing member’s proprietary trading. Nevertheless, with respect to futures and options contracts, a clearing organization may use assets of a non-defaulting customer held in an omnibus account at the clearing organization to satisfy payment obligations of a defaulting customer of the clearing member to the clearing organization. As a result, in the event of a default or the clearing broker’s other clients or the clearing broker’s failure to extend own funds in connection with any such default, the Fund would not be able to recover the full amount of assets deposited by the clearing broker on its behalf with the clearing organization.

Special Risk Considerations Relating to Futures and Options Thereon. The Fund’s ability to establish and close out positions in futures contracts and options thereon will be subject to the development and maintenance of liquid markets. Although the Fund generally purchases or sells only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option thereon which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option thereon and to make variation margin payments until the contract is closed.

Successful use of futures contracts and options thereon and forward contracts by the Fund is subject to the ability of the Investment Adviser to predict correctly movements in the direction of interest and foreign currency rates. If the Investment Adviser’s expectations are not met, the Fund will be in a worse position than if a hedging strategy had not been pursued. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales

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may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions and certain types of swaps) only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. CFTC Rule 4.5, upon which the Fund relies to avoid having its adviser register with the CFTC as a “commodity pool operator,” imposes certain commodity interest trading restrictions on the Fund. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and option premiums and (ii) non-bona fide hedging transactions, provided that the Fund not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. If the Investment Adviser was required to register as a commodity pool operator with respect to the Fund, compliance with additional registration and regulatory requirements would increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

Additional Risks of Foreign Options, Futures Contracts, Options on Futures Contracts and Forward Contracts. Options, futures contracts and options thereon and forward contracts on securities and currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in the foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume.

Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances.

Risks of Currency Transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulation, or exchange restrictions imposed by governments. These forms of governmental action can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could

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also cause hedges it has entered into to be rendered useless, resulting in full currency exposure and incurring transaction costs.

INVESTMENT RESTRICTIONS

The Fund operates under the following restrictions that constitute fundamental policies under the 1940 Act and that, except as otherwise noted, cannot be changed without the affirmative vote of a majority, as defined in the 1940 Act, of the outstanding voting securities (voting together as a single class) of the Fund. If the Fund issues and has outstanding preferred shares, the affirmative vote of the holders of a majority (as defined under the 1940 Act) of the outstanding preferred shares of the Fund voting as a separate class would also be required to change a fundamental policy. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. The Fund may not:

(1) invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry. This restriction does not apply to investments in U.S. government securities;

(2) purchase commodities or commodity contracts if such purchase would result in regulation of the Fund as a commodity pool operator;

(3) purchase or sell real estate, provided the Fund may invest in securities and other instruments secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

(4) make loans of money or other property, except that (i) the Fund may acquire debt obligations of any type (including through extensions of credit), enter into repurchase agreements and lend portfolio assets and (ii) the Fund may lend money or other property to other investment companies advised by the Investment Adviser pursuant to a common lending program to the extent permitted by applicable law;

(5) borrow money, except to the extent permitted by applicable law;

(6) issue senior securities, except to the extent permitted by applicable law; or

(7) underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable law in selling portfolio securities; provided, however, this restriction shall not apply to securities of any investment company organized by the Fund that are to be distributed pro rata as a dividend to its shareholders.

With respect to investment restriction (2), the Fund may only sell commodities or commodity contracts to the extent consistent with maintaining its or the Investment Adviser’s exclusion from “commodity pool operator” status under CFTC Rule 4.5. See “Investment Policies—Additional Risks Relating to Derivative Investments—Limitations on the Purchase and Sale of Futures Contracts and Options on Futures Contracts.”

With respect to investment restriction (5), the 1940 Act permits the Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. The Fund’s total assets include the amounts being borrowed. To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value

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of the Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.”

The investment restriction in (5) above will be interpreted to permit the Fund to (a) engage in in securities lending in accordance with SEC staff guidance and interpretations and (b) settle securities transactions within the ordinary settlement cycle for such transactions.

Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to investment restriction (6), under the 1940 Act, the Fund may issue senior securities (which may be stock, such as preferred shares, and/or securities representing debt, such as notes) only if immediately after such issuance the value of the Fund’s total assets, less certain ordinary course liabilities, exceeds 300% of the amount of the debt outstanding and exceeds 200% of the amount of preferred shares (measured by liquidation value) and debt outstanding, which is referred to as the “asset coverage” required by the 1940 Act. The 1940 Act also generally restricts the Fund from declaring cash distributions on, or repurchasing, common or preferred shares unless outstanding debt securities have an asset coverage of 300% (200% in the case of declaring distributions on preferred shares), or from declaring cash distributions on, or repurchasing, common shares unless preferred shares have an asset coverage of 200% (in each case, after giving effect to such distribution or repurchase).

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MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund are managed under the direction of the Fund’s Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set forth below. The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Global Small and Mid Cap Value Trust at One Corporate Center, Rye, NY 10580-1422.

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INTERESTED TRUSTEES[4]:

Mario J. Gabelli, CFA Chairman and Chief Investment Officer 1942	Since 2013***	31	Chairman, Co-Chief Executive Officer, and Chief Investment Officer– Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies within the Gabelli Fund Complex; Chief Executive Officer of GGCP, Inc.; Executive Chair of Associated Capital Group, Inc.	Director of Morgan Group Holding Co. (holding company) (2001-2019); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications); Director of ICTC Group Inc. (communications) (2013-2018)

Kevin V. Dreyer Trustee 1977	Since 2016**	1	Managing Director and Co-Chief Investment Officer of the Value team of GAMCO Investors, Inc.; Portfolio Manager for Gabelli Funds, LLC and GAMCO Asset Management Inc.	—

Agnes Mullady Trustee 1958	Since 2021*	14	Senior Vice President of GAMCO Investors, Inc. (2008 - 2019); Executive Vice President of Associated Capital Group, Inc. (November 2016 - 2019); President and Chief Operating Officer of the Fund Division of Gabelli Funds, LLC (2010 - 2019); Vice President of Gabelli Funds, LLC (2006 - 2019); Chief Executive Officer of G.distributors, LLC (2011 - 2019); and an officer of all of the Gabelli/Teton Funds (2006 - 2019)	GAMCO Investors, Inc.

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Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Number of Funds in Fund Complex Overseen by Trustee[3]	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee[3]

INDEPENDENT TRUSTEES[5]:

Calgary Avansino Trustee 1975	Since 2021*	5	Chief Executive Officer, Glamcam (2018- 2020)	Trustee, Cate School; Trustee, the E.L. Wiegand Foundation; Member, the Common Sense Media Advisory Council

John Birch[6] Trustee 1950	Since 2018**	10	Partner, The Cardinal Partners Global; Chief Operating Officer of Sentinel Asset Management and Chief Financial Officer and Chief Risk Officer of Sentinel Group Funds (2005-2015)	—

Anthony S. Colavita[6] Trustee 1961	Since 2018*	23	Attorney, Anthony S. Colavita, P.C., Supervisor, Town of Eastchester, NY	—

James P. Conn Trustee 1938	Since 2013***	23	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings Ltd. (1992-1998)	—

Frank J. Fahrenkopf, Jr.[6] Trustee 1939	Since 2013*	11	Co-Chairman of the Commission on Presidential Debates; Former President and Chief Executive Officer of the American Gaming Association (1995-2013); Former Chairman of the Republican National Committee (1983-1989)	Director of First Republic Bank (banking); Director of Eldorado Resorts, Inc. (casino entertainment company)

Salvatore J. Zizza[8] Trustee 1945	Since 2013***	35	President, Zizza & Associates Corp. (private holding company); Chairman of Bergen Cove Realty Inc. (residential real estate)	Director and Chairman of Trans-Lux Corporation (business services); Director and Chairman of Harbor Diversified Inc. (pharmaceuticals) (2009-2018); Retired Chairman of BAM (semiconductor and aerospace manufacturing); Director of Bion Environmental Technologies, Inc.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited) (Continued)

Name, Position(s) Address[1] and Year of Birth	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past Five Years

OFFICERS:

John C. Ball President, Treasurer, Principal Financial & Accounting Officer 1976	Since 2017	Senior Vice President (since 2018) and other positions (2017 - 2018) of GAMCO Investors, Inc.; Chief Executive Officer, G.distributors, LLC since 2020; Officer of registered investment companies within the Gabelli Fund Complex since 2017

Peter Goldstein Secretary & Vice President 1953	Since 2020	General Counsel, GAMCO Investors, Inc. and Chief Legal Officer, Associated Capital Group, Inc. since 2021; General Counsel and Chief Compliance Officer, Buckingham Capital Management, Inc. (2012-2020); Chief Legal Officer and Chief Compliance Officer, The Buckingham Research Group, Inc. (2012-2020)

Richard J. Walz Chief Compliance Officer 1959	Since 2014	Chief Compliance Officer of registered investment companies within the Gabelli Fund Complex since 2013

Daniel Hughes Vice President and Ombudsman 1996	Since 2022	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since December 2021; Analyst, G.research, LLC (2018-2019); Analyst, GAMCO Investors, Inc. (2019-2021)

Bethany A. Uhlein Vice President and Ombudsman 1990	Since 2020	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex since 2017; Senior Vice President (since 2021) of GAMCO Investors, Inc.

Laurissa M. Martire Vice President 1976	Since 2015	Vice President and/or Ombudsman of closed-end funds within the Gabelli Fund Complex; Senior Vice President (since 2019) of GAMCO Investors, Inc.

[1]	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
[2]	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class expires as follows:
*	Term expires at the Fund’s 2024 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
**	Term expires at the Fund’s 2025 Annual Meeting of Shareholders or until their successors are duly elected and qualified.
***	Term expires at the Fund’s 2026 Annual Meeting of Shareholders or until their successors are duly elected and qualified.

Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualified.

[3]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, i.e., public companies, or other investment companies registered under the 1940 Act.
[4]	“Interested person” of the Fund, as defined in the 1940 Act. Messrs. Gabelli, Dreyer and Ms. Mullady are considered “interested persons” because of their affiliation with Gabelli Funds, LLC, which acts as the Fund’s investment adviser.
[5]	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees.
[6]	Mr. Colavita’s father, Anthony J. Colavita, and Mr. Fahrenkopf’s daughter, Leslie. F. Foley, serve as directors of other funds in the Fund

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Unaudited) (Continued)

Complex. Mr. Birch is a director of Gabelli Merger Plus+ Trust Plc and the GAMCO International SICAV, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and, in that event, would be deemed to be under common control with the Fund’s Adviser.
[7]	This Trustee is elected solely by and represents the shareholders of the preferred shares issued by this Fund.
[8]	Mr. Zizza is an independent director of Gabelli International Ltd., which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser. On September 9, 2015, Mr. Zizza entered into a settlement with the SEC to resolve an inquiry relating to an alleged violation regarding the making of false statements or omissions to the accountants of a company concerning a related party transaction. The company in question is not an affiliate of, nor has any connection to, the Fund. Under the terms of the settlement, Mr. Zizza, without admitting or denying the SEC’s findings and allegation, paid $150,000 and agreed to cease and desist committing or causing any future violations of Rule 13b2-2 of the Securities Exchange Act of 1934, as amended. The Board has discussed this matter and has determined that it does not disqualify Mr. Zizza from serving as an Independent Trustee.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

General

The Fund’s Board has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement between the Fund and the Investment Adviser (the “Investment Advisory Agreement”), the Investment Adviser, under the supervision of the Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management, and pays the compensation of Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates. As compensation for its services rendered and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee at an annual rate of 1.00% of the Fund’s average weekly net assets including proceeds attributable to any outstanding preferred shares, with no deduction for liquidation preference of any preferred shares, and the outstanding principal amount of any debt securities the proceeds of which were used for investment purposes. Consequently, if the Fund has preferred shares outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares may be higher than if the Fund does not utilize a leveraged capital structure.

Because the investment advisory fees are based on a percentage of managed assets, which includes assets attributable to the Fund’s use of leverage, the Investment Adviser may have a conflict of interest in the input it provides to the Board regarding whether to use or increase the Fund’s use of leverage. The Board bases its decision, with input from the Investment Adviser, regarding whether and how much leverage to use for the Fund on its assessment of whether such use of leverage is in the best interests of the Fund. The Board seeks to manage the Investment Adviser’s potential conflict of interest by retaining the final decision on these matters and by periodically reviewing the Fund’s performance and use of leverage.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to registered investment companies with combined aggregate net assets of approximately $20.3 billion as of December 31, 2023. The Investment Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly owned subsidiary of GAMCO Investors, Inc. (“GAMI”). Mr. Gabelli owns a majority of the stock of GGCP, Inc. (“GGCP”) which holds a majority of the capital stock and voting power of GAMI. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management Inc., a wholly owned subsidiary of GAMI, acts as investment adviser for individuals, pension trusts, profit sharing trusts, and endowments, and as a sub-adviser to certain third-party investment funds, which include registered investment companies, having assets under management of approximately of $10.7 billion as of December 31, 2023; Teton Advisors, LLC (previously Teton Advisors, Inc.) and its wholly owned investment adviser, Keeley Teton Advisers, LLC, with assets under management of approximately $1.3 billion as of September 30, 2023, acts as investment adviser to The TETON Westwood Funds, the KEELEY Funds, and separately managed accounts; and Gabelli & Company Investment Advisers, Inc. (formerly, Gabelli Securities, Inc.), a wholly owned subsidiary of Associated Capital Group, Inc. (“Associated Capital”), acts as investment adviser for certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $1.6 billion as

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

of December 31, 2023. Teton Advisors, Inc., was spun off by GAMI in March 2009 and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Teton Advisors, LLC, as of December 31, 2023. Effective December 31, 2021, Teton Advisors, Inc. completed a reorganization by transferring its entire business operations and personnel to a new wholly owned subsidiary, Teton Advisors, LLC. Associated Capital was spun off from GAMI on November 30, 2015, and is an affiliate of GAMI by virtue of Mr. Gabelli’s ownership of GGCP, the principal shareholder of Associated Capital.

A discussion regarding the basis for the Fund’s Board approval of the Investment Advisory Agreement with the Investment Adviser is available in the Fund’s semi-annual report for the period ended June 30, 2022.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund who are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund, and indirectly the holders of its common shares, is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other things, underwriting compensation and reimbursements in connection with sales of the Fund’s securities, expenses for legal and the Fund’s independent registered public accounting firm’s services, stock exchange listing fees and expenses, costs of printing proxies, share certificates and shareholder reports, charges of the Fund’s Custodian, any sub-custodian and any transfer agent and distribution disbursing agent, expenses in connection with the Automatic Dividend Reinvestment Plan and the Voluntary Cash Purchase Plan, SEC fees and preparation of filings with the SEC, fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, compensation and other expenses of officers and employees of the Fund (including, but not limited to, the Chief Compliance Officer, Vice President and Ombudsman) as approved by the Fund’s Trustees, fidelity bond coverage for the Fund’s officers and employees, Trustees’ and officers’ errors and omissions insurance coverage, interest, brokerage costs, taxes, expenses of qualifying the Fund’s shares for sale in various states, expenses of personnel performing shareholder servicing functions, rating agency fees, organizational expenses, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

Selection of Securities Brokers

The Investment Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to G.research, LLC (“G.research”), an affiliate of the Investment Adviser, or to other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than G.research that are higher than might be charged by another qualified broker to obtain brokerage and/or research services

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Investment Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Managers

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Non-ResidentTrustee

John Birch, a Trustee of the Fund, resides outside of the United States and all or a significant portion of his assets are located outside the United States. Mr. Birch does not have an authorized agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in U.S. court judgments predicated upon the civil liability provisions of U.S. securities laws. It may also not be possible to enforce against Mr. Birch in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the United States. Further, it is not certain that such courts would enforce, in an original action, liabilities against Mr. Birch predicated solely on U.S. federal securities laws.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Servicing (US) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

services necessary for the Fund’s operations which do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays an annual fee based on the value of the aggregate average daily net assets of all funds under its administration managed by the Investment Adviser, GAMCO and Teton Advisors, LLC as follows: 0.0275%—first $10 billion, 0.0125%—exceeding $10 billion but less than $15 billion, 0.01%—over $15 billion but less than $20 billion and 0.008% over $20 billion. The Sub-Administrator has its principal office at 301 Bellevue Parkway, Wilmington, Delaware, 19809.

NET ASSET VALUE

The net asset value of the Fund’s shares is computed based on the market value of the securities it holds and is determined daily as of the close of the regular trading day on the NYSE. For purposes of determining the Fund’s net asset value per share, portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the mean of the closing bid and asked prices, or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or ask prices are quoted on such day, the security will be valued based on written or standing instructions from the Investment Adviser, which has been appointed Valuation Designee pursuant to Rule 2a-5 under the 1940 Act (“Rule 2a-5”) by the Board. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Valuation Designee.

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued by the Valuation Designee under procedures adopted pursuant to Rule 2a-5 if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of 60 days or less that are not credit impaired are valued at amortized cost, unless the Valuation Designee determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Valuation Designee. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Options are valued using market quotations. When market quotations are not readily available, options are valued from broker quotes. In limited circumstances when neither market quotations nor broker quotes are readily available, options are valued using a Black Scholes model.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Valuation Designee. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons to the valuation and changes in valuation of similar securities, including a comparison of foreign securities to the equivalent U.S.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Fund obtains valuations on the basis of prices provided by a pricing service monitored by the Valuation Designee. All other investment assets, including restricted and not readily marketable securities, are valued in good faith at fair value by the Valuation Designee under procedures adopted pursuant to Rule 2a-5.

In addition, whenever developments in one or more securities markets after the close of the principal markets for one or more portfolio securities and before the time as of which the Fund determines its net asset value would, if such developments had been reflected in such principal markets, likely have more than a minimal effect on the Fund’s net asset value per share, the Valuation Designee may fair value such portfolio securities based on available market information as of the time the Fund determines its net asset value.

NYSE Closings. The holidays (as observed) on which the NYSE is closed, and therefore days upon which shareholders will not be able to purchase or sell common shares currently are: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day, and on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLAN

Under the Fund’s Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan (the “Plan”), a Shareholder whose shares of common stock are registered in his or her own name will have all distributions reinvested automatically by Computershare Trust Company, N.A. (“Computershare”), which is an agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own shares of common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend-disbursing agent.

Enrollment in the Plan

It is the policy of The Gabelli Global Small and Mid Cap Value Trust to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request through the Internet, by telephone or in writing to:

The Gabelli Global Small and Mid Cap Value Trust

c/o Computershare

P.O. Box 43006

Providence, RI 02940-3006

Telephone: (800) 336-6983

Website: www.computershare.com/investor

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan may contact Computershare at the website or telephone number above.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

The Gabelli Global Small and Mid Cap Value Trust

Additional Fund Information (Continued) (Unaudited)

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a per share fee (currently $0.02 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and fees for such purchases are expected to be less than the usual fees for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 6006, Carol Stream, IL 60197-6006 such that Computershare receives such payments approximately three days before the 1st and 15th of the month. Funds not received at least three days before the investment date shall be held for investment until the next purchase date. Computershare will wait up to three business days after receipt of a check to ensure it receives good funds and will then seek to purchase shares for voluntary cash payments on the voluntary cash payment date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. Include in your request your name, address, and account number. Computershare will sell such shares through a broker-dealer selected by Computershare within 5 business days of receipt of the request. The sale price will equal the weighted average price of all shares sold through the Plan on the day of the sale, less applicable fees. Participants should note that Computershare is unable to accept instructions to sell on a specific date or at a specific price. The cost to liquidate shares is $2.50 per transaction as well as the per share fee (currently $0.10 per share). Per share fees include any applicable brokerage commissions Computershare is required to pay and are expected to be less than the usual fees for such transactions.

For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 30 days written notice to participants in the Plan.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited)

December 31, 2023

Cash Dividends and Distributions

Payable Date	Record Date	Ordinary Investment Income (a)	Long Term Capital Gains	Return of Capital (b)	Total Amount Paid Per Share (c)	Dividend Reinvestment Price
Common Stock
03/24/23	03/17/23	$0.02670	$0.07800	$0.05530	$0.16000	$11.17070
06/23/23	06/15/23	0.04070	0.06400	0.05530	0.16000	11.57130
09/22/23	09/15/23	0.04070	0.06400	0.05530	0.16000	10.66960
12/22/23	12/15/23	0.04070	0.06400	0.05530	0.16000	11.76830
		$0.14880	$0.27000	$0.22120	$0.64000
5.200% Series B Cumulative Preferred Shares
03/27/23	03/20/23	$0.0301000	$0.0699000	—	$0.10000
06/26/23	06/16/23	0.0439000	0.0691000	—	0.11300
09/26/23	09/19/23	0.0505000	0.0795000	—	0.13000
12/26/23	12/18/23	0.0505000	0.0795000	—	0.13000
		$0.1750000	$0.2980000	—	$0.47300

A Form 1099-DIV has been mailed to all shareholders of record which sets forth specific amounts to be included in your 2023 tax returns. Ordinary income is reported in box 1a of Form 1099-DIV. Capital gain distributions are reported in box 2a of Form 1099-DIV.

The long term gain distributions for the year ended December 31, 2023 were $3,200,058 or the maximum amount.

Corporate Dividends Received Deduction, Qualified Dividend Income, and U.S. Government Securities Income

In 2023, the Fund paid to common and 5.200% Series B Cumulative Preferred shareholders ordinary income dividends of $0.14880 and $0.17500 per share, respectively. For 2023, 58.92% of the ordinary dividend qualified for the dividend received deduction available to corporations, 100% of the ordinary income distribution was deemed qualified dividend income, and 16.62% of the ordinary income distribution was qualified interest income. The percentage of ordinary income dividends paid by the Fund during 2023 derived from U.S. Government securities was 9.13%. Such income is exempt from state and local taxes in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of its fiscal year in U.S. Government securities. The Fund did not meet this strict requirement in 2023. The percentage of U.S. Government securities held as of December 31, 2023 was 0.9%.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

INCOME TAX INFORMATION (Unaudited) (Continued)

December 31, 2023

Historical Distribution Summary

	Investment Income (a)	Short Term Capital Gains (a)	Long Term Capital Gains	Return of Capital (b)	Foreign Tax Credit (c)	Total Distributions (d)	Adjustment to Cost Basis (e)
Common Shares
2023	$0.12870	$0.02010	$0.27000	$0.22120	–	$0.64000	$0.22120
2022	0.02430	–	0.61570	–	–	0.64000	–
2021	0.14180	0.01030	0.88790	–	–	1.04000	–
2020	–	0.00600	0.05720	0.57960	$(0.00280)	0.64000	0.57960
2019	0.12170	0.01070	0.26960	0.15800	–	0.56000	0.15800
2017 (f)	–	–	–	–	–	–	–
2016	0.03560	0.06970	0.01470	–	–	0.12000	–
5.450% Series A Cumulative Preferred Shares
2022	$0.02854	–	$0.21746	–	–	$0.24601	–
2021	0.18600	$0.01320	1.16330	–	–	1.36250	–
2020	–	0.07567	1.28683	–	–	1.36250	–
2019	0.41809	0.03591	0.90851	–	–	1.36250	–
2018	0.44587	0.08392	0.83271	–	–	1.36250	–
2017	0.16835	0.73937	0.16260	$0.29218	–	1.36250	$0.29218
2016	0.25481	0.49866	0.10567	–	–	0.85914	–
5.200% Series B Cumulative Preferred Shares
2023	$0.15140	$0.02360	$0.29800	–	–	$0.47300	–
2022	0.01710	–	0.38290	–	–	0.40000	–
2021	0.00834	0.00059	0.05218	–	–	0.06111	–

(a)	Taxable as ordinary income for Federal tax purposes.
(b)	Non-taxable.
(c)	Per share ordinary investment income and investment income are grossed up for the foreign tax credit.
(d)	Total amounts may differ due to rounding.
(e)	Decrease in cost basis.
(f)	On October 23, 2017, the Fund distributed Rights equivalent to $1.02 per share based upon full subscription of all issued shares.

All designations are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

THE GABELLI GLOBAL SMALL & MID CAP VALUE TRUST

AND YOUR PERSONAL PRIVACY

Who are we?

The Gabelli Global Small & Mid Cap Value Trust is a closed-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company that has subsidiaries that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

When you purchase shares of the Fund on the New York Stock Exchange, you have the option of registering directly with our transfer agent in order, for example, to participate in our dividend reinvestment plan.

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us. This would include information about the shares that you buy or sell; it may also include information about whether you sell or exercise rights that we have issued from time to time. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www.sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer - Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc. He is also Executive Chairman of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School and Honorary Doctorates from Fordham University and Roger Williams University.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA degree with honors from Columbia Business School.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. Currently he is a Managing Director and Co-Chief Investment Officer for GAMCO Investors, Inc.’s Value team. In addition, he serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA degree from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “World Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “World Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGZX.”

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may from time to time purchase its common shares in the open market when the Fund’s shares are trading at a discount of 7.5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

TRUSTEES

Mario J. Gabelli, CFA
Chairman and
Chief Executive Officer,
GAMCO Investors, Inc.
Executive Chairman,
Associated Capital Group Inc.

Calgary Avansino
Former Chief Executive Officer,
Glamcam

John Birch
Partner,
The Cardinal Partners Global

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance
Holdings Ltd.

Kevin V. Dreyer
Managing Director,
GAMCO Investors, Inc.

Frank J. Fahrenkopf, Jr.
Former President & Chief
Executive Officer,
American Gaming Association

Agnes Mullady
Former Senior Vice President,
GAMCO Investors Inc.

Salvatore J. Zizza
Chairman,
Zizza & Associates Corp.

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary & Vice President

Richard J. Walz
Chief Compliance Officer

Daniel Hughes
Vice President & Ombudsman

Bethany A. Uhlein
Vice President & Ombudsman

Laurissa M. Martire
Vice President

INVESTMENT ADVISER

Gabelli Funds, Inc.
One Corporate Center
Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust
Company

COUNSEL

Skadden, Arps, Slate, Meagher &
Flom, LLP

TRANSFER AGENT AND
REGISTRAR

Computershare Trust Company, N.A.

GGZ Q4/2023

GABELLI
FUNDS

THE GABELLI GLOBAL SMALL AND MID CAP VALUE TRUST

GGZ

Annual Report
December 31, 2023

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Salvatore J. Zizza is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $32,933 for 2022 and $33,592 for 2023.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2023.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $4,450 for 2022 and $4,540 for 2023. Tax fees represent tax compliance services provided in connection with the review of the Registrant’s tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2023.

(e)(1)	Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Adviser, Gabelli Funds, LLC, and any affiliate of Gabelli Funds, LLC (“Gabelli”) that provides services to the registrant (a “Covered Services Provider”) if the independent registered public accounting firm’s engagement related directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson must report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to the other persons (other than Gabelli or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (ii) such services are promptly brought to the attention of the Committee and approved by the Committee or Chairperson prior to the completion of the audit.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 0%

(d) 0%

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2022 and $0 for 2023.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	The registrant is not a foreign issuer.

Item 5.	Audit Committee of Listed Registrants.

(a)	The registrant has a separately designated audit committee consisting of the following members: John Birch, Frank J. Fahrenkopf, Jr., and Salvatore J. Zizza.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

SECTION HH

The Voting of Proxies on Behalf of Clients

(This section pertains to all affiliated SEC registered investment advisers)

Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940 require investment advisers to adopt written policies and procedures governing the voting of proxies on behalf of their clients.

These procedures will be used by GAMCO Asset Management Inc., Gabelli Funds, LLC, Gabelli & Company Investment Advisers, Inc., and Teton Advisors, Inc. (collectively, the “Advisers”) to determine how to vote proxies relating to portfolio securities held by their clients, including the procedures that the Advisers use when a vote presents a conflict between the interests of the shareholders of an investment company managed by one of the Advisers, on the one hand, and those of the Advisers; the principal underwriter; or any affiliated person of the investment company, the Advisers, or the principal underwriter. These procedures will not apply where the Advisers do not have voting discretion or where the Advisers have agreed to with a client to vote the client’s proxies in accordance with specific guidelines or procedures supplied by the client (to the extent permitted by ERISA).

I.	Proxy Voting Committee

The Proxy Voting Committee was originally formed in April 1989 for the purpose of formulating guidelines and reviewing proxy statements within the parameters set by the substantive proxy voting guidelines originally published in 1988 and updated periodically, a copy of which are appended as Exhibit A. The Committee will include representatives of Research, Administration, Legal, and the Advisers. Additional or replacement members of the Committee will be nominated by the Chairman and voted upon by the entire Committee.

Meetings are held on an as needed basis to form views on the manner in which the Advisers should vote proxies on behalf of their clients.

In general, the Director of Proxy Voting Services, using the Proxy Guidelines, and the analysts of GAMCO Investors, Inc. (“GBL”), will determine how to vote on each issue. For non-controversial matters, the Director of Proxy Voting Services may vote the proxy if the vote is: (1) consistent with the recommendations of the issuer’s Board of Directors and not contrary to the Proxy Guidelines; (2) consistent with the recommendations of the issuer’s Board of Directors and is a non-controversial issue not covered by the Proxy Guidelines; or (3) the vote is contrary to the recommendations of the Board of Directors but is consistent with the Proxy Guidelines. In those instances, the Director of Proxy Voting Services or the Chairman of the Committee may sign and date the proxy statement indicating how each issue will be voted.

Revised: August 16, 2023	HH-1	INTERNAL USE ONLY

All matters identified by the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department as controversial, taking into account the recommendations of the analysts of GBL, will be presented to the Proxy Voting Committee. If the Chairman of the Committee, the Director of Proxy Voting Services or the Legal Department has identified the matter as one that (1) is controversial; (2) would benefit from deliberation by the Proxy Voting Committee; or (3) may give rise to a conflict of interest between the Advisers and their clients, the Chairman of the Committee will initially determine what vote to recommend that the Advisers should cast and the matter will go before the Committee.

A.	Conflicts of Interest.

The Advisers have implemented these proxy voting procedures in order to prevent conflicts of interest from influencing their proxy voting decisions. By following the Proxy Guidelines and the analysts of GBL, the Advisers are able to avoid, wherever possible, the influence of potential conflicts of interest. Nevertheless, circumstances may arise in which one or more of the Advisers are faced with a conflict of interest or the appearance of a conflict of interest in connection with its vote. In general, a conflict of interest may arise when an Adviser knowingly does business with an issuer, and may appear to have a material conflict between its own interests and the interests of the shareholders of an investment company managed by one of the Advisers regarding how the proxy is to be voted. A conflict also may exist when an Adviser has actual knowledge of a material business arrangement between an issuer and an affiliate of the Adviser.

In practical terms, a conflict of interest may arise, for example, when a proxy is voted for a company that is a client of one of the Advisers, such as GAMCO Asset Management Inc. A conflict also may arise when a client of one of the Advisers has made a shareholder proposal in a proxy to be voted upon by one or more of the Advisers. The Director of Proxy Voting Services, together with the Legal Department, will scrutinize all proxies for these or other situations that may give rise to a conflict of interest with respect to the voting of proxies.

B.	Operation of Proxy Voting Committee

For matters submitted to the Committee, each member of the Committee will receive, prior to the meeting, a copy of the proxy statement, a summary of any views provided by the Chief Investment Officer and any recommendations by GBL analysts. The Chief Investment Officer or the GBL analysts may be invited to present their viewpoints. If the Director of Proxy Voting Services or the Legal Department believe that the matter before the committee is one with respect to which a conflict of interest may exist between the Advisers and their clients, counsel may provide an

Revised: August 16, 2023	HH-2	INTERNAL USE ONLY

opinion to the Committee concerning the conflict. If the matter is one in which the interests of the clients of one or more of the Advisers may diverge, counsel may so advise and the Committee may make different recommendations as to different clients. For any matters where the recommendation may trigger appraisal rights, counsel may provide an opinion concerning the likely risks and merits of such an appraisal action.

Each matter submitted to the Committee will be determined by the vote of a majority of the members present at the meeting. Should the vote concerning one or more recommendations be tied in a vote of the Committee, the Chairman of the Committee will cast the deciding vote. The Committee will notify the proxy department of its decisions and the proxies will be voted accordingly.

Although the Proxy Guidelines express the normal preferences for the voting of any shares not covered by a contrary investment guideline provided by the client, the Committee is not bound by the preferences set forth in the Proxy Guidelines and will review each matter on its own merits. The Advisers subscribe to Institutional Shareholder Services Inc (“ISS”) and Glass Lewis & Co., LLC (“Glass Lewis”), which supply current information on companies, matters being voted on, regulations, trends in proxy voting and information on corporate governance issues. The information provided by ISS and GL is for informational purposes only.

If the vote cast either by the analyst or as a result of the deliberations of the Proxy Voting Committee runs contrary to the recommendation of the Board of Directors of the issuer, the matter may be referred to legal counsel to determine whether an amendment to the most recently filed Schedule 13D is appropriate.

II.	Social Issues and Other Client Guidelines

If a client has provided and the Advisers have accepted special instructions relating to the voting of proxies, they should be noted in the client’s account file and forwarded to the proxy department. This is the responsibility of the investment professional or sales assistant for the client. In accordance with Department of Labor guidelines, the Advisers’ policy is to vote on behalf of ERISA accounts in the best interest of the plan participants with regard to social issues that carry an economic impact. Where an account is not governed by ERISA, the Advisers will vote shares held on behalf of the client in a manner consistent with any individual investment/voting guidelines provided by the client. Otherwise the Advisers may abstain with respect to those shares.

Specific to the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF, the Proxy Voting Committee will rely on the advice of the portfolio managers of the Gabelli SRI Fund and the Gabelli Love Our Planet & People ETF to provide voting recommendations on the securities held in the portfolios.

Revised: August 16, 2023	HH-3	INTERNAL USE ONLY

III.	Client Retention of Voting Rights

If a client chooses to retain the right to vote proxies or if there is any change in voting authority, the following should be notified by the investment professional or sales assistant for the client.

- Operations

- Proxy Department

- Investment professional assigned to the account

In the event that the Board of Directors (or a Committee thereof) of one or more of the investment companies managed by one of the Advisers has retained direct voting control over any security, the Proxy Voting Department will provide each Board Member (or Committee member) with a copy of the proxy statement together with any other relevant information.

IV.	Proxies of Certain Non-U.S. Issuers

Proxy voting in certain countries requires “share-blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depository. During the period in which the shares are held with a depository, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian. Absent a compelling reason to the contrary, the Advisers believe that the benefit to the client of exercising the vote is outweighed by the cost of voting and therefore, the Advisers will not typically vote the securities of non-U.S. issuers that require share-blocking.

In addition, voting proxies of issuers in non-U.S. markets may also give rise to a number of administrative issues or give rise to circumstances under which voting would impose a cost (real or implied) on its client which may cause the Advisers to abstain from voting such proxies. For example, the Advisers may receive the notices for shareholder meetings without adequate time to consider the proposals in the proxy or after the cut-off date for voting. Other markets require the Advisers to provide local agents with power of attorney prior to implementing their respective voting instructions on the proxy. Other markets may require disclosure of certain ownership information in excess of what is required to vote in the U.S. market. Although it is the Advisers’ policies to vote the proxies for its clients for which they have proxy voting authority, in the case of issuers in non-U.S. markets, we vote client proxies on a best efforts basis.

V.	Voting Records

The Proxy Voting Department will retain a record of matters voted upon by the Advisers for their clients. The Advisers will supply information on how they voted a client’s proxy upon request from the client.

Revised: August 16, 2023	HH-4	INTERNAL USE ONLY

The complete voting records for each registered investment company (the “Fund”) that is managed by the Advisers will be filed on Form N-PX for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to Gabelli Funds, LLC at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

The Advisers’ proxy voting records will be retained in compliance with Rule 204-2 under the Investment Advisers Act.

VI.	Voting Procedures

1. Custodian banks, outside brokerage firms and clearing firms are responsible for forwarding proxies directly to the Advisers.

Proxies are received in one of two forms:

●	Shareholder Vote Instruction Forms (“VIFs”) - Issued by Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge is an outside service contracted by the various institutions to issue proxy materials.

●	Proxy cards which may be voted directly.

2. Upon receipt of the proxy, the number of shares each form represents is logged into the proxy system, electronically or manually, according to security.

3. Upon receipt of instructions from the proxy committee, the votes are cast and recorded for each account.

Records have been maintained on the ProxyEdge system.

ProxyEdge records include:

Security Name and CUSIP Number

Date and Type of Meeting (Annual, Special, Contest)

Directors’ Recommendation (if any)

How the Adviser voted for the client on item

4. VIFs are kept alphabetically by security. Records for the current proxy season are located in the Proxy Voting Department office. In preparation for the upcoming season, files are transferred to an offsite storage facility during January/February.

5. If a proxy card or VIF is received too late to be voted in the conventional matter, every attempt is made to vote including:

Revised: August 16, 2023	HH-5	INTERNAL USE ONLY

●	When a solicitor has been retained, the solicitor is called. At the solicitor’s direction, the proxy is faxed or sent electronically.

●	In some circumstances VIFs can be faxed or sent electronically to Broadridge up until the time of the meeting.

6. In the case of a proxy contest, records are maintained for each opposing entity.

7. Voting in Person

a) At times it may be necessary to vote the shares in person. In this case, a “legal proxy” is obtained in the following manner:

●	Banks and brokerage firms using the services at Broadridge:

Broadridge is notified that we wish to vote in person. Broadridge issues individual legal proxies and sends them back via email or overnight (or the Adviser can pay messenger charges). A lead-time of at least two weeks prior to the meeting is needed to do this. Alternatively, the procedures detailed below for banks not using Broadridge may be implemented.

●	Banks and brokerage firms issuing proxies directly:

The bank is called and/or faxed and a legal proxy is requested.

All legal proxies should appoint:

“Representative of [Adviser name] with full power of substitution.”

b) The legal proxies are given to the person attending the meeting along with the limited power of attorney.

Revised: August 16, 2023	HH-6	INTERNAL USE ONLY

Appendix A

Proxy Guidelines

PROXY VOTING GUIDELINES

General Policy Statement

It is the policy of GAMCO Investors, Inc, and its affiliated advisers (collectively “the Advisers”) to vote in the best economic interests of our clients. As we state in our Magna Carta of Shareholders Rights, established in May 1988, we are neither for nor against management. We are for shareholders.

At our first proxy committee meeting in 1989, it was decided that each proxy statement should be evaluated on its own merits within the framework first established by our Magna Carta of Shareholders Rights. The attached guidelines serve to enhance that broad framework.

We do not consider any issue routine. We take into consideration all of our research on the company, its directors, and their short and long-term goals for the company. In cases where issues that we generally do not approve of are combined with other issues, the negative aspects of the issues will be factored into the evaluation of the overall proposals but will not necessitate a vote in opposition to the overall proposals.

Board of Directors

We do not consider the election of the Board of Directors a routine issue. Each slate of directors is evaluated on a case-by-case basis.

Factors taken into consideration include:

●	Historical responsiveness to shareholders

This may include such areas as:

- Paying greenmail

- Failure to adopt shareholder resolutions receiving a majority of shareholder votes

●	Qualifications

●	Nominating committee in place

●	Number of outside directors on the board

●	Attendance at meetings

●	Overall performance

Revised: August 16, 2023	HH-7	INTERNAL USE ONLY

Selection of Auditors

In general, we support the Board of Directors’ recommendation for auditors.

Blank Check Preferred Stock

We oppose the issuance of blank check preferred stock.

Blank check preferred stock allows the company to issue stock and establish dividends, voting rights, etc. without further shareholder approval.

Classified Board

A classified board is one where the directors are divided into classes with overlapping terms. A different class is elected at each annual meeting.

While a classified board promotes continuity of directors facilitating long range planning, we feel directors should be accountable to shareholders on an annual basis. We will look at this proposal on a case-by-case basis taking into consideration the board’s historical responsiveness to the rights of shareholders.

Where a classified board is in place we will generally not support attempts to change to an annually elected board.

When an annually elected board is in place, we generally will not support attempts to classify the board.

Increase Authorized Common Stock

The request to increase the amount of outstanding shares is considered on a case-by-case basis.

Factors taken into consideration include:

●	Future use of additional shares

- Stock split

- Stock option or other executive compensation plan

- Finance growth of company/strengthen balance sheet

- Aid in restructuring

- Improve credit rating

- Implement a poison pill or other takeover defense

●	Amount of stock currently authorized but not yet issued or reserved for stock option plans

Revised: August 16, 2023	HH-8	INTERNAL USE ONLY

●	Amount of additional stock to be authorized and its dilutive effect

We will support this proposal if a detailed and verifiable plan for the use of the additional shares is contained in the proxy statement.

Confidential Ballot

We support the idea that a shareholder’s identity and vote should be treated with confidentiality.

However, we look at this issue on a case-by-case basis.

In order to promote confidentiality in the voting process, we endorse the use of independent Inspectors of Election.

Cumulative Voting

In general, we support cumulative voting.

Cumulative voting is a process by which a shareholder may multiply the number of directors being elected by the number of shares held on record date and cast the total number for one candidate or allocate the voting among two or more candidates.

Where cumulative voting is in place, we will vote against any proposal to rescind this shareholder right.

Cumulative voting may result in a minority block of stock gaining representation on the board. When a proposal is made to institute cumulative voting, the proposal will be reviewed on a case-by-case basis. While we feel that each board member should represent all shareholders, cumulative voting provides minority shareholders an opportunity to have their views represented.

Director Liability and Indemnification

We support efforts to attract the best possible directors by limiting the liability and increasing the indemnification of directors, except in the case of insider dealing.

Revised: August 16, 2023	HH-9	INTERNAL USE ONLY

Equal Access to the Proxy

The SEC’s rules provide for shareholder resolutions. However, the resolutions are limited in scope and there is a 500 word limit on proponents’ written arguments. Management has no such limitations. While we support equal access to the proxy, we would look at such variables as length of time required to respond, percentage of ownership, etc.

Fair Price Provisions

Charter provisions requiring a bidder to pay all shareholders a fair price are intended to prevent two-tier tender offers that may be abusive. Typically, these provisions do not apply to board-approved transactions.

We support fair price provisions because we feel all shareholders should be entitled to receive the same benefits.

Reviewed on a case-by-case basis.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted after a takeover.

We support any proposal that would assure management of its own welfare so that they may continue to make decisions in the best interest of the company and shareholders even if the decision results in them losing their job. We do not, however, support excessive golden parachutes. Therefore, each proposal will be decided on a case-by- case basis.

Anti-Greenmail Proposals

We do not support greenmail. An offer extended to one shareholder should be extended to all shareholders equally across the board.

Revised: August 16, 2023	HH-10	INTERNAL USE ONLY

Limit Shareholders’ Rights to Call Special Meetings

We support the right of shareholders to call a special meeting.

Reviewed on a case-by-case basis.

Consideration of Nonfinancial Effects of a Merger

This proposal releases the directors from only looking at the financial effects of a merger and allows them the opportunity to consider the merger’s effects on employees, the community, and consumers.

As a fiduciary, we are obligated to vote in the best economic interests of our clients. In general, this proposal does not allow us to do that. Therefore, we generally cannot support this proposal.

Reviewed on a case-by-case basis.

Mergers, Buyouts, Spin-Offs, Restructurings

Each of the above is considered on a case-by-case basis. According to the Department of Labor, we are not required to vote for a proposal simply because the offering price is at a premium to the current market price. We may take into consideration the long term interests of the shareholders.

Military Issues

Shareholder proposals regarding military production must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

In voting on this proposal for our non-ERISA clients, we will vote according to the client’s direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Northern Ireland

Shareholder proposals requesting the signing of the MacBride principles for the purpose of countering the discrimination of Catholics in hiring practices must be evaluated on a purely economic set of criteria for our ERISA clients. As such, decisions will be made on a case-by-case basis.

Revised: August 16, 2023	HH-11	INTERNAL USE ONLY

In voting on this proposal for our non-ERISA clients, we will vote according to client direction when applicable. Where no direction has been given, we will vote in the best economic interests of our clients. It is not our duty to impose our social judgment on others.

Opt Out of State Anti-Takeover Law

This shareholder proposal requests that a company opt out of the coverage of the state’s takeover statutes. Example: Delaware law requires that a buyer must acquire at least 85% of the company’s stock before the buyer can exercise control unless the board approves.

We consider this on a case-by-case basis. Our decision will be based on the following:

●	State of Incorporation

●	Management history of responsiveness to shareholders

●	Other mitigating factors

Poison Pill

In general, we do not endorse poison pills.

In certain cases where management has a history of being responsive to the needs of shareholders and the stock is very liquid, we will reconsider this position.

Reincorporation

Generally, we support reincorporation for well-defined business reasons. We oppose reincorporation if proposed solely for the purpose of reincorporating in a state with more stringent anti-takeover statutes that may negatively impact the value of the stock.

Stock Incentive Plans

Director and Employee Stock incentive plans are an excellent way to attract, hold and motivate directors and employees. However, each incentive plan must be evaluated on its own merits, taking into consideration the following:

●	Dilution of voting power or earnings per share by more than 10%.

●	Kind of stock to be awarded, to whom, when and how much.

Revised: August 16, 2023	HH-12	INTERNAL USE ONLY

●	Method of payment.

●	Amount of stock already authorized but not yet issued under existing stock plans.

●	The successful steps taken by management to maximize shareholder value.

Supermajority Vote Requirements

Supermajority vote requirements in a company’s charter or bylaws require a level of voting approval in excess of a simple majority of the outstanding shares. In general, we oppose supermajority-voting requirements. Supermajority requirements often exceed the average level of shareholder participation. We support proposals’ approvals by a simple majority of the shares voting.

Reviewed on a case-by-case basis.

Limit Shareholders Right to Act by Written Consent

Written consent allows shareholders to initiate and carry on a shareholder action without having to wait until the next annual meeting or to call a special meeting. It permits action to be taken by the written consent of the same percentage of the shares that would be required to effect proposed action at a shareholder meeting.

Reviewed on a case-by-case basis.

“Say-on-Pay” / “Say-When-on-Pay” / “Say-on-Golden-Parachutes”

Required under the Dodd-Frank Act; these proposals are non-binding advisory votes on executive compensation. We will generally vote with the Board of Directors’ recommendation(s) on advisory votes on executive compensation (“Say-on-Pay”), advisory votes on the frequency of voting on executive compensation (“Say-When-on-Pay”) and advisory votes relating to extraordinary transaction executive compensation (“Say-on-Golden-Parachutes”). In those instances when we believe that it is in our clients’ best interest, we may abstain or vote against executive compensation and/or the frequency of votes on executive compensation and/or extraordinary transaction executive compensation advisory votes.

Proxy Access

Proxy access is a tool used to attempt to promote board accountability by requiring that a company’s proxy materials contain not only the names of management nominees, but also any candidates nominated by long-term shareholders holding at least a certain stake in the company. We will review proposals regarding proxy access on a case-by-case basis taking into account the provisions of the proposal, the company’s current governance structure, the successful steps taken by management to maximize shareholder value, as well as other applicable factors.

Revised: August 16, 2023	HH-13	INTERNAL USE ONLY

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

PORTFOLIO MANAGERS

Mario J. Gabelli, CFA, is Chairman, Chief Executive Officer, and Chief Investment Officer – Value Portfolios of GAMCO Investors, Inc. that he founded in 1977, and Chief Investment Officer – Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. He is also Executive Chairman of the Board of Directors of Associated Capital Group, Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and Honorary Doctorates from Fordham University and Roger Williams University.

Kevin V. Dreyer joined Gabelli in 2005 as a research analyst covering companies within the consumer sector. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Dreyer received a BSE from the University of Pennsylvania and an MBA from Columbia Business School.

Jeffrey J. Jonas, CFA, joined Gabelli in 2003 as a research analyst focusing on companies across the healthcare industry. In 2006, he began serving as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Jonas was a Presidential Scholar at Boston College, where he received a BS in Finance and Management Information Systems.

Christopher J. Marangi joined Gabelli in 2003 as a research analyst. He currently serves as Co-Chief Investment Officer of GAMCO Investors, Inc.’s Value team and a portfolio manager of Gabelli Funds, LLC. He manages several funds within the Gabelli/GAMCO Fund Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

MANAGEMENT OF OTHER ACCOUNTS

The table below shows the number of other accounts managed by the portfolio managers and the total assets in each of the following categories: registered investment companies, other paid investment vehicles and other accounts as of December 31, 2023. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

Name of Portfolio Manager	Type of Accounts	Total No. of Accounts Managed	Total Assets	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Mario J. Gabelli, CFA	Registered Investment Companies:	22	$16.3 billion	5	$5.3 billion
	Other Pooled Investment Vehicles:	7	$895.8 million	7	$879 million
	Other Accounts:	834	$6.5 billion	0	$0
Christopher J. Marangi	Registered Investment Companies:	8	$6.8 billion	3	$4.8 billion
	Other Pooled Investment Vehicles:	1	$4.4 million	0	$0
	Other Accounts:	259	$701.2 million	0	$0
Jeffrey J. Jonas, CFA	Registered Investment Companies:	3	$4.6 billion	1	$2.6 billion
	Other Pooled Investment Vehicles:	1	$7.1 million	0	$0
	Other Accounts:	8	$11.2 million	0	$0
Kevin V. Dreyer	Registered Investment Companies:	5	$6.6 billion	2	$4.7 billion
	Other Pooled Investment Vehicles:	1	$4.4 million	0	$0
	Other Accounts:	253	$692.8 million	0	$0

POTENTIAL CONFLICTS OF INTEREST

As reflected above, the Portfolio Managers manage accounts in addition to the Trust. Actual or apparent conflicts of interest may arise when a Portfolio Manager also has day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, they will not be able to devote all of their time to the management of the Trust. The Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he/she were to devote all of their attention to the management of only the Trust.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage managed accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Manager identifies an investment opportunity that may be suitable for multiple accounts, a fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among all or many of these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser, and their affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

SELECTION OF BROKER/DEALERS. Because of Mr. Gabelli’s indirect majority ownership interest in G.research, LLC, he may have an incentive to use G.research to execute portfolio transactions for a Fund.

PURSUIT OF DIFFERING STRATEGIES. At times, the Portfolio Managers may determine that an investment opportunity may be appropriate for only some of the accounts for which he/she exercises investment responsibility, or may decide that certain of the funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the Portfolio Manager differs among the accounts that he/she manages. If the structure of the Adviser’s management fee or the Portfolio Manager’s compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Manager may be motivated to favor certain accounts over others. The Portfolio Manager also may be motivated to favor accounts in which they have an investment interest, or in which the Adviser, or their affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager’s performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if the Portfolio Manager manages accounts which have performance fee arrangements, certain portions of their compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser, and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and their staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Trust. Net revenues are determined by deducting from gross investment management fees the firm’s expenses (other than Mr. Gabelli’s compensation) allocable to this Trust. Four closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Additionally, he receives similar incentive based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other closed-end registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser’s parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

COMPENSATION STRUCTURE FOR THE PORTFOLIO MANAGERS OTHER THAN MR. GABELLI

The compensation for the Portfolio Managers other than Mr. Gabelli for the Trust is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The Portfolio Managers other than Mr. Gabelli receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of restricted stock, and incentive based variable compensation based on a percentage of net revenue received by the Adviser for managing the Trust to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the Portfolio Managers’ compensation) allocable to the Trust (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by the Portfolio Managers, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

OWNERSHIP OF SHARES IN THE FUND

Mario J. Gabelli, Kevin V. Dreyer, Jeffrey J. Jonas, and Christopher J. Marangi owned over $1 million, $10,001- $50,000, $10,001- $50,000, and $10,001- $50,000, respectively, of shares of the Trust as of December 31, 2023.

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 07/01/2023 through 07/31/2023	Common – 14,085 Preferred Series B – N/A	Common – $12.11 Preferred Series B – N/A	Common – 14,085 Preferred Series B – N/A	Common – 8,619,082 - 14,085 = 8,604,997 Preferred Series B – 3,200,000
Month #2 08/01/2023 through 08/31/2023	Common – 26,225 Preferred Series B – N/A	Common – $11.76 Preferred Series B – N/A	Common – 26,225 Preferred Series B – N/A	Common – 8,604,997 - 26,225 = 8,578,772 Preferred Series B – 3,200,000
Month #3 09/01/2023 through 09/30/2023	Common – 55,781 Preferred Series B – N/A	Common – $10.98 Preferred Series B – N/A	Common – 55,781 Preferred Series B – N/A	Common – 8,578,772 - 55,781 = 8,522,991 Preferred Series B – 1,600,000
Month #4 10/01/2023 through 10/31/2023	Common – 62,414 Preferred Series B – N/A	Common – $9.95 Preferred Series B – N/A	Common – 62,414 Preferred Series B – N/A	Common – 8,522,991 - 62,414 = 8,460,577 Preferred Series B – 1,600,000
Month #5 11/01/2023 through 11/30/2023	Common – 43,114 Preferred Series B – N/A	Common – $10.45 Preferred Series B – N/A	Common – 43,114 Preferred Series B – N/A	Common – 8,460,577 - 43,114 = 8,417,463 Preferred Series B – 1,600,000
Month #6 12/01/2023 through 12/31/2023	Common – 29,023 Preferred Series B – N/A	Common – $10.98 Preferred Series B – N/A	Common – 29,023 Preferred Series B – N/A	Common – 8,417,463 - 29,023 = 8,388,440 Preferred Series B – 1,600,000
Total	Common – 230,642 Preferred Series B – N/A	Common – $10.95 Preferred Series B – N/A	Common – 230,642 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs semiannually in the Fund’s reports to shareholders in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 7.5% or more from the net asset value of the shares. Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to their respective liquidation values.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1)	Gross income from securities lending activities; $0

(2)	All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees; $0

(3)	The aggregate fees/compensation disclosed pursuant to paragraph (2); $0 and

(4)	Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)). $0

(b)	If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year. N/A

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Global Small and Mid Cap Value Trust

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	March 8, 2024

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	March 8, 2024

*	Print the name and title of each signing officer under his or her signature.